As filed with the Securities and Exchange Commission on April 29, 2005

File Nos.33 81800

811-8644

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

Post Effective Amendment No. 27         /X/

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

Amendment No. 29      /X/

VARIABLE INSURANCE FUNDS

(Exact Name of Registrant as Specified in Charter)

3435 Stelzer Road, Columbus, Ohio 43219

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including area code:

1 800 257 5872

Keith T. Robinson

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Copies to:

Walter Grimm

BISYS Fund Services, Inc.

3435 Stelzer Road

Columbus, Ohio 43219 3035

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[x] on May 1, 2005 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

AmSouth Select Equity Fund
Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

The AmSouth Select Equity Fund seeks to provide long-term growth of capital by investing in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund's goals and investment program are described in detail inside. AmSouth Asset Management, Inc. ("AAMI") serves as the Fund's investment adviser, and OakBrook Investments, LLC ("OakBrook") serves as the investment sub-adviser of the Fund.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, AAMI, and OakBrook.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

Principal Investment Strategies

Principal Investment Risks

Fund Performance

Fund Expenses

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Market Risk

Lack of Diversification

Interest Rate Risk

Credit Risk

Lack of Diversification

Temporary Investments

Portfolio Holdings

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Servicing Agents

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Administrator and Distributor

TAXATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities, consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies with market capitalizations that are greater than $2 billion at the time of purchase. The portfolio manager does not currently intend to purchase convertible securities.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks, although the Fund's investment strategies seek out stocks that tend to be less volatile than many common stocks over the long term. The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, if any, generally will change in value inversely with changes in interest rates. In addition, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Because the Fund may concentrate its investments in a relatively small number of issuers, it may be exposed to risks caused by events that affect particular companies to a greater extent than more broadly diversified mutual funds.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	11.96% 2000	8.26% 2001	-8.43% 2002	26.24% 2003	9.64% 2004
Best Quarter: Worst Quarter:	17.63% -12.98%	12/31/00 9/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	5 Years	Since Inception (May 3, 1999)
Fund S&P 500® Index*	9.64% 10.88%	8.96% -2.30%	4.93% -0.21%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.80%
Shareholder Service Fee	0.25%
Other Expenses	0.38%
Total Annual Fund Operating Expenses*	1.43%

* AAMI currently limits it management fee to 0.72%. Other (including shareholder servicing fees) expenses currently are being limited to 0.53%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investors should be aware that the investments made by the Fund at any given time are not expected to be the same as those made by other mutual funds for which AAMI or OakBrook acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

The Fund's investment objective is to provide long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities, focusing on companies that possess a dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors. These companies typically have long records of stable earnings growth. OakBrook continuously monitors this universe of companies looking for opportunities to purchase such stocks at reasonable prices.

In managing the investment portfolio for the Fund, OakBrook may focus on a relatively limited number of stocks (generally 25 or less). OakBrook believes that this investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities.

In addition to its principal strategies discussed above, the Fund may invest in securities issued by companies with market capitalizations below $2 billion, or invest in futures and options contracts for purposes of hedging the Fund's portfolio or maintaining its exposure to the equity markets. The Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on the Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

The Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the common stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

The Fund may invest in securities issued by foreign companies. The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities.

Lack of Diversification

The Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

Interest Rate Risk

Although the Fund's primary investment focus is equities, the Fund may invest in debt securities and other types of fixed income securities, such as convertible preferred stock and convertible bonds. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates are currently near historic lows

Credit Risk

The Fund's investments, and particularly investments in convertible securities and debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares. The Fund also may be subject to credit risks posed by counterparties to futures and option contracts.

The Fund may invest in lower rated convertible securities and debt obligations. To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent the Fund from selling a security at the time and price that would be most beneficial to the Fund.

Temporary Investments

OakBrook may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Fund, its investment strategies, and its risks.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the Fund's Statement of Additional Information.

VALUATION OF SHARES

The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by the Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board of Trustees of the Variable Insurance Funds (the "Trust"). The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, AAMI and OakBrook. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Fund and note that the Fund will not accommodate market timing. The Fund reserves the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading and applies its policies and procedures on a uniform basis, the Fund cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

AAMI. AmSouth Asset Management, Inc. ("AAMI"), 1901 Sixth Avenue North, Suite 620, Birmingham, Alabama, 35203, is the investment adviser of the Fund. AAMI is a separate, wholly-owned subsidiary of AmSouth Bank ("AmSouth Bank"), which is owned by AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AAMI reported assets under management as of December 31, 2004 of approximately $9.8 billion. AmSouth Bank operated approximately 650 banking offices and 1200 ATM locations in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia, and has provided investment management services through its Trust Investment Department since 1915. As of December 31, 2004, AmSouth Bank and its affiliates had approximately $50 billion in assets under discretionary management.

Subject to the general supervision of the Board of Trustees and in accordance with the investment objective and restrictions of the Fund, AAMI is authorized to manage the Fund, make decisions with respect to and place orders for all purchases and sales of its investment securities, and maintain its records relating to such purchases and sales.

Under an investment advisory agreement between the Trust and AAMI, the fee payable to AAMI by the Trust for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of 0.80% of the Fund's daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and AAMI. For services provided and expenses assumed during the fiscal year ended December 31, 2004, AAMI received an investment advisory fee equal to 0.72% of the Fund's average daily net assets.

A discussion regarding the basis of the Board approving any investment advisory contracts of the Fund will be available in the Fund's annual report for the fiscal half-year ending June 30, 2005.

AAMI, Oakbrook or their affiliates may, out of their own resources and at no additional costs to the Fund or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

OakBrook. OakBrook serves as investment sub-adviser of the Fund in accordance with a subadvisory agreement with AAMI. OakBrook makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the general supervision of the Board of Trustees and AAMI in accordance with the Fund's investment objective, policies and restrictions. For its services and expenses incurred under the sub-advisory agreement, OakBrook is entitled to a fee payable by AAMI.

OakBrook is 49% owned by AmSouth Bank and 51% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 335, Lisle, Illinois 60532.

The Fund is managed by a team from OakBrook. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day portfolio management of the Fund. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds starting in 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a master of arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB from 1987 to 1997. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB, and from July, 1996 to December, 1997, he was the Manager of Research for ANB.

See the Statement of Additional Information for more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the Fund's equity securities.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Fund, and BISYS Fund Services acts as the Fund's principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Fund's service providers.

TAXATION

The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

The Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in the Fund would have earned (or lost) during the period. This information has been audited by Ernst & Young LLP since the fiscal year ended December 31, 2001, and by other auditors for the fiscal years prior to December 31, 2001. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the Fund's annual report, which may be obtained free of charge upon request.

For a share outstanding throughout the period:	Years ended December 31,
	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$ 11.31	$ 9.23	$10.15	$9.42	$8.51

Operations:
Net investment income	0.07	0.06	0.06	0.04	0.08
Net realized/unrealized gains (losses) from investments and futures	1.02	2.33	(0.92)	0.73	0.92

Total from operations	1.09	2.39	(0.86)	0.77	1.00

Dividends:
From net investment income	(0.05)	(0.06)	(0.06)	(0.04)	(0.07)
From net realized gains from investment transactions	--	(0.25)	--	--	(0.01)
From tax return of capital	--	--	--	--	(0.01)

Total from dividends	(0.05)	(0.31)	(0.06)	(0.04)	(0.09)

Net Asset Value, End of Period	$ 12.35	$ 11.31	$9.23	$10.15	$9.42

Total Return	9.64%	26.24%	(8.43%)	8.26%	11.96%

Ratios/Supplemental Data:
Net assets at end of period (000)	$ 68,712	$ 51, 531	$29,511	$19,297	$4,873
Ratios of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.24%
Ratios of net investment income to average net assets	0.59%	0.61%	0.71%	0.52%	0.94%
Ratios of expenses to average net assets*	1.43%	1.45%	1.56%	1.63%	3.07%
Portfolio turnover	3.92%	15.83%	32.36%	16.43%	43.80%

_____________________________

* During the period, certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. Or contact the Fund at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-800-451-8382

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

-	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
-	Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8644.

AmSouth Value Fund
Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

The AmSouth Value Fund seeks capital growth, with current income as an incidental objective, by investing in a diversified portfolio of equity securities. The Fund's goals and investment program are described in detail inside. AmSouth Asset Management, Inc. ("AAMI") serves as the Fund's investment adviser.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies and AAMI.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

Principal Investment Strategies

Principal Investment Risks

Fund Performance

Fund Expenses

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Market Risk

Interest Rate Risk

Credit Risk

Active Trading

Temporary Investments

Portfolio Holdings

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Servicing Agents

MANAGEMENT OF THE FUND

Investment Adviser

Administrator and Distributor

TAXATION

SIMILAR FUND PERFORMANCE INFORMATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

The Fund seeks capital growth, with current income as an incidental objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity securities that AAMI believes to be undervalued. AAMI uses a variety of economic projections, quantitative techniques, and earnings projections in formulating individual stock purchase and sale decisions. AAMI will select investments believed to have basic investment value which will eventually be recognized by other investors. The Fund expects to earn incidental income mainly from stock dividends and preferred stocks.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in equity securities. In addition, value stocks may, in fact, not be undervalued, or their value may never be recognized by the market. The market could favor growth stocks to the exclusion of value stocks, or may not favor equities at all.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities generally will change in value inversely with changes in interest rates. In addition, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), a widely recognized, unmanaged index of common stocks. Prior to September 6, 2002, the Fund employed an investment sub-adviser and pursued a different investment objective using somewhat different investment strategies. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	12.36% 1998	25.00% 1999	-2.13% 2000	-10.97% 2001	-13.06% 2002	21.89% 2003	15.21% 2004
Best Quarter:	19.65	12/31/99
Worst Quarter:	-13.29	6/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	5 Years	Since Inception (October 23, 1997)
Fund S&P 500® Index*	15.21% 10.88%	1.29% -2.30%	6.15% 4.99%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.60%
Shareholder Service Fee	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses*	1.22%

* Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year   3 Years   5 Years 10 Years
$ 124     $ 387      $ 670        $1,477

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investors should be aware that the investments made by the Fund at any given time are not expected to be the same as those made by other mutual funds for which AAMI acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

The Fund's investment objective is capital growth, with current income as an incidental objective. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity securities that AAMI believes to be undervalued. Equity securities may include common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks.

The Fund invests primarily in equity securities that AAMI believes to be undervalued based upon internal research and proprietary valuation systems. AAMI uses economic projections, internally developed valuation systems, quantitative techniques, and earnings projections in formulating individual stock purchase and sale decisions. AAMI will select investments believed to have basic investment value which will eventually be recognized by other investors. Factors which may be considered in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

In addition to equity securities, the Fund may invest in preferred stocks, corporate bonds, notes, warrants, and short term money market instruments. The portion of the Fund's assets invested in common stocks, convertible securities and fixed income securities varies according to AAMI's assessment of market and economic conditions and future outlook.

The Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

The Fund primarily invests in value securities, which in theory limit downside risk because they are underpriced. Of course, AAMI's success in moderating market risk cannot be assured. There is no guarantee that a value security is, in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that the Fund invests in value securities or attempts to moderate potential volatility by investing in dividend-paying growth securities, the Fund may produce more modest gains than equity funds with more aggressive investment profiles.

Interest Rate Risk

Although the Fund's primary investment focus is equities, the Fund may invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates are currently near historic lows.

Credit Risk

The Fund's investments, and particularly investments in fixed income securities, if any, may be affected by the creditworthiness of issues in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

Active Trading

The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

Temporary Investments

AAMI may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Fund, its investment strategies, and its risks.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the Fund's Statement of Additional Information.

VALUATION OF SHARES

The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by the Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board of Trustees of the Variable Insurance Funds (the "Trust"). The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies and AAMI. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Fund and note that the Fund will not accommodate market timing. The Fund reserves the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading and applies its policies and procedures on a uniform basis, the Fund cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUND

Investment Adviser

AAMI. AmSouth Asset Management, Inc. ("AAMI"), 1901 Sixth Avenue North, Suite 620, Birmingham, Alabama, 35203, is the investment adviser of the Fund. AAMI is a separate, wholly-owned subsidiary of AmSouth Bank ("AmSouth Bank"), which is owned by AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AAMI reported assets under management as of December 31, 2004 of approximately $9.8 billion. AmSouth Bank operated approximately 650 banking offices and 1200 ATM locations in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia, and has provided investment management services through its Trust Investment Department since 1915. As of December 31, 2004, AmSouth Bank and its affiliates had approximately $50 billion in assets under discretionary management. Subject to the general supervision of the Board of Trustees and in accordance with the investment objective and restrictions of the Fund, AAMI makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

Under an investment advisory agreement between the Trust and AAMI, the fee payable to AAMI by the Trust for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of 0.60% of the Fund's daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and AAMI. For services provided and expenses assumed during the fiscal year ended December 31, 2004, AAMI received an investment advisory fee equal to 0.60% of the Fund's average daily net assets.

A discussion regarding the basis of the Board approving any investment contract of the Fund will be available in the Fund's annual report for the fiscal half-year ending June 30, 2005.

AAMI or its affiliates may, out of their own resources and at no additional cost to the Fund or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

Portfolio Manager. Brian Sullivan is portfolio manager of the Fund. Mr. Sullivan has portfolio management expertise in both equity and fixed income securities, managing the AmSouth Funds Bond Fund since 1992 and, prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, managing equity portfolios for AmSouth Bank's Trust Department since 1984. Mr. Sullivan managed the Equity Fund, a predecessor of the AmSouth Funds Value Fund, from 1987 to 1989 and has also held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr. Sullivan earned his B.A. in economics from the University of the South, and earned his M.B.A. in finance from Tulane University. He is a Chartered Financial Analyst, as well as a member and past president of the Alabama Society of Financial Analysts.

See the Statement of Additional Information for more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of the Fund's equity securities.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Fund, and BISY Fund Services acts as the Fund's principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Fund's service providers.

TAXATION

The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

The Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

SIMILAR FUND PERFORMANCE INFORMATION

The following table provides information concerning the historical total return performance of the Class I shares (formerly Trust Shares) class of the AmSouth Value Fund (the "Similar Fund"), a series of the AmSouth Funds. The Similar Fund's investment objectives, policies and strategies are substantially similar to those of the Fund (as recently amended) and is currently managed by the same portfolio manager. While the investment objectives, policies and risks of the Similar Fund and the Fund are similar, they are not identical, and the performance of the Similar Fund and the Fund will vary. The data is provided to illustrate the past performance of AAMI in managing a substantially similar investment portfolio and does not represent the past performance of the Fund or the future performance of the Fund or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or of its portfolio manager.

The performance data shown below reflects the operating expenses of the Similar Fund, which are lower than the expenses of the Fund. Performance would have been lower for the Similar Fund if the Fund's expenses were used. In addition, the Similar Fund, unlike the Fund, is not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which the Fund serves as an underlying investment vehicle. By contrast, investors with contract value allocated to the Fund will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or the Fund.

Average Annual Total Return for the Similar Fund and for Its Benchmark Index for Periods Ended December 31, 2004
Similar Fund/Benchmark	1 Year	5 Years	Since Inception (September 2, 1997)
Similar Fund* S&P 500® Index**	15.31% 10.87%	2.29% (2.30%)	4.94% 5.28%

_________________

* The Similar Fund performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or expense reimbursements, Similar Fund performance would have been lower.

** The S&P 500® Index is an unmanaged index comprising common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500® Index reflects income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Prior to July 1, 2002, the Fund was named the "AmSouth Equity Income Fund."

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following table is included to assist investors in evaluating the financial performance of the Fund during the five year period ended December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in the Fund would have earned (or lost) during each period. This information has been audited by Ernst & Young LLP since the fiscal year ended December 31, 2001, and by other auditors for the fiscal years prior to December 31, 2001. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the Fund's annual report, which may be obtained free of charge upon request.

	Years ended December 31,
For a share outstanding throughout the period:	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$ 12.05	$ 10.00	$ 11.63	$ 13.25	$ 13.89

Operations:
Net investment income	0.11	0.12	0.07	0.12	0.21
Net realized/unrealized gains (losses) from investments and option contracts	1.71	2.05	(1.58)	(1.57)	(0.48)

Total from operations	1.82	2.17	(1.51)	(1.45)	(0.27)

Dividends:
From net investment income	(0.09)	(0.12)	(0.12)	(0.17)	(0.21)
From net realized gains from investment transactions	--	--	--	--	(0.16)

Total from dividends	(0.09)	(0.12)	(0.12)	(0.17)	(0.37)

Net Asset Value, End of Period	$ 13.78	$ 12.05	$ 10.00	$ 11.63	$ 13.25

Total Return	15.21%	21.89%	(13.06%)	(10.97%)	(2.13%)

Ratios/Supplemental Data:
Net assets at end of period (000)	$ 61,205	$ 56,498	$ 48,390	$ 77,450	$ 85,525
Ratio of expenses to average net assets	1.22%	1.25%	1.25%	1.19%	1.18%
Ratio of net investment income to average net assets	0.84%	1.13%	0.73%	1.01%	1.49%
Ratio of expenses to average net assets*	1.22%	1.26%	1.31%	(a)	1.19%
Portfolio turnover	47.81%	122.92%	166.42%	202.92%	167.96%

____________________________

(a) There were no fee reductions/reimbursements during the period.
* During the period, certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. Or contact the Fund at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-800-451-8382

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

  For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
  Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8644.

AmSouth Capital Growth Fund
Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035

1-800-451-8382

The AmSouth Capital Growth Fund seeks capital growth by investing primarily in equity securities of U.S. companies with market capitalization of at least $1 billion. The Fund's goals and investment program are described in detail inside. AmSouth Asset Management, Inc. ("AAMI") serves as the Fund's investment adviser of the Fund.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and AAMI.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

Principal Investment Strategies

Principal Investment Risks

Fund Performance

Fund Expenses

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Market Risk

Mid-Cap Investment Risk

Foreign Investment Risk

Interest Rate Risk

Credit Risk

Lack of Diversification

Active Trading

Temporary Investments

Portfolio Holdings

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Servicing Agents

MANAGEMENT OF THE FUND

Investment Adviser

Administrator and Distributor

TAXATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective

The Fund seeks capital growth.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund intends to invest primarily in companies that AAMI believes offer opportunities for capital appreciation and growth of earnings.

In managing the Fund, AAMI identifies industries that it believes offer the potential for future expansion, and then uses fundamental analysis of company financial statements to identify companies with solid prospects for growth. AAMI will also consider other factors in selecting investments for the Fund, including the development of new or improved products or services, opportunities for greater market share, more effective management or other signs that the company may experience greater than average earnings growth and capital appreciation.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in equity securities, and growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. Further, investments in lesser capitalized companies typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, if any, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. In addition, the Fund's investment may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

Because the Fund may concentrate its investments in a relatively small number of issuers, it may be exposed to risks caused by events that affect particular companies to a greater extent than more broadly diversified mutual funds.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard & Poor's 500®/Barra Growth Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-25.89% 2002	25.94% 2003	4.47% 2004
Best Quarter: Worst Quarter:	21.46% -24.77%	6/30/03 9/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (May 1, 2001)
Fund S&P 500®/Barra Growth Index	4.47% 6.13%	-3.50% -0.31%

_________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.70%
Shareholder Service Fee	0.25%
Other Expenses*	0.57%
Total Annual Fund Operating Expenses*	1.52%

* AAMI currently limits its management fees to 0.30%. Other expenses currently are being limited to 0.56%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 0.86%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$ 155	$ 480	$ 829	$ 1,813

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which AAMI acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

The Fund's investment objective is capital growth. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion that AAMI believes offer opportunities for capital and earnings growth. Such growth stocks typically offer strong revenue and earnings potential, and accompanying capital growth, with less dividend income than value stocks. In evaluating prospective investments, AAMI considers both broad economic, industry or market trends, as well as company-specific considerations, to identify companies that it believes will have greater than average earnings growth and capital appreciation.

The Fund also may invest in equity and debt securities of domestic and foreign issuers when AAMI believes that such securities offer opportunities for growth. These may include high yield debt securities that are considered to be below investment grade. These securities, also known as "junk bonds," are considered to be speculative with respect to the payment of principal and interest.

The Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different from its principal strategies discussed above. More information on the Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

The Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

To the extent the Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

The Fund also may invest in value stocks, which in theory limit downside risk because they are underpriced. Of course, AAMI success in moderating market risk cannot be assured. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that the Fund invests in value stocks or attempts to moderate potential volatility by investing in dividend-paying growth stocks, the Fund may produce more modest gains than equity funds with more aggressive investment profiles.

Because industries or companies experiencing growth can change, the Fund's performance could suffer if AAMI is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which the Fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

Mid-Cap Investment Risk

While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of lesser capitalized mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, mid-cap stocks, and thus the Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

Foreign Investment Risk

The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. Further, transaction costs in foreign jurisdictions may be higher, which can result in lower returns or decreased liquidity. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

Interest Rate Risk

Although the Fund's primary investment focus is equities, it may invest in fixed income securities, such as convertible bonds, preferred stocks and debt securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates are currently near historic lows.

Credit Risk

The Fund's investments, and particularly investments in fixed income securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

The Fund may invest in lower rated fixed income securities. To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent the Fund from selling a security at the time and price that would be most beneficial to the Fund.

Lack of Diversification

The Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

Active Trading

The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

Temporary Investments

AAMI may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objectives during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Fund, their investment strategies, and their risks.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the Fund's Statement of Additional Information.

VALUATION OF SHARES

The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by the Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board of Trustees of the Variable Insurance Funds (the "Trust"). The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and AAMI. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and life insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Fund and note that the Fund will not accommodate market timing. The Fund reserves the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading and applies its policies and procedures on a uniform basis, the Fund cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUND

Investment Adviser

AAMI. AmSouth Asset Management, Inc. ("AAMI"), 1901 Sixth Avenue North, Suite 620, Birmingham, Alabama, 35203, is the investment adviser of the Fund. AAMI is a separate, wholly-owned subsidiary of AmSouth Bank ("AmSouth Bank"), which is owned by AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AAMI reported assets under management as of December 31, 2004 of approximately $9.8 billion and operated approximately 650 banking offices and 1200 ATM locations in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia, and has provided investment management services through its Trust Investment Department since 1915. As of December 31, 2004, AmSouth Bank and its affiliates had approximately $50 billion in assets under discretionary management.

Subject to the general supervision of the Board of Trustees and in accordance with the investment objective and restrictions of the Fund, AAMI is authorized to manage the Fund, make decisions with respect to and place orders for all purchases and sales of its investment securities, and maintain its records relating to such purchases and sales.

Under an investment advisory agreement between the Trust and AAMI, the fee payable to AAMI by the Trust for investment advisory services is the lesser of (a) 0.70% of the Fund's daily net assets, which is computed daily and paid monthly or (b) such amount as may from time to time be agreed upon in writing by the Trust and AAMI. During the fiscal year ended December 31, 2004, AAMI received an investment advisory fee equal to 0.30% of the Fund's average daily net assets.

A discussion regarding the basis of the Board approving any investment advisory contracts of the Fund will be available in the Fund's annual report for the fiscal half-year ending June 30, 2005.

AAMI or its affiliates may, out of their own resources and at no additional costs to the Fund or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

John Mark McKenzie is the portfolio manager of the Fund. Mr. McKenzie has been involved in investment management since 1981, with portfolio management expertise in both equity and fixed income securities. He has managed a number of AmSouth Mutual Funds. Mr. McKenzie also serves as co-director of growth equity strategies for AAMI. Since 1984, Mr. McKenzie has worked with various investment areas of AmSouth Bank and banks acquired by AmSouth Bank. Starting in 2002, Mr. McKenzie began working at AAMI.

See the Statement of Additional Information for more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of the Fund's equity securities.

A discussion regarding the basis of the Board approving any investment advisory contracts of the Fund will be available in the Fund's annual or semi-annual report for the fiscal half-year ending June 30, 2005.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Fund, and BISYS Fund Services acts as the Fund's principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Fund's service providers.

TAXATION

The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

The Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of the Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in the Fund would have earned (or lost) during the period. This information has been audited by Ernst & Young LLP since the fiscal year ended December 31, 2001. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the Fund's annual report, which may be obtained free of charge upon request.

For a share outstanding throughout the periods:	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Period Ended December 31,
2004		2003	2002	2001(a)

Net Asset Value, Beginning of Period	$8.40	$6.67	$9.00	$10.00

Operations:
Net investment loss	0.04	-- (d)	(0.04)	(0.03)
Net realized/unrealized gains/(losses) from investments	0.33	1.73	(2.29)	(0.97)

Total from operations	0.37	1.73	(2.33)	(1.00)

Dividends:
From net investment income	(0.04)	--	--	--

Net Asset Value, End of Period	$8.73	$8.40	$6.67	$9.00

Total Return	4.47%	25.94%	(25.89%)	(10.00%)(b)

Ratios/Supplemental Data:
Net assets at end of period (000's)	$14,275	$10,777	$3,394	$2,098
Ratio of expenses to average net assets	0.86%	0.87%	1.25%	1.24%(c)
Ratio of net investment income/loss to average net assets	0.57%	(0.07%)	(0.65%)	(0.71%)(c)
Ratio of expenses to average net assets*	1.52%	1.61%	2.21%	4.50%(c)
Portfolio turnover	30.24%	96.60%	64.44%	32.13%

_____________________________

(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
(d) Less than one cent per share.
* During the period certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. Or contact the Fund at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-800-451-8382

Investors can review and copy the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

-	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
-	Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8644.

AmSouth Large Cap Fund
AmSouth Mid Cap Fund
AmSouth Enhanced Market Fund
AmSouth International Equity Fund

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

This prospectus describes four mutual funds offered by Variable Insurance Funds (the "Trust"):

  AmSouth Large Cap Fund, which seeks long-term capital appreciation by investing in equity securities of large-cap U.S. companies.

  AmSouth Mid Cap Fund, which seeks capital appreciation by investing in equity securities of mid-cap companies.

  AmSouth Enhanced Market Fund, which seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks that are representative of the U.S. stock market.

  AmSouth International Equity Fund, which seeks capital appreciation by investing in equity securities of large foreign companies.

The Funds' goals and investment programs are described in detail inside. AmSouth Asset Management, Inc. ("AAMI") serves as each Fund's investment adviser. OakBrook Investments, LLC ("OakBrook") serves as the investment subadviser of the Enhanced Market Fund and the Mid Cap Fund. Dimensional Fund Advisors Inc. ("Dimensional") serves as the investment subadviser of the International Equity Fund.

The Funds sell their shares to insurance company separate accounts, so that the Funds may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Funds also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, AAMI, and the subadvisers.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARIES AND FUND EXPENSES

Large Cap Fund

Mid Cap Fund

Enhanced Market Fund

International Equity Fund

INVESTMENT OBJECTIVE AND STRATEGIES

Large Cap Fund

Mid Cap Fund

Enhanced Market Fund

International Equity Fund

RISK CONSIDERATIONS

Market Risk

Foreign Investment Risk

Mid-cap Investment Risk

Interest Rate Risk

Credit Rate Risk

Derivatives Risk

Active Trading

Temporary Investments

Portfolio Holdings

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Servicing Agents

MANAGEMENT OF THE FUNDS

Investment Adviser

Sub-Advisers

Portfolio Managers

Administrator and Distributor

TAXATION

SIMILAR FUND PERFORMANCE INFORMATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARIES AND FUND EXPENSES

Large Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies having $1 billion or more in market capitalization, and will primarily invest in companies that AAMI believes have the potential to provide capital appreciation. AAMI seeks to diversify the Fund's portfolio within industries that AAMI believes to be among the fastest growing segments of the U.S. economy. A portion of the Fund's assets may be invested in preferred stocks or bonds convertible into common stocks.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks. Large cap growth stocks may fall out of favor with investors and may be particularly volatile in the event of earnings disappointments or other financial difficulties. The market could favor smaller capitalization stocks to the exclusion of large cap stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all. The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), a widely recognized, unmanaged index of common stocks. Prior to March 17, 2003, the Fund also pursued a secondary investment objective of current income. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-8.77% 2001	-23.44% 2002	25.81% 2003	5.74% 2004
Best Quarter:	16.04%	6/30/03
Worst Quarter:	-17.83%	9/30/03

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (December 29, 2000)
Fund S&P 500® Index*	5.74% 10.88%	-1.82% -0.52%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.70%
Shareholder Service Fee	0.25%
Other Expenses	0.70%
Total Annual Fund Operating Expenses*	1.65%

* AAMI currently limits its management fee to 0.40%. Other (including shareholder servicing fees) expenses currently are being limited 0.65%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.05%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$ 107	$ 334	$ 579	$ 1,283

Mid Cap Fund

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in a broadly diversified portfolio of securities issued by medium capitalization companies drawn from the Standard & Poor's Mid Cap 400® Index ("S&P Mid Cap 400® Index"), overweighting relative to their index weights those that OakBrook believes to be undervalued compared to others in the S&P Mid Cap 400® Index. The Fund seeks to maintain risk characteristics similar to those of the S&P Mid Cap 400® Index.

OakBrook's stock selection process utilizes computer-aided quantitative analysis. Stringent risk controls at the style, industry and individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P Mid Cap 400® Index. OakBrook's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to securities comprising the S&P Mid Cap 400® Index, OakBrook hopes to generate more capital growth than that of the S&P Mid Cap 400® Index.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks. Growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties, and value stocks may, in fact, not be undervalued, or their value may never be recognized by the market. Alternatively, the market may not favor equities at all. Further, investments in mid cap companies typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments, and particularly its investments in fixed income securities, may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and table compares the Fund's performance to that of the S&P Mid Cap 400® Index, a widely recognized, unmanaged index of common stocks. OakBrook began service as the Fund's investment sub-adviser on June 20, 2002; performance prior to that date was achieved by a different investment sub-adviser. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-24.10% 2001	-22.00% 2002	34.16% 2003	15.49% 2004
Best Quarter:	17.08%	6/30/03
Worst Quarter:	-21.04%	9/30/01

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (December 29, 2000)
Fund S&P Mid Cap 400® Index*	15.49% 16.48%	-2.13% 7.63%

_________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.90%
Shareholder Service Fee	0.25%
Other Expenses	1.08%
Total Annual Fund Operating Expenses*	2.23%

* AAMI currently limits its management fee to 0.30%. Other (including shareholder servicing fees) expenses currently are being limited to 0.95%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$ 127	$ 397	$ 686	$ 1,511

Enhanced Market Fund

Investment Objective

The Fund seeks long-term capital growth.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a broadly diversified portfolio of securities represented in the S&P 500® Index, overweighting relative to their index weights those that OakBrook believes to be undervalued compared to others in the S&P 500® Index. The Fund seeks to maintain risk characteristics similar to those of the S&P 500® Index. OakBrook's stock selection process utilizes computer-aided quantitative analysis. OakBrook's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to stocks within the S&P 500® Index, OakBrook attempts to generate more capital growth than that of the S&P 500® Index.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in large capitalization companies represented in the S&P 500® Index, which may fall out of favor with investors or underperform other kinds of investments or market indices. The Fund's investments in growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. In addition, value stocks may, in fact, not be undervalued, or their value may never be recognized by the market. The market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-12.88% 2001	-24.23% 2002	28.24% 2003	10.27% 2004
Best Quarter:	15.58%	6/30/03
Worst Quarter:	-18.76%	9/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (December 29, 2000)
Fund S&P 500® Index*	10.27% 10.88%	-1.70% -0.78%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.45%
Shareholder Service Fee	0.25%
Other Expenses	0.93%
Total Annual Fund Operating Expenses*	1.63%

* AAMI currently limits its management fees to 0.15%. Other expenses currently are being limited to 0.86%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.01%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$ 103	$ 322	$ 558	$ 1,236

International Equity Fund

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large foreign companies. The Fund intends to invest primarily in companies in economically developed countries whose stocks Dimensional believes are undervalued at the time of investment. While Dimensional may consider other factors, Dimensional generally determines that a stock is undervalued if it has a high book value in relation to its market value.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks. The Fund also is subject to foreign investment risk. Foreign securities may entail risks that are different from, or in addition to, investments in the securities of domestic issuers, such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards. As a result, the value of an investment in the Fund could decrease, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested. In addition, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index ("MSCI EAFE® Index"), a widely recognized, unmanaged index of common stocks generally considered to be representative of the performance of the stock markets of the more industrialized countries in those regions. Dimensional began service as the Fund's investment sub-adviser on June 28, 2002; performance prior to that date was achieved by a different investment sub-adviser. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-24.10% 2001	-16.40% 2002	53.78% 2003	26.47% 2004
Best Quarter:	22.26%	6/30/03
Worst Quarter:	-21.99%	9/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (December 29, 2000)
Fund MSCI EAFE® Index*	26.47% 20.70%	5.39% 2.78%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	1.00%
Shareholder Service Fee	0.25%
Other Expenses	0.79%
Total Annual Fund Operating Expenses*	2.04%

* AAMI currently limits its management fee to 0.56%. Other (including shareholder service fees) expenses currently are being limited to 0.87%. Total annual fund operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.43%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$ 146	$ 452	$ 782	$ 1,713

INVESTMENT OBJECTIVES AND STRATEGIES

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which AAMI, OakBrook, and Dimensional act as investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

Each Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on each Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

Large Cap Fund

The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies having $1 billion or more in market capitalization, and will primarily invest in companies that AAMI believes have the potential to provide capital appreciation.

In choosing investments for the Fund, AAMI seeks well managed U.S. companies that have demonstrated sustained patterns of profitability, strong balance sheets, and the potential to achieve predictable, above-average earnings growth. AAMI seeks to diversify the Fund's portfolio within the growth segments of the U.S. economy, focusing on companies in the Technology, Consumer Non-Durables, Health Care, Business Equipment and Services, Retail, and Capital Goods sectors.

In addition to common stocks, the Fund also may use convertible securities and preferred stocks, which typically offer higher yields and good potential for capital appreciation. The Fund also may invest in debt securities. The portion of the Fund's total assets invested in common stocks, preferred stocks, convertible securities, and debt securities varies according to AAMI assessment of market and economic conditions and outlook.

Mid Cap Fund

The Fund's investment objective is capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in a broadly diversified portfolio of securities issued by medium capitalization companies drawn from the S&P Mid Cap 400® Index, overweighting relative to their index weights those that OakBrook believes to be undervalued compared to others in the S&P Mid Cap 400® Index. The Fund seeks to maintain risk characteristics similar to those of the S&P Mid Cap 400® Index.

In managing the Fund, OakBrook uses quantitative analysis focusing on technical data to determine the Fund's portfolio holdings. This analysis does not apply value judgments or utilize traditional economic analysis in determining the investment merit of a particular stock. OakBrook's emphasis on technical analysis can result in significant shifts in portfolio holdings. However, risk controls at the style, industry and individual stock levels have been implemented to help the Fund to maintain risk characteristics similar to those of the S&P Mid Cap 400® Index.

Consistent with its investment objective and policies, the Fund also may invest in equity securities not represented in the S&P Mid Cap 400® Index, fixed income securities, corporate bonds, notes, warrants, and short-term money market instruments. In addition, OakBrook may use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, or related indexes. The types of derivative instruments that OakBrook may use include, but are not limited to, futures contracts (an agreement to buy or sell an asset in the future at an agreed-upon price) and options (which represent a right or obligation to buy or sell an asset at a predetermined price in the future).

About the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of U.S. publicly-traded stocks with medium-sized market capitalization. Stocks included in the S&P Mid Cap 400® Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy.

Enhanced Market Fund

The Fund's investment objective is long-term capital growth. The investment objective is not fundamental, and may not be changed without shareholder approval. Under normal market conditions, the Fund will invest primarily in a broadly diversified portfolio of securities represented in the S&P 500® Index, overweighting relative to their index weights those that OakBrook believes to be undervalued compared to others in the S&P 500® Index. The Fund seeks to maintain risk characteristics similar to that of the S&P 500® Index.

In managing the Fund, OakBrook uses quantitative analysis focusing on technical data to determine the Fund's portfolio holdings. This analysis does not apply value judgments or utilize traditional economic analysis in determining the investment merit of a particular stock. OakBrook's emphasis on technical analysis can result in significant shifts in portfolio holdings. However, risk controls at the style, industry and individual stock levels have been implemented to help the Fund to maintain risk characteristics similar to those of the S&P 500® Index.

Consistent with its investment objective and policies, the Fund also may invest in equity securities not represented in the S&P 500® Stock Index, fixed income securities, corporate bonds, notes, warrants, and short-term money market instruments. In addition, OakBrook may use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, or related indexes. The types of derivative instruments that OakBrook may use include, but are not limited to, futures contracts (an agreement to buy or sell an asset in the future at an agreed-upon price) and options (which represent a right or obligation to buy or sell an asset at a predetermined price in the future).

About the S&P 500® Index. The S&P 500® Index is an unmanaged index comprising stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

International Equity Fund

The Fund's investment objective is capital appreciation. The investment objective is not fundamental, and may not be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large foreign companies. The percentage of the Fund's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the portfolio manager. Ordinarily, the Fund invests in at least three different foreign countries.

The Fund generally invests in the stocks of large non-U.S. companies that Dimensional determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time to time.

Dimensional believes that equity investing should involve a long-term view and a focus on asset class selection, not stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Generally, Dimensional structures a portfolio by: 1) starting with a universe of securities, 2) creating a sub-set of companies meeting Dimensional's investment guidelines, 3) excluding certain companies after analyzing various factors and 4) purchasing stocks so the portfolio is generally market capitalization weighted.

When investing on a market capitalization basis, Dimensional will use a market capitalization weighted approach which may include adjusting that weighting to consider such factors as free float, trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions.

The Fund invests in the stocks of large companies in countries with developed markets. Under normal market conditions, the Fund invests in companies organized or having a majority of their assets or deriving a majority of their operating income in at least three non-U.S. countries. Dimensional determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, Dimensional first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. As of December 31, 2004, on an aggregate basis for the Fund, Dimensional considered large companies to be those companies with a market capitalization of at least $819 million. This threshold will vary by country and region. For example, as of December 31, 2004, the Sub-Adviser considered a large company in the EMU to have a market capitalization of at least $1,873 million, a large company in Australia to have a market capitalization of at least $1,198 million, and a large company in Hong Kong to have a market capitalization of at least $1,250 million. These dollar amounts will change with market conditions.

The Fund intends to purchase securities within each applicable country or region using a market capitalization weighted approach. Dimensional, using this approach and its best judgment, will seek to set country weights based on the relative market capitalization of eligible large companies within each country or region. As a result, the weighting of certain countries in the Fund may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Smith Barney.

The portfolio structure of the Fund involves the use of a market capitalization weighted approach. Market capitalization weighting may be adjusted by Dimensional for a variety of factors resulting in deviation from market capitalization weighting. First, Dimensional may adjust the market capitalization weighting for free float by excluding the share capital of a company that is not freely available for trading in the public equity markets by international investors. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if Dimensional determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because Dimensional intends to purchase in round lots only. Furthermore, Dimensional may reduce the relative amount of any security held, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures. Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily to price fluctuations of such securities.

On at least a semi-annual basis, Dimensional will prepare lists of companies whose stock is eligible for investment by the Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Dimensional's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

RISK CONSIDERATIONS

Each Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk (All Funds)

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

To the extent a Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

The Funds, and particularly the Enhanced Market Fund and the International Equity Fund, also may invest in value stocks, which in theory limit downside risk because they are underpriced. Of course, the adviser's or sub-adviser's success in moderating market risk cannot be assured. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that a Fund invests in value stocks or attempts to moderate potential volatility by investing in dividend-paying growth stocks, the Fund may produce more modest gains than equity funds with more aggressive investment profiles.

Because industries, companies or countries experiencing economic growth and benefiting from demand trends and themes can change, a Fund's performance could suffer if the adviser or sub-adviser is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which a Fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

Foreign Investment Risk (International Equity Fund)

The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. Further, transaction costs in foreign jurisdictions may be higher, which can result in lower returns or decreased liquidity. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. While investment in American and Global Depositary Receipts does not eliminate all of the risks inherent in foreign investing, investing in Depositary Receipts rather than directly in a foreign issuer's securities avoids currency risks during the settlement period for purchases and sales.

Mid-Cap Investment Risk (Mid Cap Fund)

While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, mid-cap stocks, and thus the Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

Interest Rate Risk (All Funds)

Although each Fund's primary investment focus is equities, each Fund may invest in fixed income securities, such as convertible bonds, preferred stocks and debt securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which a Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates currently are near historic lows.

Credit Risk (All Funds)

Each Fund's investments, and particularly investments in fixed income securities, may be affected by the creditworthiness of issuers in which a Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

Derivatives Risk (Mid Cap Fund, Enhanced Market Fund and International Equity Fund)

A Fund's use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk, as discussed above. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that a Fund will be able to engage in these transactions to reduce exposure to other risks.

Active Trading (All Funds)

The Funds will not generally trade in securities for short-term profits. However, each Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund's performance.

Temporary Investments (All Funds)

AAMI, OakBrook, and Dimensional may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objectives during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Funds, their investment strategies, and their risks.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information.

VALUATION OF SHARES

Each Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Sometimes foreign securities markets are open on days when the NYSE is closed. If portfolio investments of a Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of each Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by each Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern time). That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at 2:00 p.m. Eastern time that day. The exception to this policy is Canadian and Latin American securities, which generally are converted into their U.S. dollar equivalent at 4:00 p.m. Eastern time.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the Trust. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Board of Trustees has approved the use of an independent pricing service to assist in determining the fair value of the International Equity Fund's foreign securities in the wake of certain significant events.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation guidelines. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of each Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, AAMI, and Oakbrook. Investors do not deal directly with the Funds to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Funds.

Shares of each Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of a Fund will be effected only on a Business Day of the Funds.

Payment for shares redeemed normally will be made within seven days. Each Fund intends to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and life insurance policies for which a Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Each Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Funds and note that the Funds will not accommodate market timing. The Funds reserve the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Funds discourage market timing and excessive short-term trading and apply their policies and procedures on a uniform basis, the Funds cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of each Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase, exchange and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUNDS

Investment Adviser

AAMI. AmSouth Asset Management, Inc. ("AAMI"), 1901 Sixth Avenue North, Suite 620, Birmingham, Alabama, 35203, is the investment adviser for the Funds. AAMI is a separate, wholly-owned subsidiary of AmSouth Bank ("AmSouth Bank"), which is owned by AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AAMI reported assets under management as of December 31, 2004 of approximately $9.8 billion. AmSouth Bank operated approximately 650 banking offices and 1200 ATM locations in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia, and has provided investment management services through its Trust Investment Department since 1915. As of December 31, 2004, AmSouth Bank and its affiliates had approximately $50 billion in assets under discretionary management.

Subject to the general supervision of the Board of Trustees and in accordance with the investment objective and restrictions of each Fund, AAMI is authorized to manage the Funds, make decisions with respect to and place orders for all purchases and sales of its investment securities, and maintain its records relating to such purchases and sales.

Under an investment advisory agreement between the Trust and AAMI, the fee payable to AAMI by the Trust for investment advisory services is the lesser of (a) a fee calculated as a percentage of each Fund's average daily net assets, which is computed daily and paid monthly at the annual rates indicated below, or (b) such amount as may from time to time be agreed upon in writing by the Trust and AAMI.

For services provided and expenses assumed during the fiscal year ended December 31, 2004, AAMI received investment advisory fees from the Funds in the amounts indicated below.

FUND	Percentage of average daily net assets
Large Cap Fund	0.70%
Mid Cap Fund	0.90%
Enhanced Market Fund	0.45%
International Equity Fund	1.00%

A discussion regarding the basis of the Board of Trustees approval of the investment advisory contracts of the Funds will be available in the Funds' annual report for the fiscal half-year ending June 30, 2005.

AAMI, Oakbrook, Dimensional or their affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Funds or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expense listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Funds.

Sub-Advisers

Each subadviser makes the day-to-day investment decisions for the Fund that it manages and continuously reviews, supervises and administers its Fund's investment program, subject to the general supervision of the Board of Trustees and AAMI, in accordance with each Fund's investment objective, policies and restrictions. For its services and expenses assumed under a subadvisory agreement with AAMI, each sub-adviser is entitled to a fee payable by AAMI.

OakBrook. OakBrook is 49% owned by AmSouth Bank and 51% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 335, Lisle, Illinois 60532.

Dimensional. Dimensional, organized in 1981 and located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, provides discretionary investment management services to client discretionary accounts with assets totaling approximately $64 billion as of March 31, 2005. Dimensional currently manages over 30 equity and fixed income strategies invested throughout the world.

Portfolio Managers

Large Cap Fund: Ronald E. Lindquist is the portfolio manager of the Large Cap Fund. He has been employed by First American National Bank since May 1998 and has been employed by AAMI since January 2000 when First American National Bank merged into AmSouth Bank. Prior to May 1998, he was employed since 1978 by Deposit Guaranty National Bank and Commercial National Bank.

Mid Cap Fund and Enhanced Market Fund: Each Fund is managed by a team from OakBrook. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for each Fund and are jointly and primarily responsible for the day-to-day portfolio management of each Fund. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds starting in 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a master of arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB from 1987 to 1997. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB, and from July, 1996 to December, 1997, he was the Manager of Research for ANB.

International Equity Fund: Dimensional uses a team approach in sub-advising the Fund. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of January 31, 2005, the Investment Committee had ten members. Investment decisions for sub-advising the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to sub-advise the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. With respect to the Fund, Karen F. Umland coordinates the efforts of all other portfolio managers and trading personnel. For this reason, Dimensional has identified Ms. Umland as the individual primarily responsible for the day-to-day management of the Fund.

Ms. Umland is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

See the Statement of Additional Information for more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of equity securities of the respective Fund.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Funds, and BISYS Fund Services acts as the Funds' principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Funds' service providers.

TAXATION

Each Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

Each Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of each Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

SIMILAR FUND PERFORMANCE INFORMATION

The following table provides information concerning the historical total return performance of the Class A shares of the AmSouth Enhanced Market Fund (the "Similar Fund"), a series of AmSouth Funds. The Similar Fund's investment objectives, policies and strategies are substantially similar to those of the Enhanced Market Fund and is currently managed by the same portfolio managers. While the investment objectives, policies and risks of the Similar Fund and the Enhanced Market Fund are similar, they are not identical, and the performance of the Similar Fund will vary. The data is provided to illustrate the past performance of AAMI and OakBrook in managing a substantially similar investment portfolio and does not represent the past performance of the Enhanced Market Fund or the future performance of the Enhanced Market Fund or its portfolio managers. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Enhanced Market Fund or of its portfolio managers.

The performance data shown below reflects the net operating expenses of the Similar Fund, which are lower than the operating expenses of the Enhanced Market Fund (prior to fee waivers and/or expense reimbursements). Performance would have been lower for the Similar Fund if the Enhanced Market Fund's expenses (before waiver and/or reimbursement) were used. In addition, the Similar Fund, unlike the Enhanced Market Fund, is not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which the Enhanced Market Fund serves as an underlying investment vehicle. By contrast, investors with contract value allocated to the Enhanced Market Fund will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information.

The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the Enhanced Market Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or the Enhanced Market Fund.

Average Annual Total Returns for the Similar Fund and for Its Benchmark Index for Periods Ended December 31, 2004
Similar Fund/Benchmark	1 Year	5 Year	Since Inception	Inception Date
Similar Fund*
Assuming imposition of maximum sales charge	3.98%	-3.99%	3.82%	9/1/98
Absent imposition of sales charge	10.05%	-2.89%	4.75%	9/1/98
S&P 500® Index**	10.87%	-2.30%	3.69%	9/1/98

_________________

* The Similar Fund performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Similar Fund performance would have been lower.

** The S&P 500® Index is an unmanaged index comprising stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Funds' policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following tables are included to assist investors in evaluating the financial performance of each Fund since its commencement of operations through December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in a Fund would have earned (or lost) during the period. This information has been audited by Ernst & Young LLP since the fiscal year ended December 31, 2001, and by other auditors for the fiscal period ended December 31, 2000. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Funds' financial statements, is included in the Funds' annual report, which may be obtained free of charge upon request.

Large Cap Fund
For a share outstanding throughout the period:	Year Ended December 31,				Period Ended December 31,
	2004	2003	2002	2001	2000(a)

Net Asset Value, Beginning of Period	$8.75	$6.97	$9.12	$10.00	$10.00

Operations:
Net Investment Income	0.03	0.02	0.01	--	--
Net realized/unrealized gains/(losses) from investments	0.47	1.78	(2.15)	(0.88)	--

Total from operations	0.50	1.80	(2.14)	(0.88)	--

Dividends:
From net investment income	(0.03)	(0.02)	(0.01)	--	--

Total from dividends	(0.03)	(0.02)	(0.01)	--	--

Net Asset Value, End of Period	$9.22	$8.75	$6.97	$9.12	$10.00

Total Return	5.74%	25.81%	(23.44%)	(8.77%)	0.00%(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$9,123	$8,438	$6,029	$6,450	$4,999
Ratio of expenses to average net assets	1.05%	1.06%	1.09%	1.16%	1.25%(c)
Ratio of net investment income (loss) to average net assets	0.36%	0.23%	0.18%	(0.04%)	(1.25%)(c)
Ratio of expenses to average net assets*	1.65%	1.57%	1.84%	2.05%	14.96%(c)
Portfolio turnover	11.67%	5.14%	4.74%	4.81%	0.00%

_______________________________

(a) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(b) Not annualized.
(c) Annualized.

* During the period certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated.

Mid Cap Fund
For a share outstanding throughout the period:	Year Ended December 31,				Period Ended December 31,
	2004	2003	2002	2001	2000(a)
Net Asset Value, Beginning of Period	$7.94	$5.92	$7.59	$10.00	$10.00

Operations
Net investment income/(loss)	(0.01)	-- (d)	(0.04)	(0.09)	--
Net realized/unrealized gains/(losses) from investments	1.24	2.02	(1.63)	(2.32)	--
					--
Total from operations	1.23	2.02	(1.67)	(2.41)

Distributions:
From net investment income	--	-- (d)	--	--	--
Total Distributions	--	-- (d)	--	--	--

Net Asset Value, End of Period	$9.17	7.94	5.92	7.59	10.00

Total Return	15.49%	34.16%	(22.00%)	(24.10%)	0.00%(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$6,561	5,473	$3,789	$4,312	$4,999
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.24%	1.25%(c)
Ratio of net investment income (loss) to average net assets	(0.08%)	0.01%	(0.63%)	(1.11%)	(1.25%)(c)
Ratio of expenses to average net assets*	2.23%	2.40%	2.39%	2.40%	15.16%(c)
Portfolio turnover	104.19%	67.75%	186.20%	101.57%	0.00%

_______________________________

(a) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) Less than one cent per share

* During the period certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated

Enhanced Market Fund
For a share outstanding throughout the period:	Year Ended December 31,				Period Ended December 31,
	2004	2003	2002	2001	2000(a)
Net Asset Value, Beginning of Period	$ 8.35	$6.56	$ 8.70	$10.00	$10.00

Operations:
Net investment income	0.09	0.05	0.03	0.02	--
Net realized/unrealized gains/(losses) from investments	0.76	1.79	(2.13)	(1.31)	--
Total from operations	0.85	1.84	(2.10)	(1.29)	--
Dividends: From net investment income	(0.08)	(0.05)	(0.04)	(0.01)	--

Total from dividends	(0.08)	(0.05)	(0.04)	(0.01)	--

Net Asset Value, End of Period	$ 9.12	$8.35	$ 6.56	$8.70	$10.00

Total Return	10.27%	28.24%	(24.23%)	(12.88%)	0.00%(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$ 7,669	$6,789	$ 4,868	$5,466	$4,999
Ratio of expenses to average net assets	1.01%	1.10%	1.23%	1.24%	1.25%(c)
Ratio of net investment income (loss) to average net assets	1.03%	0.76%	0.46%	0.16%	(1.25%)(c)
Ratio of expenses to average net assets*	1.63%	1.76%	1.91%	2.12%	14.71%(c)
Portfolio turnover	135.12%	49.61%	57.79%	94.81%	0.00%

_______________________________

(a) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(b) Not annualized.
(c) Annualized.
* During the period certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated

International Equity Fund
For a share outstanding throughout the period:	Year Ended December 31,				Period Ended December 31,
	2004	2003	2002	2001	2000(a)

Net Asset Value, Beginning of Period	$ 9.67	$ 6.32	$7.59	$10.00	$10.00

Operations:
Net investment income	0.09	0.05	0.05	0.04	--
Net realized/unrealized gains/(losses) from investments	2.47	3.35	(1.29)	(2.45)	--

Total from operations	2.56	3.40	(1.24)	(2.41)	--
Dividends: From net investment income	--	(0.05)	(0.03)	--	--

Total from dividends	--	(0.05)	(0.03)	--	--

Net Asset Value, End of Period	$ 12.23	$ 9.67	$6.32	$7.59	$10.00

Total Return	26.47%	53.78%	(16.40%)	(24.10%)	0.00%(b)

Ratios/Supplemental Data:
Net assets at end of period (000's)	$ 13,091	$ 10,148	$6,488	$7,707	$9,999
Ratio of expenses to average net assets	1.43%	1.50%	1.50%	1.50%	1.50%(c)
Ratio of net investment income (loss) to average net assets	0.84%	0.65%	0.67%	0.45%	(1.50%)(c)
Ratio of expenses to average net assets*	2.04%	2.16%	2.43%	2.62%	8.65%(c)
Portfolio turnover	4.60%	14.59%	118.41%	60.35%	0.00%

_______________________________

(a) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(b) Not annualized.
(c) Annualized.
* During the period certain fees were reduced/reimbursed. If such reductions/reimbursements had not occurred, the ratios shown above would have been as indicated

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about each Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the reports and SAI, or request other information and discuss any questions about the Funds, by contacting a broker or bank that sells an insurance contract that offers the Funds as investment options. Or contact the Funds at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-800-451-8382

Investors can review and copy the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Funds:

  For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
  Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8644.

Choice VIT Market Neutral Fund
Choice VIT Long-Short Fund

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-866-868-8825

This prospectus describes two mutual funds offered by Variable Insurance Funds (the "Trust"):

Choice VIT Market Neutral Fund, which seeks positive returns, with preservation of capital as a secondary objective, by investing primarily in common stocks.

Choice VIT Long-Short Fund, which seeks long-term capital growth in all market conditions by investing primarily in common stocks. Shares of the Long-Short Fund are not currently offered as of the date of this prospectus.

The Funds' goals and investment programs are described in more detail inside. Choice Investment Management, LLC ("Choice") serves as each Fund's investment adviser.

The Funds sell their shares to insurance company separate accounts, so that each Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Funds also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and Choice.

Please note that, as disclosed via supplement dated March 9, 2005 to the Prospectus dated May 1, 2004, the Choice VIT Market Neutral Fund will be liquidating its assets. The date of liquidation is anticipated to be approximately sixty (60) days after the date of the supplement, or such earlier date as may be practicable.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARIES AND FUND EXPENSES

Market Neutral Fund

Long-Short Fund

INVESTMENT OBJECTIVES AND STRATEGIES

Market Neutral Fund

Long-Short Fund

RISK CONSIDERATIONS

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Distribution and Service Plan

MANAGEMENT OF THE FUNDS

Investment Adviser

Portfolio Manager

Administrator and Distributor

TAXATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARIES AND FUND EXPENSES

Market Neutral Fund

Investment Objective

The Fund seeks positive returns, with preservation of capital as a secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a non-diversified portfolio of common stocks that Choice believes to be undervalued and overvalued. The Fund seeks capital appreciation while generally remaining "market neutral" by maintaining an approximately even balance between long and short positions in its portfolio securities.

The Fund will buy the stock of companies that Choice believes to be undervalued, to occupy a dominant position in their market due to size, products or services and whose growth potential is not yet reflected in the company's stock price. This is referred to as a "long" position. Choice typically will hold a stock of a company until it believes its value is reflected in its market price. The Fund will sell "short" the stock of companies that Choice believes to be overvalued, which typically will be losing market position or exhibiting slowing growth. Selling a security "short" entails selling a borrowed security with the expectation that the price of the security will decline, so that the Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. Choice will close a short position when it believes the market price of the security reflects its market value. The Fund attempts to preserve capital by utilizing an aggressive risk management and trading process.

In addition to the above, Choice may use derivative instruments, such as options contracts and futures contracts, for risk management purposes or as part of the Fund's investment strategies. The Fund also may "leverage" its portfolio by investing in options contracts, futures contracts and other financial instruments to produce economically leveraged investment results, or borrowing money for investment purposes. Leverage is a means to change market movements into larger changes in the value of the Fund's investments by getting a return on a capital base that is larger than the Fund's net investment.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. Investors should note that the Fund may pose investment risks of the type or magnitude not typically associated with a mutual fund investment.

The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks and other equity securities. Stocks may, in fact, not be undervalued or overvalued, or their value may never be recognized by the market. The market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all. There is no guarantee that the Fund will be able to maintain a market neutral position that adequately balances its long and short positions. In addition, to the extent that the Fund focuses its investments in a limited number of issuers or market sectors, it may be exposed to risks caused by events that affect particular companies or market sectors to a greater extent than more broadly diversified funds.

The Fund is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities (if any) generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

The Fund will be subject to risks posed by its derivative investment strategies, which may pose risks in addition to those associated with investing directly in securities or other investments. These risks include illiquidity of the instruments used by the Fund, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. In addition, the Fund's use of leverage can magnify the effects of changes in the value of the Fund's portfolio securities, and make the Fund's performance more volatile.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-19.05% 2004
Best Quarter:	3/31/04	-2.63%
Worst Quarter:	12/31/04	-7.87%

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (May 30, 2003)
Fund S&P 500® Index*	-19.05% 10.87%	-11.08% 17.61%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	1.65%
Distribution (12b-1) and Service Fees	0.35%
Other Expenses
Dividend Expenses on Securities Sold Short	0.36%
Remainder of Other Expenses	7.09%
Total Other Expenses	7.45%
Total Annual Fund Operating Expenses	9.45%
Less Waiver*	5.49%
Net Operating Expenses*	3.96%

* Choice has contractually agreed to waive all or a portion of its fees and reimburse certain expenses (exclusive of dividend expenses on securities sold short) for the Fund through May 9, 2005 (the anticipated date of liquidation) to the extent total expenses exceed 3.60%. Choice is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$398	$2,224	$3,890	$7,450

Long-Short Fund

Investment Objective

The Fund seeks long-term capital growth.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a non-diversified portfolio of common stocks that Choice believes to be either undervalued or overvalued.

The Fund will buy the stock of companies that Choice believes to be undervalued, to occupy a dominant position in their market, and whose growth potential is not yet fully reflected in the market price of their stock. This is referred to as a "long" position. Choice typically will hold a stock of a company until it believes its value is reflected in its market price. The Fund will sell "short" the stock of companies that Choice believes to be overvalued, which typically will be losing market position or exhibiting slowing growth. Selling a security "short" entails selling a borrowed security with the expectation that the price of the security will decline, so that the Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. Choice will close a short position when it believes the market price of the security reflects its market value. In implementing the Fund's investment strategies, Choice anticipates focusing on the technology, health care, consumer, and financial sectors.

In addition to the above, Choice may use derivative instruments, such as options contracts and futures contracts, for risk management purposes or as part of the Fund's investment strategies. The Fund also may "leverage" its portfolio by investing in options contracts, futures contracts and other financial instruments to produce economically leveraged investment results, or borrowing money for investment purposes. Leverage is a means to change market movements into larger changes in the value of the Fund's investments by getting a return on a capital base that is larger than the Fund's net investment.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. Investors should note that the Fund may pose investment risks of the type or magnitude not typically associated with a mutual fund investment.

The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks. Stocks may, in fact, not be undervalued or overvalued, or their value may never be recognized by the market. The market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all. Because the Fund may concentrate its investments in a relatively small number of issuers or market sectors, it may be exposed to risks caused by events that affect particular companies or market sectors to a greater extent than more broadly diversified mutual funds.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities (if any) generally will change in value inversely with changes in interest rates. Also, an investment by the Fund in fixed income securities generally will expose the Fund to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

The Fund will be subject to risks posed by its derivative investment strategies, which may pose risks in addition to those associated with investing directly in securities or other investments. These risks include illiquidity of the instruments used by the Fund, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. In addition, the Fund's use of leverage can magnify the effects of changes in the value of the Fund's portfolio securities, and make the Fund's performance more volatile.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Because the Fund has no investment track record, it has no performance information to compare against other mutual funds or a broad measure of securities market performance, such as an index.

Fund Expenses

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	2.50%
Distribution (12b-1) and Service Fees	0.35%
Other Expenses	3.63%
Total Annual Fund Operating Expenses	6.48%
Less Waiver*	2.48%
Net Operating Expenses*	4.00%

* Choice has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2006 to the extent total expenses exceed 4.00%. Choice is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years
$402	$1,692

INVESTMENT OBJECTIVES AND STRATEGIES

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which Choice acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

Each Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on each Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

Market Neutral Fund

The Fund's investment objective is positive returns, with preservation of capital as a secondary objective. The investment objectives are not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest in a non-diversified portfolio of common stocks that Choice believes to be undervalued and overvalued. The Fund seeks capital appreciation by remaining market neutral by investing long and short. "Market neutral" means that the Fund generally will maintain an approximately even balance between long and short investment positions.

In evaluating potential common stock portfolio investments, Choice performs intense fundamental analysis on a pool of approximately 300 companies of all sizes, including small companies with little operating history and companies engaged in initial public offerings. On the basis of this analysis, Choice identifies companies whose stock Choice believes is either significantly undervalued or overvalued in the market. The Fund will buy long the stock of companies it believes are undervalued and sell short the stock of companies it believes are overvalued. In implementing these strategies, Choice anticipates investing in approximately 30 securities long and approximately 30 securities short in the portfolio when fully invested. Choice intends to hedge each position, whether long or short, with a corresponding position in a similar industry or sector of the market. Under unusual circumstances, Choice may not have a "market neutral" exposure, whereby the Fund may hold up to 20% of the Fund's securities in net long or net short positions. The net exposure is calculated by subtracting the Fund's short positions from its long positions. The Fund will generally focus on growth sectors of the market, primarily in technology, consumer, health care and financials.

Long-Short Fund

The Fund's investment objective is long-term capital growth. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest in a non-diversified portfolio of securities that Choice believes to be undervalued or overvalued.

In evaluating potential common stock portfolio investments, Choice performs intense fundamental analysis on a pool of approximately 300 companies of all sizes, including small companies with little operating history and companies engaged in initial public offerings. On the basis of this analysis, Choice identifies companies whose stock Choice believes is either significantly undervalued or overvalued in the market. The Fund will buy long the stock of companies it believes are undervalued and sell short the stock of companies it believes are overvalued. In implementing these strategies, Choice anticipates focusing on the technology, health care, consumer, and financial sectors.

Common Strategies for Each Fund

Each Fund will buy long the stock of companies that Choice believes to be undervalued. These companies will typically occupy a dominant position in their market due to size, products or services, and will exhibit growth potential that Choice believes is not yet fully reflected in the market price of their stocks. As part of this management strategy, Choice may seek out "special situation companies," which are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. A Fund typically will hold the stock of a company until Choice believes its value is reflected in the market price of its stock. This may be due to an increase in the market price or a change in Choice's opinion of the company's value. When Choice believes that the market price of a company's stock reflects its value or is overvalued, the stock generally will be sold.

A Fund will utilize short selling in order to attempt to both protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A "short sale" is a transaction in which a Fund sells a security it does not own, but has borrowed, in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.

A Fund will sell short the stock of companies that Choice believes to be overvalued. These companies typically will be losing, or in danger of losing, their market position, or exhibiting slowing growth, weakening financial condition, declining cash flow or other similar factors. In evaluating short sale candidates, Choice looks primarily for growth companies where valuations are high, and a catalyst indicates that a market decline will occur. A short position typically will be closed at such time as the market price of the stock sold "short" reflects its value, in the opinion of Choice. This may be due to a decline in the market value of the stock or a change in Choice's opinion as to a company's value. Selling short will be used to hedge a Fund's long portfolio in periods of market decline and to take advantage of negative information about companies derived from Choice's research.

Choice may use derivative instruments for risk management purposes or as part of a Fund's investment strategies. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, or related indexes. The types of derivative instruments that Choice may use include, but are not limited to, futures contracts (an agreement to buy or sell an asset in the future at an agreed-upon price) and options (which represent a right or obligation to buy or sell an asset at a predetermined price in the future).

Choice also may utilize leverage in managing each Fund. A Fund may borrow up to one-third of its total assets (after giving effect to the borrowing) for investment purposes. In addition, a Fund may invest in futures contracts and options in order to produce economically leveraged investment results.

Choice may sell portfolio stocks quickly to respond to short-term market price movements, and expects to actively trade the portfolio in pursuit of each Fund's investment objective(s). Due to this active management, and each Fund's relatively small number of holdings, each Fund's annual portfolio turnover rate may be significantly higher than that of many other mutual funds.

RISK CONSIDERATIONS

Each Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

To the extent a Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

The Funds may invest in value stocks, which in theory limit downside risk because they are underpriced. Of course, Choice's success in moderating market risk cannot be assured. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that a Fund invests in value stocks or attempts to moderate potential volatility by investing in dividend-paying growth stocks, the Fund may produce more modest gains than equity funds with more aggressive investment profiles.

Certain types of investments may pose particular types of risks. By its nature, a "special situation company" involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss. In addition, each Fund may invest in initial public offerings. Investments in initial public offerings may expose a Fund to dramatic, significant and disproportionate initial impact on a Fund's performance figures because of a stock's initial surge or fall in value.

Because industries, companies or countries experiencing economic growth can change, a Fund's performance could suffer if Choice is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which a Fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

Short Sales

Each Fund's short sale transactions may expose it to risks peculiar to that strategy. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited. There is no guarantee that a Fund will be able to replace a security at any particular time or at an acceptable price. The more a Fund pays to purchase the security that it must return, the more it may lose on the transaction, and the more the price of Fund shares will be affected.

While a Fund is short a security, it is subject to the risk that the security's lender will terminate the loan. In that event, the Fund must either borrow the security from another lender, buy a replacement security at the current market price for return to the lender, or pay the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales of securities entail transaction costs and other expenses. A Fund may be required to pay a premium in connection with borrowing a security. In addition, a Fund must repay to the lender any dividends or interest that accrue prior to the Fund returning a security that it has borrowed. These costs and expenses will reduce the ultimate gain, or increase the ultimate loss, resulting from a short sale.

Small- and Mid-Cap Investment Risk

While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. These risks may be particularly acute with respect to small-cap stocks. As a result, small- and mid-cap stocks, and thus a Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

Focused Investment Strategies

Each Fund may focus its investments in a limited number of market sectors. If companies in these sectors underperform companies in other market sectors or the market as a whole, the potential negative impact to the Funds could be magnified. Concentrating a Fund's holdings to companies with similar characteristics may make each Fund more susceptible to any economic, business or other developments that affect those types of companies. In particular, each Fund may concentrate its investments in health care, consumer, financial and, in particular, technology companies. Technology companies may be subject to greater price volatility than stocks of companies in many other market sectors because of short product cycles and competitive pricing, among other considerations.

Diversification

The Funds are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers. However, the Funds will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a non-diversified investment strategy may increase the volatility of each Fund's investment performance, as each Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which a Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

Leverage

The Funds may employ leveraged investment techniques and borrow money for investment purposes. Borrowings may involve additional risk to each Fund because the interest expense may be greater than the income from or appreciation of the securities purchased with the borrowings, and the value of the securities carried may decline below the amount borrowed. In addition, use of leverage can magnify the effects of changes in the value of a Fund's investment and may make the Fund's performance more volatile. The effect of leverage during market conditions could be a greater decrease in net asset value per share than if a Fund were not leveraged.

Derivatives

A Fund's use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk, as discussed herein. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index, or with a Fund's portfolio securities. Each Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that a Fund will be able to engage in these transactions to seek its investment goal or reduce exposure to risks.

Foreign Investment Risk

Each Fund may invest in equities issued by foreign companies. The equities of foreign companies may pose risks in addition to, or to a greater degree than, the risks of U.S. Companies. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Funds may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities.

Interest Rate Risk

Changes in interest rates may affect the operations of the issuers of stocks in which a Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Although each Fund's primary investment focus is stocks, each Fund may invest in fixed income securities, such as convertible securities, preferred stocks and debt securities. Generally, the value of these securities will change inversely with changes in interest rates. Investors should note that interest rates are near historic lows.

Each Fund may invest in fixed income securities that are not investment grade (i.e., junk bonds). Investments in securities that are below investment grade carry greater risks than investments in investment grade securities, as issuers of lower rated bonds are less financially secure and are more likely to be hurt by interest rate movements. While interest rates movements generally will impact most fixed income securities, mortgage- and asset-backed securities may be particularly sensitive to interest rate movements. When interest rates rise, the maturities of these securities may lengthen, leading to a significant decline in value. Further, as interest rates fall, these securities may be subject to the risk that the underlying loans will be paid sooner than expected, which may reduce returns by forcing a Fund to invest at lower prevailing interest rates.

Credit Risk

Each Fund's investments, and particularly investments in fixed income securities, may be affected by the creditworthiness of issuers in which a Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

The Funds may invest in lower rated convertible securities and debt obligations, including convertible securities that are not investment grade (i.e., "junk bonds"). To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent a Fund from selling a security at the time and price that would be most beneficial to a Fund.

Active Trading

Each Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund's performance.

Temporary Investments

Choice may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective or objectives during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Funds, their investment strategies, and their risks.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information.

VALUATION OF SHARES

Each Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of each Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by each Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the Trust. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation guidelines. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of each Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and Choice. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of each Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of a Fund will be effected only on a Business Day of the Fund.

Payment for shares redeemed normally will be made within seven days. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Each Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that in engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example a Fund, may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Funds and note that the Funds will not accommodate market timing. The Funds reserve the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Funds discourage market timing and excessive short-term trading and apply their policies and procedures on a uniform basis, the Funds cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Distribution and Service Plan

The Board of Trustees of the Trust has adopted for each Fund a Rule 12b-1 Distribution and Service Plan (the "Plan"). The Plan allows each Fund to use part of its assets for (1) the sale and distribution of its shares, including advertising, marketing and other promotional activities; and (2) for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution or its affiliates ("Servicing Agent") may receive a fee from each Fund, computed daily and paid monthly, at an annual rate of up to 0.35% of the average daily net assets of each Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may result in an investor paying more than with other types of sales charges. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to a Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUNDS

Investment Adviser

Choice Investment Management, LLC ("Choice"), 5299 DTC Boulevard, Suite 1150, Englewood, Colorado 80111, is the investment adviser for the Funds. Choice makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. As of December 31, 2004, Choice managed approximately $34 million of assets, including approximately $18 million of mutual fund assets in the Choice Funds.

Under an investment advisory agreement between the Trust and Choice, the fee payable to Choice by the Trust for investment advisory services is the lesser of (a) a fee calculated as a percentage of each Fund's average daily net assets, which is computed daily and paid monthly, at the annual rate of 1.65% for the Market Neutral Fund and 2.50% for the Long-Short Fund, or (b) such amount as may from time to time be agreed upon in writing by the Trust and Choice. For services provided and expenses assumed during the fiscal year ended December 31, 2004, Choice received an investment advisory fee equal to $0 of the Fund's average daily net assets. In light of the unique management strategies employed by Choice in managing the Funds, these fees may be higher than those typically associated with mutual funds.

Choice or its affiliates may, out of their own resources and at no additional costs to the Fund or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

Portfolio Manager

Patrick S. Adams is the portfolio manager for the Funds. As portfolio manager, he is responsible for the day-to-day management of the Funds and the selection of the Funds' investments. Prior to organizing Choice in 1999, Mr. Adams served as Senior Vice President to Berger Associates, Executive Vice President and portfolio manager of the Berger 100 Fund, President and portfolio manager of the Berger IPT-100 Fund, President and co-portfolio manager of the Berger IPT-Growth and Income Fund and Executive Vice President and co-portfolio manager of the Berger Growth and Income Fund since February 1997. Mr. Adams also served as the President and co-portfolio manager of the Berger Balanced Fund since its inception in August 1997, and as President and portfolio manager of the Berger Select Fund from its inception on December 31, 1997 until April 1999. Prior to his affiliation with the Berger Funds, Mr. Adams acted as Senior Vice President from June 1996 to January 1997 with Zurich Kemper Investments; portfolio manager from March 1993 to May 1996 with Founders Asset Management, Inc.; research analyst and portfolio manager from January 1990 to January 1992 and senior portfolio manager/senior analyst from January 1992 to February 1993 with First of America Investment Corp.; and portfolio manager from August 1985 to December 1989 with Capital Management Group - Star Bank.

See the Statement of Additional Information for more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of equity securities of the Fund.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Funds, and BISYS Fund Services acts as the Funds' principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Funds' service providers.

TAXATION

Each Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of each Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Funds' policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following table is included to assist investors in evaluating the financial performance of the Market Neutral Fund since its commencement of operations through December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in the Fund would have earned during the period. This information has been audited by Ernst & Young LLP for the fiscal years ended December 31, 2003 and December 31, 2004. The information does not reflect charges and fees associated with a separated account that invests in the Fund or any insurance contract for which the Fund is an investment option.  This information, along with the Fund's financial statements, is included in the Fund's annual report, which may be obtained free of charge upon request.

VIT Market Neutral Fund
Per Share Operating Performance:	Fiscal Year Ended December 31, 2004	Period Ended December 31, 2003(a)

Net Asset Value, Beginning of Period	$ 10.24	$ 10.00

Investment Activities:
Net investment loss	(0.29)**	(0.12)
Net realized/unrealized gains	(1.64)**	0.36

Total investment activities	(1.93)	0.24

Less Distributions From:
Net Realized Gain	(0.12)	0.00

Net Asset Value, End of Period	$ 8.19	$ 10.24

Total Return	(19.05%)	2.50%(b)

Ratios/Supplemental Data:
Net assets, end of period (000's)	$ 1,401	$ 2,585
Ratio of net expenses to average net assets excluding dividend for securities sold short	3.60%	3.60%(c)
Ratio of net expenses to average net assets	3.96%	3.79(c)
Ratio of gross expenses to average net assets*	9.45%	15.04%(c)
Ratio of net investment loss to average net assets	(2.95%)	(3.15%)(c)
Portfolio turnover rate	3,835%	1,154%

__________________

(a) For the period from May 30, 2003 (commencement of operations) through December 31, 2003.
(b) Not annualized.
(c) Annualized.
*During the period, certain fees were contractually reduced. The ratio shown does not include these contractual fee reductions. ** Per share data calculated using average shares for the period.

For more information about the Funds, the following document is available free upon request:

Annual/Semi-Annual Reports: The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about each Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of reports and the SAI, or request other information and discuss any questions about the Funds, by contacting a broker or bank that sells an insurance contract that offers the Funds as investment options. Or contact the Funds at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-866-667-0564

Investors can review and copy the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Funds:

-	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
-	Free from the EDGAR database on the Commission's Website on at http://www.sec.gov.

Investment Company Act file no. 811-8644.

Free Enterprise Action Fund

Prospectus

May 1, 2005

The Fund seeks long-term capital appreciation through investments and advocacy that promote the American system of free enterprise.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission, nor has the SEC or any state securities commission determined whether this prospectus is complete. Any representation to the contrary is a criminal offense.

Investment Objective

Principal Investment Strategies

Temporary Defensive Positions

Investment Evaluation Process: The Free Enterprise Guidelines

Shareholder Advocacy

Who Should Invest in the Fund?

Specific Risk Considerations

General Risk Considerations

Market Risks Associated with Equity Securities

Active Trading Risk; Portfolio Turnover

Borrowing

Options and Futures

Interest Rate Risk

Credit Risk

Other Investments

Fund Performance

Table Of Fees And Expenses

Management Of The Fund

The Trust

The Adviser

The Subadviser

Investment Advisory Fees; Other Advisory Expenses

Expense Waivers and Reimbursements

Pricing Fund Shares

Buying Fund Shares

Redeeming Fund Shares

Dividends And Distributions

Tax Considerations

Services To Help You Manage Your Account

Statement of Additional Information

THE FREE ENTERPRISE ACTION FUND

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation, which it attempts to achieve through investments and advocacy that promote the American system of free enterprise. The investment objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The Fund attempts to achieve its investment objective by investing, under normal market conditions, at least 65% of its assets in the common stocks of companies generally found among the Fortune 500 and in the S&P 500. The Fund will seek to enhance the return of this portfolio with certain additional strategies, as identified below.

Because the companies that tend to be included in the Fund are market leaders and, oftentimes, trend-setters for other businesses, they are, in the opinion of the Action Fund Management, LLC ("AFM" or the "Adviser"), the companies typically targeted by social activists. Accordingly, as a shareholder in the companies typically targeted by social activists, the Fund will be in a position to advocate for change as may be deemed appropriate by the Adviser. Specifically, the Fund may take an activist position with respect to one or more corporate managements if the Adviser believes advocacy may:

  Promote the American system of free enterprise;
  Ensure that corporate management makes sound business decisions based on long-term investor interests;
  Protect businesses and their investors from what the Adviser believes is harmful social activism.

In general, the Fund intends to conduct its investment activities in a manner designed to carry out the principles and standards it considers consistent with promoting the American system of free enterprise. For more detail, see the sections entitled "Investment Evaluation Process: The Free Enterprise Guidelines" and "Shareholder Advocacy."

The Fund may use certain options strategies, both as a bona fide hedging strategy and for the benefit of enhancing portfolio returns. Generally, when engaging in this strategy the Fund will simultaneously purchase and sell options contracts on the same underlying security or index so as to hedge against losses. The Fund may employ other options-related strategies for hedging purposes, which are explained in greater detail in the Statement of Additional Information ("SAI").

Temporary Defensive Positions

For temporary defensive purposes, the Fund may make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If that occurs, the Fund may not achieve its investment objective. Under these circumstances, the Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities, or any portion of its assets may be uninvested and held as cash. The Fund may also engage in transactions that are not part of its principal investment strategies, such as foreign investing, trading in derivatives, including options, and lending portfolio securities. These strategies are discussed in the SAI.

Investment Evaluation Process: The Free Enterprise Guidelines

The Free Enterprise Guidelines are intended to promote the American system of free enterprise. The Adviser will manage the investments of the Fund pursuant to three basic principles. The Adviser will:

1. Identify the universe of financially eligible investments;

2. Invest in companies the Adviser believes are potentially at risk from social activism; and

3. Conduct advocacy activities when the Adviser believes those activities will be in the best interests of the companies in which the Fund is a shareholder.

More specifically, from the universe of financially eligible investments, the Fund seeks to identify companies that, in the Adviser's view, have suffered or have the potential to suffer business harm as a result of social activism. Once the Fund becomes a shareholder of such a company, it may undertake measures that, in the Adviser's view, have the potential to protect the company from social activists who may harm the company. These goals are accomplished by evaluating companies according to the criteria identified below, also referred to as Free Enterprise Guidelines. A "yes" answer signals to the Adviser that the company is a potential investment for the Fund as well as a potential focus of the Adviser's advocacy efforts.

  Is the business' freedom to conduct its affairs within the scope of federal and state law and regulations at risk of being inhibited by social activists?
  Is the business at risk of being extorted, threatened, blackmailed or otherwise inappropriately interfered with by social activists?
  Is the business at risk of appeasing or otherwise supporting harmful social activists?
  Are the business' actions questionable from an economic perspective?
  Are the business' actions questionable from a scientific perspective?
  Is the business' freedom to innovate at risk of being infringed?
  Is the business being diverted from its primary purpose of increasing its profits toward engaging in inappropriate social activity that might be considered outside of the scope of the business?
  Is the business taking or considering taking actions that might dilute the long-term interests of profit-oriented investors?
  Is the business making or considering decisions that tend to ignore individual liberties relevant to the business' products?
  Is the business taking or considering private action on social issues that circumvents public debate and the American political process?
  Is the business willing to aggressively challenge unfounded government action that threatens its interests?

The Guidelines serve as criteria that the Adviser may choose to use in connection with the investment selection process. The Fund may make investments that do not meet some or all of the criteria identified above. Likewise, the exclusion of a company otherwise within the Fund's investment guidelines may cause the Adviser to pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or sell certain securities when it is otherwise disadvantageous to do so. The evaluation of any or all of these criteria is subjective in nature.

Following the identification of a business at risk of being harmed by social activists, the Adviser may, on behalf of the Fund, undertake any or all of the following activities:

  Communicate with corporate management to inform it of the Fund's position;
  Communicate with other institutional shareholders and significant individual investors of the company to educate them on what corporate management is doing and the Fund's position;
  Communicate with other affected or interested businesses;
  Conduct an educational outreach to individual investors and the general public;
  Conduct a media outreach campaign;
  Conduct an advertising campaign;
  Take legal action;
  Call a shareholder meeting;
  Nominate directors to the company's board;
  Offer shareholder proposals; and
  Take any other action deemed appropriate by the Advisor for the purpose of advancing the Fund's objective.

The costs of and risks associated with shareholder activism by the Fund will be borne by the Adviser.

Shareholder Advocacy

The Fund intends to maintain a dialogue with representatives of the companies in which it is a shareholder. The goal of Fund communications would be to further the objectives stated in the Free Enterprise Guidelines.

At times, dialogue initiatives do not yield the intended result. On such occasions, it may be appropriate for the Fund to put forth a proposal for consideration by the entire shareholder body.

The Fund may also be presented with an opportunity each year to vote on various issues proposed by other shareholders. These matters may or may not be related to the Fund's investment strategy. AFM intends to vote all proxies consistent, in the opinion of AFM, with the principles and standards adopted by the Fund. AFM intends to provide updates about its advocacy efforts on its website.

Who Should Invest in the Fund?

The Fund may be appropriate for investors who seek to promote the American system of free enterprise while pursuing their long-term financial goals. The Fund's guiding principle is:

"The social responsibility of business is to increase its profits."

Milton Friedman
The New York Times Magazine (September 13, 1970)
(1976 recipient of the Nobel Prize for Economics)

Businesses should be free to operate according to that principal and otherwise in the best interests of their investors. Increasingly, however, some social activists are threatening and reducing the ability of businesses to so operate.

Under the guise of activist-defined "corporate social responsibility" and other similarly-rooted social behavior concepts, social activists often attempt to persuade, pressure and compel corporate managements to take actions that may not be based on sound business practices, sound economics or sound science. Many corporate managements resist such ill-advised actions, but many do not.

Social activist-inspired decisions by corporate management may not be in the best interests of a business and its investors. More generally, such actions may also adversely affect the entire American system of free enterprise by setting precedents that may tend to induce other corporate managements to take similarly unfounded and undesirable actions.

The advocacy efforts of the social activists and corresponding corporate management decisions may go unnoticed and unchallenged by investors. The long-term adverse impacts of social activist-inspired corporate actions may be underestimated or downplayed by corporate management.

The Fund will be a shareholder of some companies that, in the opinion of the Adviser, are at risk of being adversely impacted by social activists. As a shareholder, the Fund will work to help corporate managements make decisions based on sound business practices, sound economics and sound science. The Fund will work to ensure that businesses stay focused on meeting their true social responsibility, as articulated by Dr. Milton Friedman, thereby promoting the American system of free enterprise.

The Adviser exercises the rights of the Fund as a shareholder to attempt to achieve the following goals:

  Promote the American system of free enterprise;

  Ensure that corporate management makes decisions based on sound business practices, sound economics and sound science; and

  Protect businesses and their investors from social activists that are harmful in the Adviser's opinion.

Investment companies and investors can play a critical role in promoting sound decision-making by corporate managements and, thereby, the American system of free enterprise. The Fund gives you the opportunity to help promote these ideals while pursuing your long-term financial goals.

Specific Risk Considerations

Adherence to the Free Enterprise Guidelines may cause the Fund not to perform as well as other Funds that choose their investments based strictly on financial considerations. Some companies that are performing well financially but that no longer fit within the Free Enterprise Guidelines may be sold so as to provide an opportunity for the Fund to invest in other companies. This may have a negative impact on Fund performance.

The Adviser was formed for the purpose of managing the Fund, and accordingly has no prior experience directing the investment activities of a mutual fund. For this reason it has retained the services of an investment subadviser to assist with that process. The Adviser's principals, however, have significant experience with respect to advocating the philosophical positions that serve as the basis for stock selection. Accordingly, initial analysis relating to the universe of companies eligible for investment by the Fund may be wholly or partially allocated to the investment sub-adviser to the Fund. (See the section entitled "Management of the Fund," which appears below.)

General Risk Considerations

As with any investment, an investment in the Free Enterprise Action Fund involves certain risks, including the loss of some or all of your investment. Those risks are described in greater detail below and in the SAI. The Fund may not be appropriate for all investors, and you should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Market Risks Associated with Equity Securities

Although stocks historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. In addition to the risk of general stock market decline described above, the Fund is subject to risk by focusing on large companies versus the market as a whole. Funds focused on a particular company size may produce returns that trail those of other asset types, and strength of return tends to be cyclical. Regardless of sector strength, individual stocks may lose value for any number of reasons, even when the market as a whole has increased.

To the extent the Fund concentrates its investments in growth stocks, it will be subject to risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

The Fund may also focus its investments in value stocks. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. The market could favor growth stocks and, to the extent that the Fund invests in value stocks, the Fund may produce more modest gains than stock funds with more aggressive investment profiles.

Active Trading Risk; Portfolio Turnover

Although the Adviser seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the Adviser believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund and may increase the potential for more taxable dividends and distributions paid to shareholders.

Borrowing

The Fund may borrow money as a temporary measure for emergency and other purposes to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and program. Such borrowings may be collateralized with Fund assets. To the extent that the Fund purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line if credit; either of these requirements would increase thee cost of borrowing over the state interest rate.

Options and Futures

The Fund may employ various types of options and futures arrangements. The Fund may engage in writing covered call options and put options. A call option gives the purchaser the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.

As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss. When the Fund writes a secured put option, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put at a price significantly higher than the current market price of the stock. The use of these techniques will tend to increase the volatility of the Fund, and may result in financial losses.

The Fund may participate in stock index futures contracts. While such contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, during certain market conditions stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends on the ability of the portfolio manager correctly to predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct. See the SAI for additional detail on options and futures investing.

The receipt of premiums by the Fund may cause the Fund to realize capital gains that will generally be taxable as ordinary income to investors. Persons considering an investment in this Fund should consult their tax advisor to determine whether the potential tax ramifications make this an appropriate addition to their investment portfolio. Additional risk disclosure on the use of options strategies can be found below under "Other Investments" and in the SAI.

Interest Rate Risk

Although the Fund's primary investment focus is stocks, it may invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth.

Credit Risk

The Fund's investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

Other Investments

In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives, securities lending and foreign investing. Investments in derivatives, such as options, can significantly increase the Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation. The risk in lending portfolio securities, as with other extensions of secured credit, consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund may also invest in unregistered equity offerings which may or may not subsequently be offered to the public. Unregistered offerings are subject to the investment limitations associated with investments in restricted and/or illiquid securities. See the SAI for more detail.

While the Fund has no present intention of doing so, the Fund may invest in stocks issued by foreign companies. The Fund generally will do so only if the stocks are traded in the U.S. or available through American Depositary Receipts. The stocks of foreign companies may pose risks in addition to, or to a greater degree than, the other risks described in this prospectus. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

Fund Performance

Because the Fund has no investment track record, it has no performance information to serve as a basis for comparison against other mutual funds or against a broad measure of securities market performance, such as an index.

Table Of Fees And Expenses

The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets as a percentage of average net assets):
Advisory Fee	1.25%
Distribution (12b-1) Fees	None
Other Expenses [1]	1.40%
Total Annual Fund Operating Expenses	2.65%
Fee Waiver and/or Expense Reimbursement [2]	0.65%
Net Operating Expenses [2]	2.00%

____________________________________

1 "Other Expenses" are based on estimated amounts for the current fiscal year.

2 The Adviser has contractually agreed to limit annual fund operating expenses to 2.00% through an initial term ending on April 30, 2006. An expense limitation lowers the Fund's expense ratio and increases overall returns to investors.

For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. After April 30, 2006, the expense limitation may be terminated or revised, although the Fund and Adviser may agree to extend the term of the agreement. The Adviser may in the future recoup investment advisory fees not paid to the Adviser due to the expense cap, subject to certain conditions. See "Expense Waivers and Reimbursements" for additional information.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$203
3 years	$762

Management Of The Fund

The Trust

The Fund is a series of the Variable Insurance Funds (the "Trust"), which was organized as a Massachusetts business trust in 1994 and currently consists of multiple series. The Board of Trustees of the Trust (the "Board") may establish additional series in the future. Unless a policy or procedure is expressly designated as fundamental, the Board may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders may be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's Declaration of Trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

The Adviser

Action Fund Management, LLC ("AFM" or the "Advisor") serves as the Fund's investment adviser and provides management supervision over the Fund's business affairs. See "Investment Advisory and Other Services" in the SAI.

The Adviser is located at 12309 Briarbush Lane, Potomac, Maryland 20854. The Adviser, which is owned and controlled by Steven J. Milloy and Thomas J. Borelli, was formed in 2003 for the purpose of providing investment advisory services to the Fund.

Subject to the general control of the Board, a team of persons associated with the Adviser makes investment decisions for the Fund. Investment decisions may include a determination to allocate all or a portion of the day-to-day management of the Fund's assets to an investment subadviser. Under normal circumstances the Adviser will rely on the investment subadviser to identify financially viable companies that will comprise the universe of investment opportunities available to the Fund, consistent with the Fund's investment objective, and then the Adviser will, together with the investment subadviser, make final determinations as to the companies in which the Fund should invest. The Adviser conducts research efforts relating to its advocacy activities, and is responsible for applying the Free Enterprise Guidelines to Fund investments. The Adviser conducts all advocacy efforts at its own expense and risk.

The Fund's investment team is headed by Steven J. Milloy, M.H.S., J.D., L.L.M. Mr. Milloy is a lawyer, consultant, columnist, adjunct scholar with the Cato Institute and publisher of Junkscience.com. He has also served as president of Global Information Products, Inc., which provides customized, internet-based daily news services for companies desiring comprehensive and timely news updates from around the world involving themselves, their industries and public policy issues relevant to their operations. Mr. Milloy holds a B.A. in Natural Sciences from the Johns Hopkins University, a Master of Health Science (Biostatistics) from the Johns Hopkins University School of Public Health, a J.D. from the University of Baltimore and a Master of Laws (Securities Regulation) from the Georgetown University Law Center.

The Subadviser

Thinkorswim Advisors, Inc. ("TOS" or the "Subadviser") serves as the investment subadviser to the Fund pursuant to an Investment Subadvisory Agreement entered into between the Subadviser and the Adviser. The Subadviser assists the Adviser in making day-to-day investment decisions for the Fund, subject to the general supervision of the Adviser, the Fund's Board of Trustees, and in accordance with the investment objectives, policies and restrictions of the Fund. The Sub-adviser conducts all of the research relating to potential options positions for the Fund, makes recommendations to the Adviser, and assists the Adviser in making investment decisions with respect to all options trading.

TOS is the asset management arm of Thinkorswim Financial Group, a Chicago-based investment services company originally founded under the name of Sosnoff and Sheridan in 1993. TOS is located at 3304 N. Lincoln, Ave., Chicago, Illinois 60657. As of December 31, 2004, TOS managed approximately $140 million in assets, of which $40 million are indexed. TOS is one of the largest option trading firms in the United States, executing an average of 40,000 options transactions per month. TOS is a volume leader in defined-risk option trades.

Tom Sosnoff and Kevin Siemiawski are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sosnoff is Chief Strategist and Co-Founder of TOS and has extensive options experience having been a trader on the floor of the Chicago Board Options Exchange (CBOE). For the past five years in addition to his duties as co-founder of thinkorswim Group, Mr. Sosnoff has been responsible for the strategic decisions of all option related programs managed by TOS Advisors. He has been at TOS Advisors since inception in 2003 and its predecessor firm Sosnoff Sheridan since it founding in 1995. Mr. Sosnoff holds a BA in Political Science from University of New York at Albany, New York. Mr. Siemiawski is Head Trader for the Fund. He is primarily responsible for the equity selection and rebalancing of the equity positions within the portfolio. Mr. Siemiawski has extensive equity and option experience having been a market maker on the CBOE and serving as head trader for other benchmarked equity mutual funds. He has been with TOS Advisors/Sosnoff Sheridan since 1997.

See the Statement of Additional Information for more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of equity securities of the Fund.

A discussion regarding the basis of the Board of Trustees approval of the investment advisory contracts of the Fund will be available in the Fund's semi-annual report for the fiscal half-year ending June 30, 2005.

Investment Advisory Fees; Other Advisory Expenses

Under its Investment Advisory Agreement with the Fund, the Adviser is entitled to earn a fee of 1.25% based on the average daily net assets of the Fund. The agreement provides for "breakpoint" reductions in the advisory fee when certain Fund asset levels are reached.

The Adviser pays the Subadviser a fee of 0.35% of the assets of the fund. The Adviser pays this amount to the Subadviser out of the investment advisory fee the Adviser receives from the Fund.

AFM, TOS and their affiliates may, out of their own resources and at no additional cost to the Fund or its investors, pay financial intermediaries for providing distribution and/or administrative services to the Fund or its investors.

Expense Waivers and Reimbursements

In the interest of limiting expenses of the Fund, the Adviser has entered into an Expense Limitation Agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that total annual operating expenses are limited to 2.00% with an original term through April 30, 2006. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the cap will remain in place or at the same level in the future.

The Fund may reimburse the Adviser for fees waived or limited and other expenses assumed and paid by the Adviser under the Expense Limitation Agreement for a period up to three years following any waiver granted for purposes of limiting expenses under the expense cap. Reimbursement is conditioned on the Fund having reached a sufficient asset size to permit the reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the stated limit. Reimbursements must be approved in advance by the Board of Trustees on a quarterly basis, and may only be approved if the Expense Limitation Agreement remains in place.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Fund, and BISYS Fund Services, LP acts as the Fund's principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the Fund's Statement of Additional Information.

Pricing Fund Shares

The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by the Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board of Trustees of the Variable Insurance Funds (the "Trust"). The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Buying Fund Shares

Share Transactions. You may purchase and redeem Fund shares by contacting any broker authorized by the distributor to sell shares of the Fund or by contacting Bisys Fund Services, the Fund's transfer and dividend disbursing agent, at P.O. Box 182490, Columbus, Ohio 43218-2490, or by telephoning us toll-free at 1-800-766-3960. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. If you have an IRA, your account will be charged a maintenance fee of $20 per year.

Minimum Investments. The following table provides you with information on the various investment minimums and expenses that apply to share purchases. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Adviser including services providers of the Fund, as well as for its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts.

Minimum Initial Investment $ 1,000 Minimum Subsequent Investment $ 250*

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail. You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Free Enterprise Action Fund," c/o BISYS Fund Services. BISYS Fund Services is the Company's transfer and dividend disbursing agent. See "Proper Form." Third-party checks, money orders, travelers checks, credit card convenience checks or checks drawn in a foreign currency are not accepted for the purchase of Fund shares. Additionally, bank starter checks for the initial purchase into the Fund are not accepted.

By Wire. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. No fee will be charged for shares purchased by wire. Your bank may charge you a fee for sending a wire transfer. Before wiring funds, please call us toll-free at 1-800-766-3960 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490. See "Proper Form."

Public Offering Price. When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form and accepted for investment by the Fund, as defined below under the section entitled "Proper Form." The public offering price is equal to the Fund's NAV.

Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, the Fund must obtain the following information about each person who opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (though post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund from opening accounts unless it receives the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares or may impose other restrictions until your identity is verified. The Fund also may close your account or take other appropriate action if it cannot verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If your account is closed at the request of governmental or law enforcement authority, the Fund may be required to withhold the redemption proceeds.

Market Timing/Short-Term Trading. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that in engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gain without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Fund, and note that the Fund will not accommodate market timing. The Fund reserves the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, trading by a financial advisor with discretionary trading authority over multiple accounts).

While the Fund discourages market timing and excessive short-term trading and applies its policies and procedures on a uniform basis, the Fund cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of other financial intermediaries, which cannot necessarily be assured.

Group Variable Annuity Contracts. The Fund may be appropriate as an investment option under certain group variable annuity contracts. Please contact the Adviser for further information.

General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Board, the withdrawal is in the best interest of the Fund and its shareholders. An order to purchase shares is not binding on, and may be rejected by, the Distributor until it has been confirmed in writing by the Distributor and payment has been received.

Redeeming Fund Shares

You may redeem shares of the Funds by submitting your order either through your authorized broker or by submitting it directly to the Fund. Redemption requests to the Fund should be directed in writing to BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490, or by telephoning us toll-free at 1-800-766-3960. See "Proper Form."

Redemption Price. Your redemption request will be processed based on the NAV of the Fund's shares as determined after receipt of your order in proper form.

Small Account Redemptions. Due to the relatively high cost of maintaining accounts with smaller balances, the Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below the Fund's $1,000 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). The Fund will give you 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

Automatic Withdrawal Plan. If you have a minimum of $5,000 in your Fund account, you may arrange to receive monthly redemptions from the Fund. The minimum amount required for each redemption is $100. Call us toll-free at 1-800-766-3960 to set up an Automatic Withdrawal Plan.

Redemption Proceeds. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by the Fund's transfer agent of your redemption order in proper form. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) business days to allow your check to clear. Additionally, the Fund may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, trading in the markets that a Fund normally utilizes is restricted, or redemption is otherwise permitted to be suspended by the SEC.

Redemptions In Kind. The Fund reserves the right to redeem its shares in kind. In other words, upon tendering shares of a Fund, the Fund has the right to pay you the value of your redemption in assets other than cash. You may incur brokerage and other costs in converting those assets to cash. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

Dividends And Distributions

The Fund currently intends to declare and pay applicable dividends from net investment income and to make distributions of applicable realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions in additional Fund shares at current net asset value. The Fund declares and pays income dividends from its net investment income, usually in December. Capital gains distributions, if any, are also made in December.

Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its Shares.

The Fund will automatically reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying the transfer agent by mail at BISYS Fund Services, P.O. Box 182490, Columbus, Ohio 43218-2490. Please allow at least seven days prior to the record date for us to process the new option.

Tax Considerations

The Fund. The Fund intends to qualify for special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To establish and continue its qualification, the Fund intends to diversify its assets as the Code requires. The Fund also intends to distribute substantially all of its net investment income and capital gains to its shareholders to avoid federal income tax on the income and gains so distributed.

Shareholders. For federal income tax purposes, any income dividend that you receive from the Fund, as well as any net short-term capital gain distribution, is generally taxable to you as ordinary income whether you have elected to receive it in cash or in additional shares.

Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and currently intends to do so if possible. These deductions or credits may be subject to tax law limitations. Generally, distributions are taxable to you for the year in which they are paid. In addition, certain distributions that are declared in October, November or December, but which, for operational purposes, are paid the following January, are taxable as though they were paid by December 31st of the year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss.

Tax Information. The Funds will advise you promptly, after the close of each calendar year, of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. You should consult with your tax advisor about your particular tax situation.

Services To Help You Manage Your Account

Automatic Investment Plan. Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can automatically transfer money from your checking account to the Fund each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Fund's shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying the transfer agent by mail.

Telephone Transactions. You may redeem shares of the Fund, or exchange shares of one Fund for that of another mutual fund (to the extent available), by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call us toll-free at 1-800-766-3960. We may be liable for losses resulting from unauthorized telephone transactions only if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Statements and Reports. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. Please verify the accuracy of your statements when you receive them. You will also receive annual and semi-annual financial reports for the Fund. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call us toll-free at 1-800-766-3960 if you would like an additional free copy of the Fund's financial reports.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Written Instructions. Registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

  your name,
  the Fund's name,
  a description of the request,
  for exchanges, the name of the Fund into which you are exchanging, your account number, the dollar amount or number of shares, and your daytime or evening telephone number.

Signature Guarantees. For our mutual protection, we require a "Medallion" signature guarantee in the following situations:

  if you wish to redeem over $50,000 worth of shares,
  if you want redemption proceeds to be paid to someone other than the registered owners, if you want redemption proceeds to be sent to an address other than the address of record, a preauthorized bank account, or a preauthorized brokerage firm account, if we receive instructions from an agent, not the registered owners, or if we believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

Share Certificates. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. The Company reserves the right to issue share certificates on behalf of each of the Funds at any time.

Retirement Plan Accounts. You may not change distribution options for retirement plan accounts by telephone. While you may sell or exchange shares from some types of accounts by phone, certain restrictions may be imposed on retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call us toll-free at 1-800-766-3960.

Miscellaneous. No person has been authorized to give any information or to make any representation not contained in this prospectus in connection with the offering made by this prospectus. If you receive information other than the information contained in this prospectus, you must not rely on it in connection with your decisions to invest in the Fund. This prospectus does not constitute an offer by the Fund or its distributor in any jurisdiction in which the offering is not permitted.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. A copy may be obtained, without charge, by calling the Fund's toll-free telephone number 1-800-766-3960. Shareholder inquiries should be addressed to:

Free Enterprise Action Fund
P.O. Box 182490
Columbus, OH 43218-2490

For More Information

By Telephone ─ Call 1-800-766-3960

By Mail ─ Write to:

Free Enterprise Action Fund
P.O. Box 182490
Columbus, OH 43218-2490

On the Internet ─ Reports and other information about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

Action Fund Management, LLC: http:www.freeenterprisefund.com

You can review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo.sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0001.

Investment Company Act file no: 811-8644.

Fifth Third Quality Growth VIP Fund
Fifth Third Balanced VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Disciplined Value VIP Fund

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-282-5706

This prospectus describes four mutual funds offered by Variable Insurance Funds (the "Trust"):

-	Fifth Third Quality Growth VIP Fund, which seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies.
-	Fifth Third Balanced VIP Fund, which seeks capital appreciation and current income by investing in equities, bonds and money market instruments.
-	Fifth Third Mid Cap VIP Fund, which seeks long-term capital appreciation by investing primarily in equity securities of mid-cap companies.
-	Fifth Third Disciplined Value VIP Fund, which seeks long-term capital appreciation by investing primarily in equity securities of mid- and large-cap companies.

The Funds' goals and investment programs are described in more detail inside. Fifth Third Asset Management, Inc. ("FTAM"), a subsidiary of Fifth Third Bank, serves as each Fund's investment advisor.

The Funds sell their shares to insurance company separate accounts, so that the Funds may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Funds also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and FTAM.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

The Securities and Exchange Commission has not approved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The date of this prospectus is May 1, 2005.

RISK/RETURN SUMMARIES AND FUND EXPENSES

Quality Growth VIP Fund

Balanced VIP Fund

Mid Cap VIP Fund

Disciplined Value VIP Fund

INVESTMENT OBJECTIVES AND STRATEGIES

Quality Growth VIP Fund

Balanced VIP Fund

Mid Cap VIP Fund

Disciplined Value VIP Fund

RISK CONSIDERATIONS

VALUATION OF SHARES

PURCHASING AND REDEEMING SHARES

Market Timing/Short-Term Trading

Servicing Agents

MANAGEMENT OF THE FUNDS

Investment Advisor

Portfolio Managers

Administrator and Distributor

TAXATION

GENERAL INFORMATION

Description of the Trust and Its Shares

Miscellaneous

FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARIES AND FUND EXPENSES

Quality Growth VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies each having at least $1 billion in market capitalization at the time of purchase. The Fund generally intends to invest its assets in equity securities that FTAM believes have above-average potential for growth in revenues, earnings or assets. To determine whether a company has a strong potential for growth, FTAM generally looks for a strong record of earnings growth and examines the company's current ratio of debt to capital and the quality of its management. While the Fund generally anticipates investing in common stocks, a portion of the Fund's assets may be invested in preferred stocks or bonds convertible into common stock. The Fund also may invest a portion of its assets in foreign securities or American Depositary Receipts ("ADRs").

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in equity securities, and growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. The Fund is subject to risks posed by foreign investments, including the risk that fluctuations in foreign exchange rates could affect the value of the Fund's investments. The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to the Russell 1000(R) Growth Index and the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), both widely recognized, unmanaged indices of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	-30.02% 2002	30.62% 2003	0.79% 2004
Best Quarter: Worst Quarter:	13.30% -19.58%	6/30/03 6/30/02

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (January 26, 2001)
Fund Russell 1000(R) Growth Index* S&P 500(R) Index*	0.79% 6.30% 10.87%	-6.72% -7.35% -1.20%

__________________

* Assumes reinvestment of dividends and distributions.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.70%
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.49%
Less Waiver*	0.39%
Net Operating Expenses*	1.10%

* FTAM has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2008 to the extent total expenses exceed 1.10%. FTAM is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year 3 Years 5 Years 10 Years
$ 112    $350       $696    $1,673

Balanced VIP Fund

Investment Objectives

The Fund seeks capital appreciation and current income.

Principal Investment Strategies

Under normal market conditions, the Fund uses an asset allocation strategy, investing in three primary categories of securities: equities, bonds and money market instruments. Under normal market conditions, the Fund intends to invest between 50% and 75% of total assets in equities, consisting of common stocks, convertible preferred stocks and convertible corporate bonds; 25% to 40% of total assets in bonds, consisting of U.S. Treasury bills, notes and bonds, debt securities of U.S. Government agencies and instrumentalities, and corporate debt securities; and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, FTAM may adjust its allocations from time to time.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks and other equity securities. The Fund is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds, preferred stocks, and debt securities, generally will change in value inversely with changes in interest rates. The Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Further, the Fund is subject to asset allocation risk, which is the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates the Fund's performance during the last calendar year, and the table compares the Fund's performance to the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), the Russell 1000(R) Index and the Lehman Brothers Aggregate Bond Index, all widely recognized, unmanaged indices. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	14.04% 2003	5.11% 2004
Best Quarter:	6.80%	12/31/03
Worst Quarter:	-1.50%	3/31/03

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (July 15, 2002)
Fund S&P 500(R) Index* Russell 1000(R)Index* Lehman Brothers Aggregate Bond Index*	5.11% 10.87% 11.40% 4.34%	9.94% 13.74%(1) 14.54%(1) 5.58%

__________________

* Assumes reinvestment of dividends and distributions.

1 Since July 12, 2002.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.80%
Shareholder Service Fee	3.45%
Other Expenses Total Annual Fund Operating Expenses	4.25%
Less Waiver*	3.15%
Net Operating Expenses*	1.10%

 * FTAM has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2008 to the extent total expenses exceed 1.10%. FTAM is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year   3 Years   5 Years    10 Years
$112     $350       $1,310   $3,775

Mid Cap VIP Fund

Investment Objectives

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by mid-cap companies. Mid-cap companies are companies with market capitalization no larger than 110%, and no smaller than 90%, of the market capitalization of the companies represented in the Russell Midcap(R) Index (generally, between $0.67 million and $18 billion). The Fund intends to invest primarily in equity securities of companies that FTAM believes have the potential for long-term revenue and earnings growth, solid balance sheets and the potential to pay dividends. While the Fund generally anticipates investing in common stocks, a portion of the Fund's assets may be invested in preferred stocks or securities convertible into common stock. The Fund may earn current income mainly from stock dividends and from interest income paid on portfolio investments such as convertible securities.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stock. Growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. Further, investments in mid-cap companies typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates the Fund's performance during the last calendar year, and the table compares the Fund's performance to the Russell MidCap(R) Index and the Russell MidCap(R) Growth Index, both widely recognized, unmanaged indices of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	35.66% 2003	9.28% 2004
Best Quarter:	19.80%	6/30/03
Worst Quarter:	-5.96%	9/30/04

Average Annual Total Return* (for the periods ended December 31, 2004)
	Past Year	Since Inception (July 15, 2002)
Fund Russell MidCap(R) Index Russell MidCap(R) Growth Index*	9.28% 20.22% 15.48%	19.68% 22.02%(1) 21.59%(1)

__________________

* Assumes reinvestment of dividends and distributions.

1 Since July 12, 2002.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.80%
Other Expenses	0.87%
Total Annual Fund Operating Expenses	1.67%
Less Waiver*	0.57%
Net Operating Expenses*	1.10%

* FTAM has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2008 to the extent total expenses exceed 1.10%. FTAM is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year 3 Years 5 Years 10 Years
$112    $350     $737       $1,824

Disciplined Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities of mid- and large-cap companies that FTAM believes have the potential to provide capital appreciation. FTAM attempts to identify undervalued securities through traditional measures of value, including low ratios of share price to book value, net asset value, earnings and cash flow. The Fund expects to earn income from stock dividends and from interest on convertible securities.

Principal Investment Risks

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in common stocks. Large-cap stocks and mid-cap stocks may fall out of favor with investors. Investments in mid-cap companies typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources. The market could favor growth stocks to the exclusion of value stocks. In addition, value stocks may, in fact, not be undervalued, or their value may never be recognized by the market.

The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. Also, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following chart and table show how the Fund has performed. The chart demonstrates the Fund's performance during the last calendar year, and the table compares the Fund's performance to the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. These charges and fees will reduce returns. Absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

Calendar Year Total Returns*
Bar Chart	33.26% 2003	12.96% 2004
Best Quarter:	18.79%	6/30/03
Worst Quarter:	-5.19%	3/31/03

Average Annual Total Return* (for the periods ended December 31, 2004
	Past Year	Since Inception (July 15, 2002)
Fund Russell 1000(R) Value Index*	12.96% 16.49%	19.74% 16.36%(1)

__________________

* Assumes reinvestment of dividends and distributions.

1 Since July 12, 2002.

Fund Expenses

The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees*	0.80%
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.64%
Less Waiver*	0.54%
Net Operating Expenses*	1.10%

* FTAM has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the Fund through April 30, 2008 to the extent total expenses exceed 1.10%. FTAM is entitled to reimbursement by the Fund of fees waived or expenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time.

Expense Example

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

1 Year	3 Years	5 Years	10 Years
$112	$350	$730	$1,799

INVESTMENT OBJECTIVES AND STRATEGIES

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which FTAM acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Funds. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

Each Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on each Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

Quality Growth VIP Fund

The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies having at least $1 billion in market capitalization.

FTAM uses a flexible investment approach under which the Fund will invest primarily in "growth" stocks. Growth stocks typically offer strong revenue and earnings potential and accompanying capital growth, with less dividend income than value stocks and dividend-paying stocks. In evaluating prospective investments, FTAM may consider broad economic, industry or market trends, company-specific factors such as the company's record of earnings growth, its current level of debt and the quality of its management, and historical valuation measurements such as price-earnings ratios, profit margins and liquidation values. Subject to its stated investment policy, the Fund may invest in companies of any size.

The Fund may utilize convertible securities and preferred stocks, which typically offer higher yields and good potential for capital appreciation. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities varies according to FTAM's assessment of market and economic conditions and outlook.

The Fund may invest in securities issued by foreign companies, as well as American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts (typically issued by a U.S. bank or trust company) evidencing ownership of underlying foreign securities. The Fund may enter into currency swaps (an exchange of rights to make or receive payments in specified currencies) or engage in forward foreign currency exchange contracts in an attempt to hedge its exposure to currency risks associated with its foreign investments, or to try to enhance its return.

FTAM also may use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, or related indexes. The types of derivative instruments that FTAM may use include, but are not limited to, futures contracts (an agreement to buy or sell an asset in the future at an agreed-upon price), options (which represent a right or obligation to buy or sell an asset at a predetermined price in the future), and hybrid instruments (which combine the characteristics of securities, futures and options).

Balanced VIP Fund

The Fund's investment objectives are capital appreciation and current income. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund uses an asset allocation strategy, investing in three primary categories of securities: equities, bonds and money market securities.

The equity position of the Fund generally will be invested in high quality mid-or large-cap growth companies. In choosing investments, FTAM looks for companies with a strong record of earnings growth, a favorable ratio of debt to capital, and high-quality management. While greater emphasis generally will be placed on larger companies, the Fund may favor mid sized companies when FTAM believes that market conditions favor securities of mid-cap companies.

The bond position of the Fund's portfolio generally will be invested in high quality debt securities with maturities ranging from overnight to thirty years in length. The Fund will attempt to maintain the average weighted portfolio maturity of the bond portion of the Fund's portfolio from between 5 and 9 years. At the time of investment, corporate bonds and convertible securities in which the Fund will invest will be rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's Ratings Group or in the Baa rating category or higher by Moody's Investors Services, Inc., or their unrated equivalents. In selecting fixed income securities, FTAM considers, among other things, the remaining maturity, the stated interest rate and the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

Mid Cap VIP Fund

The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by mid-cap companies. Mid-cap companies are companies with market capitalization no larger than 110%, and no smaller than 90%, of the market capitalization of the companies represented in the Russell Midcap(R) Index (generally, between $0.67 million and $18 billion).

In choosing stocks for the Fund, FTAM intends to invest in companies that have the potential for long-term revenue and earnings growth, solid balance sheets and the potential to pay dividends. FTAM selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

The Fund also may invest in debt securities, securities issued by foreign companies and ADRs, which are U.S. dollar-denominated receipts (typically issued by a U.S. bank or trust company) evidencing ownership of underlying foreign securities.

The Fund may earn dividend and interest income. The Fund may invest in convertible securities that pay interest, and may invest up to 20% of its assets in common stocks of large-cap companies, many of which pay dividends, fixed income securities, and small-cap companies. At the time of investment, debt securities and convertible securities will be rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's Ratings Services or in the Baa rating category or higher by Moody's Investors Service, Inc., or their unrated equivalents.

About the Russell Midcap(R) Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of a recent date, the average market capitalization was approximately $7.4 billion; the median market capitalization was approximately $3.5 billion.

Disciplined Value VIP Fund

The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest primarily in equity securities of mid- and large-cap companies that FTAM believes have the potential to provide capital appreciation.

In choosing investments for the Fund, FTAM attempts to identify undervalued securities through traditional measures of value, including securities having low ratios of share price to book value, net asset value, earnings and cash flow. FTAM also looks for companies that pay above-average dividends.

In addition to common stock, the Fund also utilizes convertible securities and preferred stocks, which typically offer higher yields and good potential for capital appreciation. The Fund also may invest in debt securities. The portion of the Fund's total assets invested in common stock, preferred stock, convertible securities, and debt securities varies according to FTAM's assessment of market and economic conditions and outlook.

RISK CONSIDERATIONS

Each Fund's investment strategies may subject it to a number of risks, including the following:

Market Risk (All Funds)

Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

To the extent a Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

All of the Funds, and particularly the Disciplined Value VIP Fund, may invest in value stocks, which in theory limit downside risk because they are underpriced. Of course, FTAM's success in moderating market risk cannot be assured. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that a Fund invests in value stocks or attempts to moderate potential volatility by investing in dividend-paying growth stocks, the Fund may produce more modest gains than equity funds with more aggressive investment profiles.

Because industries, companies or countries experiencing economic growth and benefiting from demand trends and themes can change, a Fund's performance could suffer if FTAM is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which a Fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

Foreign Investment Risk (Quality Growth VIP Fund and Mid Cap VIP Fund)

The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Funds may not have access to adequate or reliable company information. Further, transaction costs in foreign jurisdictions may be higher, which can result in lower returns or decreased liquidity. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. While investment in American and Global Depositary Receipts do not eliminate all of the risks inherent in foreign investing, investing in Depositary Receipts rather than directly in a foreign issuer's securities avoids currency risks during the settlement period for purchases and sales.

Small- and Mid-Cap Investment Risk (All Funds)

While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. These risks may be particularly acute with respect to small-cap stocks. As a result, small- and mid-cap stocks, and thus a Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

Interest Rate Risk (All Funds)

Although each Fund's primary investment focus is stocks, each Fund may invest in fixed income securities, such as convertible bonds, preferred stocks and debt securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which a Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. While interest rates movements generally will impact most fixed income securities, mortgage- and asset-backed securities may be particularly sensitive to interest rate movements. When interest rates rise, the maturities of these securities may lengthen, leading to a significant decline in value. Further, as interest rates fall, these securities may be subject to the risk that the underlying loans will be paid sooner than expected, which may reduce returns by forcing a Fund to invest at lower prevailing interest rates. Investors should note that interest rates currently are near historic lows.

Credit Risk (All Funds)

Each Fund's investments, and particularly investments in fixed income securities, may be affected by the creditworthiness of issuers in which a Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

Derivatives Risk (Quality Growth VIP Fund)

The Fund's use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk, as discussed above. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index, or with another portfolio investment that is being hedged. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transaction to reduce exposure to other risks.

Active Trading (All Funds)

The Funds will not generally trade in securities for short-term profits. However, each Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund's performance.

Temporary Investments (All Funds)

FTAM may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objectives during that time, and it may miss out on some or all of an upswing in the securities markets.

Please see the Statement of Additional Information for more detailed information about the Funds, their investment strategies, and their risks.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information.

VALUATION OF SHARES

Each Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. The NYSE is generally open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of each Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities held by each Fund are generally valued at current market prices. Securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded. Investments in securities maturing in 60 days or less may be valued at amortized cost. Market quotations for securities prices may be obtained from automated pricing services. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by independent pricing services when Fund management, using guidelines adopted by the Board of Trustees, believes that such prices reflect the fair market value of such securities.

If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the Trust. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Trust's valuation guidelines. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Shares of each Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and FTAM. Investors do not deal directly with the Funds to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Funds.

Shares of each Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance by the Fund's distributor (or other agent) of a purchase order or receipt of a redemption request. Each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of a Fund will be effected only on a Business Day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Funds served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and life insurance policies for which a Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Each Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Market Timing/Short-Term Trading

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

Excessive purchases and sale or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short term trading activity. All these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in shares of the Funds and note that the Funds will not accommodate market timing. The Funds reserve the right to reject any request to purchase shares which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners, or a financial advisor with discretionary trading authority over multiple accounts).

While the Funds discourage market timing and excessive short-term trading and apply their policies and procedures on a uniform basis, the Funds cannot always recognize or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements or insurance company separate accounts. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or other financial intermediaries, which cannot necessarily be assured.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of each Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

MANAGEMENT OF THE FUNDS

Investment Adviser

Through its portfolio management team, Fifth Third Asset Management, Inc. ("FTAM") makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

FTAM, whose address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is an indirect, wholly-owned subsidiary of Fifth Third Bank, which is a financial services company located in Cincinnati, Ohio. As of December 31, 2004, FTAM managed approximately $13.1 billion of mutual fund assets in the Fifth Third Funds.

Under an investment advisory agreement between the Trust and FTAM, the fee payable to FTAM by the Trust for investment advisory services is the lesser of (a) a fee calculated as a percentage of each Fund's average daily net assets, which is computed daily and paid monthly at the annual rates indicated below, or (b) such amount as may from time to time be agreed upon in writing by the Trust and FTAM.

	Investment Advisory Agreement Fee Rate	Advisory Fee Paid During 2004 (After Waivers)
Quality Growth VIP Fund	0.70%	0.54%
Balanced VIP Fund	0.80%	0.00%
Mid Cap VIP Fund	0.80%	0.50%
Disciplined Value VIP Fund	0.80%	0.52%

A discussion regarding the basis of the Board of Trustees approval of the investment advisory contracts of the Funds will be available in the Funds' annual report for the fiscal half-year ending June 30, 2005.

FTAM or its affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Funds or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Funds.

Portfolio Managers

Quality Growth VIP Fund: Steven E. Folker and Sunil M. Reddy serve as the co-portfolio managers of the Quality Growth VIP Fund. Mr. Folker is the Director of Growth Equity Strategy for FTAM and is a Vice President of FTAM Bank. He also is a Chartered Financial Analyst with over 23 years of investment experience, including service as portfolio manager of three series of the Fifth Third Funds since 1993, and is a member of the Cincinnati Society of Financial Analysts. Mr. Folker earned a B.B.A. in Finance & Accounting and an M.S. in Finance, Investments & Banking from the University of Wisconsin. Since 1997, Mr. Reddy has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a B.S. in Electrical Engineering from The Ohio State University and a M.B.A. from Case Western Reserve University.

Mid Cap VIP Fund: Martin E. Hargrave and Scott A. Billeadeau, serve as the co-portfolio managers of the Mid Cap VIP Fund. Mr. Hargrave joined FTAM in 2003 as a portfolio manager of Mid Cap/Small Cap Growth Strategies. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. He joined Investment Advisers, Inc. in 1996 as an institutional client service representative and in August 2000, he joined the small/mid cap team as a portfolio manager. Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. He earned the Chartered Financial Analyst designation in 1998. Mr. Billeadeau is Vice President of Growth Strategy and Portfolio Manager for FTAM. Prior to joining FTAM Asset Management, Inc. in March 2003, Mr. Billeadeau spent four years as Senior Vice President and Senior Portfolio Manager for Investment Advisers, Inc. where he was responsible for mid cap and small cap growth strategies. Additionally, he was a founding principal of Paladin Investment Associates, LLC on its formation in December 2000. Previously, he spent two years with TradeStreet Investment Associates, Inc., a subsidiary of NationsBank, where he was a Senior Portfolio Manger and the Director responsible for the mid cap and small cap growth strategies. He has also held positions with Bank of America Investment Management and American Express Financial Advisors. Mr. Billeadeau graduated from Princeton University with a degree in Economics in 1984 and earned his Chartered Financial Analyst designation in 1991. In 2001, he was elected to the Board of Directors of FactSet Research Systems Inc., an NYSE listed company.

Balanced VIP Fund: James Russell and Daniel C. Popowics serve as co-portfolio managers of the equity portion of the Balanced VIP Fund. Mr. Russell is Director of Equity Research and Growth Funds Management for FTAM. He earned his Chartered Financial Analyst designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager and fund manager. He received his B.S. degree from Centre College and his M.B.A. from Emory University. Mr. Russell is a former member of Centre College's Alumni Board and an active member of Emory University's Business School Advisory Board. Mr. Popowics is an Assistant Vice President and Equity Analyst with FTAM. Prior to joining FTAM, he was a manager with Fidelity Investments and spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples and Health Care industries and manages personal trust and charitable accounts. Mr. Popowics is a graduate of Duke University and earned an M.B.A. in Finance from Rensselaer Polytechnic Institute.

Mitchell L. Stapley and John L. Cassady III serve as co-portfolio managers of the fixed income portion of the Balanced VIP Fund. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with FTAM and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his B.S. degree in economics and political science, with honors, from Albion College in 1981. Mr. Cassady earned his CFA designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his B.S. in industrial management from the Georgia Institute of Technology and is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Disciplined Value VIP Fund: Denis J. Amato and James R. Kirk serve as co-portfolio managers of the Disciplined Value VIP Fund. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of FTAM and FTAM Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a B.B.A. in economics and an M.B.A. in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts. Mr. Kirk is the co-portfolio manager of the Disciplined Value VIP Fund. He is currently a Vice President and Director of Disciplined Value Strategy for FTAM. Prior to joining FTAM, he spent almost three years as the chief investment strategist and manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Mr. Kirk earned a B.A. in Economics and an M.B.A. from Case Western Reserve University and has also earned his Chartered Financial Analyst designation. He has accumulated over 30 years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and the Kidney Foundation of Ohio and is a director of the Cleveland Athletic Club. He is a member and past president of the Cleveland Society of Security Analysts.

See the Statement of Additional Information for more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of equity securities of the respective Fund.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. is the administrator for the Funds, and BISYS Fund Services acts as the Funds' principal underwriter and distributor. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

See the Statement of Additional Information for further information about the Funds' service providers.

TAXATION

Each Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

Each Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the shareholders of each Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

GENERAL INFORMATION

Description of the Trust and Its Shares

Variable Insurance Funds was organized as a Massachusetts business trust in 1994 and currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Funds' policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

Miscellaneous

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not be lawfully made.

FINANCIAL HIGHLIGHTS

The following tables are included to assist investors in evaluating the financial performance of each Fund since its commencement of operations through December 31, 2004. Certain information reflects financial results of a single share of the Fund. "Total Return" represents how much an investment in a Fund would have earned (or lost) during the period. This information has been audited by PricewaterhouseCoopers LLP for the fiscal years since December 31, 2002, and by other auditors for the prior fiscal period. The information does not reflect charges and fees associated with a separate account that invests in a Fund or any insurance contract for which a Fund is an investment option. This information, along with the Funds' financial statements, is included in the Funds' annual report, which may be obtained free of charge upon request.

Quality Growth VIP Fund
For a share outstanding throughout the period:	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Period Ended December 31, 2001(a)

Net Asset Value, Beginning of Period	$ 7.55	$ 5.78	$ 8.26	$ 10.00

Investment Activities:
Net investment income/(loss)	--^	(0.02)	(0.01)	(0.01)
Net realized/unrealized gains/(losses)	0.06	1.79	(2.47)	(1.73)

Total investment activities	0.06	1.77	(2.48)	(1.74)

Net Asset Value, End of Period	$ 7.61	$ 7.55	$ 5.78	$ 8.26

Total Return	0.79%	30.62%	(30.02%)	(17.40%)(b)

Ratios/Supplemental Data:
Net assets, end of period (000's)	$ 16,724	$ 7,792	$ 3,067	$ 914
Ratios of expenses to average net assets	1.10%	1.10%	1.10%	1.10%(c)
Ratios of net investment income/(loss) to average net assets	0.04%	(0.31%)	(0.25%)	(0.22%)(c)
Ratios of expenses to average net assets(d)	1.49%	2.91%	6.30%	3.25%(c)
Portfolio turnover rate	28.00%	16.45%	12.03%	32.52%

_______________________________

^ Amount is less than $0.005 per share.
(a) For the period from January 26, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
(d) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

Balanced VIP Fund
For a share outstanding throughout the period:	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)

Net Asset Value, Beginning of Period	$ 11.72	$ 10.49	$ 10.00

Investment Activities:
Net investment income	0.18	0.09	0.05
Net realized/unrealized gains	0.41	1.38	0.49

Total investment activities	0.59	1.47	0.54

Distributions:
From net investment income	(0.10)	(0.11)	(0.05)
From net realized gains	(0.13)	(0.13)	--

Total distributions	(0.23)	(0.24)	(0.05)

Net Asset Value, End of Period	$ 12.08	$ 11.72	$ 10.49

Total Return	5.11%	14.04%	5.37%(b)

Ratios/Supplemental Data:
Net assets, end of period (000's)	$ 1,921	$ 1,507	$ 708
Ratios of expenses to average net assets	1.10%	1.10%	1.06%(c)
Ratios of net investment income to average net assets	1.56%	0.91%	1.06%(c)
Ratios of expenses to average net assets (d)	4.25%	6.36%	14.99%(c)
Portfolio turnover rate	74.01%	69.22%	12.20%

__________________

(a) For the period from July 15, 2002 (commencement of operations) through December 31, 2002.
(b) Not annualized.
(c) Annualized.
(d) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

Mid Cap VIP Fund

For a share outstanding throughout the period:	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)

Net Asset Value, Beginning of Period	$ 14.22	$ 10.50	$ 10.00

Investment Activities:
Net investment loss	(0.06)	(0.05)	(0.02)
Net realized/unrealized gains	1.38	3.79	0.52

Total investment activities	1.32	3.74	0.50

Distributions:
From net realized gains	--	(0.02)	--

Total distributions	--	(0.02)	--

Net Asset Value, End of Period	$ 15.54	$ 14.22	$ 10.50

Total Return	9.28%	35.66%	5.00%(b)

Ratios/Supplemental Data:
Net assets, end of period (000's)	$ 14,517	$ 5,682	$ 762
Ratios of expenses to average net assets	1.10%	1.10%	1.10%(c)
Ratios of net investment loss to average net assets	(0.54%)	(0.72%)	(0.59%)(c)
Ratios of expenses to average net assets(d)	1.67%	3.65%	14.16%(c)
Portfolio turnover rate	37.35%	46.79%	0.00%

______________________

(a) For the period from July 15, 2002 (commencement of operations) through December 31, 2002.
(b) Not annualized.
(c) Annualized.
(d) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

Disciplined Value VIP Fund

For a share outstanding throughout the period:	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)

Net Asset Value, Beginning of Period	$ 13.34	$ 10.28	$ 10.00

Investment Activities:
Net investment income	0.14	0.14	0.07
Net realized/unrealized gains	1.58	3.24	0.28

Total investment activities	1.72	3.38	0.35

Distributions:
From net investment income	(0.11)	(0.15)	(0.07)
From net realized gains	(0.01)	(0.17)	--

Total distributions	(0.12)	(0.32)	(0.07)

Net Asset Value, End of Period	$ 14.94	$ 13.34	$ 10.28

Total Return	12.96%	33.26%	3.53%(b)

Ratios/Supplemental Data:
Net assets, end of period (000's)	$ 15,652	$ 5,407	$ 740
Ratios of expenses to average net assets	1.10%	1.10%	1.10%(c)
Ratios of net investment income to average net assets	1.12%	1.40%	1.80%(c)
Ratios of expenses to average net assets(d)	1.64%	3.83%	14.83%(c)
Portfolio turnover rate	19.86%	28.43%	36.68%

______________________

(a) For the period from July 15, 2002 (commencement of operations) through December 31, 2002.
(b) Not annualized.
(c) Annualized.
(d) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about each Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of reports and the SAI, or request other information and discuss any questions about the Funds, by contacting a broker or bank that sells an insurance contract that offers the Funds as investment options. Or contact the Funds at:

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
Telephone: 1-800-282-5706

Investors can review and copy the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-942-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Funds:

-	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.
-	Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8644.

Variable Insurance Funds

3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information ("SAI") describes three investment portfolios (each a "Fund" and collectively the "Funds") of Variable Insurance Funds (the "Trust"). The Funds are:

  AmSouth Select Equity Fund;

  AmSouth Value Fund; and

  AmSouth Capital Growth Fund

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment advisers and sub-advisers of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the AmSouth Select Equity Fund, AmSouth Value Fund or AmSouth Capital Growth Fund, each dated May 1, 2005. This SAI contains more detailed information than that set forth in a Prospectus and should be read in conjunction with the Prospectus. This SAI incorporates the Funds' financial statements and related notes and auditors reports from the Funds' annual reports for the fiscal year ended December 31, 2004, and is incorporated by reference in its entirety into each Prospectus. Copies of a Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning the toll free number set forth above.

INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

Bank Obligations

Commercial Paper

Insurance Company Funding Agreements

Variable Amount Master Demand Notes

Variable and Floating Rate Notes and Bonds

Short-Term Obligations

Short-Term Trading

Foreign Investments

Investment Companies

U.S. Government Obligations

Supranational Organizational Obligations

Options Trading

When-Issued and Delayed-Delivery Securities

Mortgage-Related and Asset-Backed Securities

Real Estate Investment Trusts

Restricted Securities

Lending of Portfolio Securities

Convertible Securities

Corporate Debt Securities

High Yield Securities

Repurchase Agreements

Reverse Repurchase Agreements and Dollar Roll Agreements

Futures Contracts

Foreign Currency Transactions

Foreign Currency Options

Foreign Currency Futures Transactions

INVESTMENT RESTRICTIONS

Portfolio Turnover

Disclosure of Portfolio Holdings

NET ASSET VALUE

Valuation of the Funds

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MANAGEMENT OF THE TRUST

Management Information

Board of Trustees

Trustee Compensation

Investment Adviser

Board Consideration of Advisory and Sub-Advisory Arrangements 9;

Investment Sub-Adviser

Proxy Voting Policies and Procedures

Portfolio Transactions

Federal Banking Law

Administrator

Expenses

Distributor

Custodian, Transfer Agent and Fund Accounting Services

Independent Registered Public Accounting Firm

Legal Counsel

Codes of Ethics

ADDITIONAL INFORMATION

Description of Shares

Vote of a Majority of the Outstanding Shares

Principal Shareholders

Shareholder and Trustee Liability

Additional Tax Information

Performance Information

Miscellaneous

FINANCIAL STATEMENTS

APPENDIX

The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about the AmSouth Value Fund ("Value Fund"), which is advised by AmSouth Asset Management Inc. ("AAMI" or the "Adviser"), the AmSouth Select Equity Fund ("Select Equity Fund"), which is advised by AAMI with OakBrook Investments, LLC ("OakBrook") serving as sub-adviser, and the AmSouth Capital Growth Fund ("Capital Growth Fund"), which is advised by AAMI. Hereinafter, OakBrook is referred to as the Sub-Adviser. The Value Fund is a diversified series, while the Select Equity Fund and Capital Growth Fund are non-diversified series.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the Funds described above. Capitalized terms not defined herein are defined in such Prospectuses. No investment in a Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Certain Funds have non-fundamental investment policies as required by Rule 35d-1 under the 1940 Act obligating such a Fund to commit, under normal market conditions, at least 80% of its assets to particular types of investments suggested by the Fund's name. Such Funds have also adopted a policy to provide shareholders with at least 60 days' prior written notice of any change in such investment policy. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes.

Additional Information on Portfolio Instruments

The following policies supplement the investment objectives and policies of the Funds as set forth in the Prospectuses.

Bank Obligations. The Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Each Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by a nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Services ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated. The Funds may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Insurance Company Funding Agreements. The Capital Growth Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund may invest an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will only purchase a Funding Agreement (i) when the Sub-Adviser has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, as amended, ("1940 Act"), of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. AAMI and Oakbrook will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable amount master demand note shall not exceed seven days.

Variable and Floating Rate Notes and Bonds. Each Fund may acquire variable and floating rate notes and bonds, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value." A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser or Sub-Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

For purposes of the Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

Short-Term Obligations. The Funds may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Such investments will be limited to those obligations which, at the time of purchase (i) possess one of the two highest short-term ratings from NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to rated instruments eligible for purchase. For temporary defensive purposes, these investments may constitute 100% of a Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Short-Term Trading. In order to generate income, the Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income in order to take advantage of what its Adviser or Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.

Foreign Investments. Each Fund may invest in foreign securities through the purchase of American Depositary Receipts ("ADRs") or the purchase of securities on domestic or foreign securities exchanges.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additionally, the Funds may invest in countries with emerging economies. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at time nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in issues located in these countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to Shareholders of a Fund investing in foreign markets. In addition, although a Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in other types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of a Fund.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which a Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each Fund will invest in the obligations of such agencies or instrumentalities only when AAMI, or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

Supranational Organizational Obligations. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Options Trading. The Funds may purchase put and call options on securities. Each Fund may also engage in writing covered call options (options on securities or currencies owned by the Fund). A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

A Fund may write only covered call options. This means that the Funds will only write a call option on a security which it already owns. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. Under normal conditions, it is not expected that the Value Fund will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

Once the decision to write a call option has been made AAMI or OakBrook in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Value Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

The Select Equity Fund and the Value Fund may purchase put options from time to time. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Funds to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Funds upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Funds owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in the opinion of AAMI or OakBrook, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Funds may sell securities on a "forward commitment" basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of its commitment. It may be expected that a Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of each Fund's total assets.

When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Each Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Capital Growth Fund may invest in Collateralized Mortgage Obligation ("CMOs"). CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). A Fund will not purchase section 4(2) securities which have not been determined to be liquid, when together with other instruments in the Fund which are not readily marketable, would be in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. AAMI or OakBrook has been delegated the day-to-day authority to determine whether a particular issue of Section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

AAMI or OakBrook may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending of Portfolio Securities. In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, it could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit a Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds will invest in convertible securities that are rated "BBB" or "Baa" or higher.

Securities rated "BB" or "Ba" or lower either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. There is no lower limit with respect to rating categories for convertible securities in which the Fund may invest. Corporate debt obligations are "investment grade" if they are rated "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, are determined to be of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser or Sub-Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser or Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or Sub-Adviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, AAMI or Oakbrook may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced. Neither event will require a sale of such security. However, AAMI and Oakbrook will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

High Yield Securities. The Value Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated securities provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments as well as investor perceptions of the issuer's credit quality. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates and assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed income securities generally rise when interest rates fall.

Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Value Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Value Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Value Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that AAMI or OakBrook deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by a Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction.

Futures Contracts. The Select Equity Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures contracts in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require the Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. The Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

Foreign Currency Transactions. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds (except the Select Equity Fund) may incur costs in connection with conversions between various currencies. The Funds will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Funds (except the Select Equity Fund) may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Foreign Currency Options. A foreign currency option provides the Value Fund with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

None of the Funds will:

  Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

  Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund or the Capital Growth Fund;

  Borrow money or issue senior securities, except that a Fund may borrow from banks or brokers, in amounts up to 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings exceed 5% of its total assets;

  Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities (in an amount not to exceed one-third of its total assets), in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;

  Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

  Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund; and

  Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restrictions are not fundamental policies and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. Except as provided in the fundamental polices described above, a Fund may not:

  Engage in any short sales (except for short sales "against the box");
  Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;
  Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets; and
  Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares and by requirements which enable the Funds to receive certain favorable tax treatments. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions.

Each Fund will be managed without regard to its portfolio turnover rate.

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed, or the recipient is subject to confidentiality arrangements as described above.

Neither the Funds nor their service providers receive any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Valuation of the Funds

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, including ADRs, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time, or to cease operations entirely.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee*
Non-Interested Trustees
James H. Woodward University of North Carolina at Charlotte 9201 University City Blvd. Charlotte, NC 28223 Date of Birth: 11/24/1939	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte - 7/89 to present	24	J.A. Jones, Inc. AmSouth Mutual Funds (23 portfolios)
Michael Van Buskirk 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 2/22/1947	Trustee	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association)- 5/91 to present	24	Coventry Group
Maurice Stark 7662 Cloister Drive Columbus, OH 43235 Date of Birth: 9/23/1935	Trustee	Indefinite; 3/04 to present	Consultant, (part-time) Battelle Memorial Institute . 1/95 to present	24	Coventry Group
Interested Trustee
Walter B. Grimm1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services - 6/92 to present	24	American Performance Funds Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

_________________

*Not reflected in prior column.

1  Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.

Executive Officers
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	President and Chairman of the Board	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/92 to present).
Charles L. Booth 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1960	Vice President and Assistant Secretary	Indefinite; 4/99 to present	Employee of BISYS Fund Services (4/91 to present).
Alaina Metz 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1967	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present).
Rodney Ruehle 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/26/1968	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present;	Employee at BISYS Fund Services (8/95 to present).
Steven D. Pierce1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 11/12/1965	Treasurer	Indefinite; 2/05 to present	Employee at BISYS Fund Services (4/99 to present).
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 12/15/1968	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present).

1 Mr. Pierce was elected as Treasurer on February 23, 2005.

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings last year.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James H. Woodward	None	None
Michael Van Buskirk	None	None
Walter B. Grimm	None	None
Maurice Stark	None	None

As of April 27, 2005, the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James H. Woodward	None	None	None	None	None
Michael Van Buskirk	None	None	None	None	None
Maurice Stark	None	None	None	None	None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

- the Funds;

- an officer of the Funds;

- an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

- the Adviser or principal underwriter of the Funds,

- an officer of the Adviser or principal underwriter of the Funds;

- a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

Trustee Compensation

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
James H. Woodward, Trustee	$6,500	-	-	$6,500
Michael Van Buskirk, Trustee	$6,500	-	-	$6,500
Walter B. Grimm, Trustee	-	-	-	-
Maurice Stark, Trustee	$5,750	-	-	$5,750

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of the Trust, the BB&T Funds, the AmSouth Funds, the Choice Funds, the Fifth Third Funds and the Free Enterprise Action Fund.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

Investment Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to each Fund by AmSouth Asset Management Inc. ("AAMI" or the "Adviser"), 1901 Sixth Avenue North, Suite 620, Birmingham, AL 35203, pursuant to an Investment Advisory Agreement dated September 16, 1997 (the "Investment Advisory Agreement"). On October 1, 2003, AmSouth Bank ("AmSouth Bank"), a wholly owned subsidiary of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region, reorganized its investment advisory business to transfer the investment advisory services provided by the AmSouth Investment Management Company, LLC ("AIMCO") to AAMI. AAMI and AIMCO are separate, wholly-owned subsidiary of AmSouth Bank. As a result of the reorganization, AAMI replaced AIMCO as the investment advisor to the Funds.

Under the Investment Advisory Agreement, AAMI has agreed to provide, either directly or through one or more sub-advisers, investment advisory services for each of the Funds as described in the Prospectuses and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, AAMI is entitled to a fee, computed daily and paid monthly at the following rates, calculated as a percentage of average daily net assets of each Fund: 0.60% for the Value Fund, 0.70% for the Capital Growth Fund and 0.80% for the Select Equity Fund. For the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004, the Value Fund incurred investment advisory fees equal to $374,048, $295,695 and $345,004, respectively, of which $35,044, $417, and $0 respectively, were waived or reimbursed by AAMI. For the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004 the Select Equity Fund incurred investment advisory fees equal to $208,525, $295,386 and 487,087, respectively, of which $48,247, $34,414 and $48,709, respectively, were waived or reimbursed by AAMI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Capital Growth Fund incurred investment advisory fees equal to $20,986, $43,189 and $89,585, respectively, of which $13,273, $24,679 and $51,191, respectively, were waived or reimbursed by AAMI.

Portfolio Managers. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis share the responsibility for managing the AmSouth Select Equity Fund; Brian Sullivan is responsible for managing the Amsouth Value Fund; and John Mark McKenzie is responsible for managing the AmSouth Capital Growth Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Neil Wright	5	$568.9 million	1	$3.5 million	30	$504.2 million
Ms. Janna Sampson	5	$568.9 million	1	$3.5 million	30	$504.2 million
Dr. Peter Jankovskis	5	$568.9 million	1	$3.5 million	30	$504.2 million
Brian Sullivan	2	$637 million	0	0	11	$281 million
John Mark McKenzie	1	$272 million	0	0	8	$175 million

As of December 31, 2004, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Neil Wright	0	0	0	0	0	0
Ms. Janna Sampson	0	0	0	0	0	0
Dr. Peter Jankovskis	0	0	0	0	0	0
Brian Sullivan	0	0	0	0	0	0
John Mark McKenzie	0	0	0	0	0	0

Conflicts of Interests:

AAMI & Oakbrook. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. AAMI and Oakbrook have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. OakBrook does not manage any accounts with respect to which the advisory fee is based on performance.

Compensation:

AAMI. Portfolio managers receive a base salary. In addition, a discretionary bonus may be paid. The discretionary bonus is based on such factors as performance relative to certain market benchmarks as well as participation and completion of certain projects and other assignments. Finally, portfolio managers may receive AmSouth Bancorporation stock options. The amount of options granted is primarily dependent upon a portfolio manager's level in the organization.

There may be other factors considered when overall compensation is determined. These include qualitative items such as a portfolio manager's experience, responsibilities, and the perception of the quality of his or her work efforts. AAMI reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

OakBrook. Portfolio managers receive a base salary determined at the discretion of the OakBrook Management Committee and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that they manage. The OakBrook Management Committee reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Dr. Wright, Ms. Sampson and Dr. Jankovskis are partners in OakBrook Investments, LLC and receive additional compensation as a direct result of the profits from their respective ownership shares of the company.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Dollar Range Fund
Dr. Neil Wright	$0 - $10,000
Ms. Janna Sampson	$0 - $10,000
Dr. Peter Jankovskis	$0 - $10,000
Brian Sullivan	None
John Mark McKenzie	None

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by AAMI. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that AAMI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AAMI or a Sub-Adviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Funds may include descriptions of AAMI including, but not limited to, (i) descriptions of AAMI's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to AAMI's operations.

Board Consideration of Advisory and Sub-Advisory Arrangements

The Board of Trustees most recently approved the Investment Advisory Agreement and the investment sub-advisory agreement at meetings held on February 23, 2005. In determining whether it was appropriate to approve the Investment Advisory Agreement and investment sub-advisory agreement, the Board of Trustees requested information, provided by AAMI and the Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Investment Advisory Agreement and the investment sub-advisory agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

  The investment advisory fees payable to AAMI and the Sub-Adviser under the Investment Advisory Agreement and the investment sub-advisory agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of AAMI's and the Sub-Adviser's relationship with the Funds, and the comparability of the proposed fees to fees paid by comparable mutual funds;
  The Investment Advisory Agreement and the investment sub-advisory agreement did not increase current investment advisory fees or overall operating expenses of each Fund to which it applies over historical fee and expense levels;
  The continuity of each Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;
  The nature, quality and extent of the investment advisory services provided by AAMI and the Sub-Adviser, in light of the high quality services provided to the Funds in the past and the other mutual funds advised by AAMI and the Sub-Adviser and the Funds' historic performance, including achievement of stated investment objectives;
  AAMI's and the Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;
  AAMI's and the Sub-Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds;
  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of AAMI and the Sub-Adviser.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Investment Advisory Agreement and the investment sub-advisory agreement.

Investment Sub-Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the Select Equity Fund by OakBrook, 701 Warrenville Road, Suite 335, Lisle, IL 60532, pursuant to a sub-advisory agreement with OakBrook dated May 1, 1999. OakBrook is 49% owned by AmSouth Bank and 51% owned by Neil Wright, Janna Sampson and Peter Jankovskis. The agreement between AAMI and a Sub-Adviser may be referred to as the "Sub-Advisory Agreement."

Prior to September 6, 2002, Rockhaven Asset Management, LLC ("Rockhaven") provided investment advisory services for the Value Fund. For the fiscal year ended December 31, 2002, $154,589 was paid by AmSouth to Rockhaven in sub-advisory fees. Prior to June 27, 2003, Five Points Capital Advisors, Inc. ("Five Points") provided investment sub-advisory services for the Capital Growth Fund. For its services and expenses incurred under the Sub-Advisory Agreement, Five Points was entitled to a fee payable by AAMI (or its predecessor). The fee was computed daily and paid monthly at an annual rate of 0.70% of the Capital Growth Fund's average daily net assets or such lower fee agreed upon in writing by AAMI and Five Points, provided that if AAMI waived a portion of its investment advisory fee, Five Points had agreed that its sub-advisory fee would not exceed 100% of AAMI's net investment advisory fee. For the fiscal years ended December 31, 2002 and December 31, 2003, $20,986 and $43,189, respectively, were paid by AAMI (or its predecessor) to Five Points in sub-advisory fees.

Under the Sub-Advisory Agreement with OakBrook, OakBrook has agreed to provide investment advisory services for the Select Equity Fund as described in the Prospectus describing that Fund. For its services and expenses incurred under the Sub-Advisory Agreement, OakBrook is entitled to a fee payable by AAMI. The fee is computed daily and paid monthly at an annual rate of 0.56% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AAMI and OakBrook; provided that if AAMI waives some or all of its investment advisory fee, OakBrook shall waive its fee so that it shall receive no more than seventy percent (70%) of the net investment advisory fee paid to AAMI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, $131,539, $157,483 and $306,187, respectively were paid by AAMI to OakBrook in sub-advisory fees.

Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to a Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. A Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser or Sub-Adviser on 60 days' written notice. A Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser, which in turn delegated proxy voting authority for the Select Equity Fund to the Sub-Adviser. Under this authority, the Adviser and Sub-Adviser are required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and the Sub-Adviser. The Proxy Voting Policies and Procedures also require the Adviser and the Sub-Adviser to report annually with respect to all proxies it has received for action. The report will show all proxies voted in a manner inconsistent with the Adviser's or the Sub-Adviser's Proxy Voting Policies and Procedures or not voted. With respect to proxies identified as involving a conflict of interest, the Adviser or the Sub-Adviser will submit a report indicating the nature of the conflict and how it was resolved.

The Adviser and Sub-Adviser have implemented written Proxy Policies and Procedures that describe how the Adviser or Sub-Adviser will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Funds, as appropriate.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser or Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

The Adviser's Proxy Voting Policies and Procedures describe how the Adviser will address any conflicts that may arise between its interests and those of its clients with respect to proxy voting. In the event of a conflict of interest, the Adviser will submit the issue to the Adviser's Investment Policy Committee for review and how the proxy should be handled. The Adviser's Proxy Voting Policies and Procedures refer to "conflict of interest" as a situation in which the Adviser has or may have a financial interest in a matter presented by a proxy which could potentially affect the Adviser's judgment and action. The Proxy Voting Policies and Procedures ensure that the Adviser will maintain records relating to the voting of proxies.

OakBrook Investments votes proxies in a manner consistent with the best interests of the Fund. OakBrook has hired Institutional Shareholder Services (ISS) and Glass Lewis & Co. (GL) to provide analysis and recommendations for proxy voting. OakBrook has also hired ISS to handle voting and record keeping for their proxy voting process. On each proposal, ISS and GL provide a recommendation as to how to vote. OakBrook's Proxy Voting Policies and Procedures describe how OakBrook will address any conflicts that may arise between its interests and the Fund's with respect to proxy voting. Whenever a conflict or a potential conflict of interest exists between OakBrook and the Fund, OakBrook will generally vote all proposals based upon the recommendation of GL. Pursuant to the OakBrook's Proxy Voting Policies and Procedures, routine proxy proposals including electing directors, determining the size of the board and changing a corporate name generally will generally be voted in support of company proposals unless GL or ISS are recommending a different vote. After reviewing the ISS and/or GL recommendations and doing further research if necessary, OakBrook will use its best judgment to determine how to vote. Business proposals that do not eliminate the rights of shareholders generally will not be treated as routine. For all non-routine matters, OakBrook Investments will use the ISS and/or GL recommendations as part of the information in a careful analysis of the proposal and on all matters shall direct ISS to vote in the best interests of the Fund who owns the shares. The Proxy Voting Policies and Procedures ensure that OakBrook will maintain records relating to the voting of proxies. The Adviser or OakBrook retain final authority and fiduciary responsibility for proxy voting. The Adviser and Sub-Advisers retain final authority and fiduciary responsibility for proxy voting.

Information on how the Funds voted proxies for the twelve month period ended June 30, 2004, is available without charge (i) from the Funds, upon request by calling 1-800-451-8382; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Portfolio Transactions

AAMI and the Sub-Adviser determine, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, a Fund, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by AAMI or the Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, AAMI or the Sub-Adviser evaluates a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to AAMI or the Sub-Adviser may receive orders for transactions on behalf of the Trust. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps AAMI or the Sub-Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, AAMI or the Sub-Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by AAMI or the Sub-Adviser and does not reduce the fees payable to AAMI or the Sub-Adviser by the Trust. Such information may be useful to AAMI or the Sub-Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to the Trust. While AAMI or the Sub-Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by AAMI or the Sub-Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which AAMI or the Sub-Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, AAMI or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, AAMI or the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of AAMI, the Sub-Adviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, AAMI, the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Value Fund paid aggregate brokerage commissions equal to $392,024, $335,270 and $79,286, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Select Equity Fund paid aggregate brokerage commissions equal to $22,605, $17,392 and $6,483 respectively. For the fiscal years ended December 31, 2002, December 31, 2003, December 31, 2004, the Capital Growth Fund paid aggregate brokerage commissions equal to $12,542, $30,836 and $14,032, respectively.

For the fiscal year ended December 31, 2004, with respect to the Selected Equity Fund, OakBrook does not utilize "soft dollars".

Federal Banking Law

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, AAMI's activities remain subject to, and may be limited by, applicable federal banking law and regulations. AAMI believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of AAMI to perform these services, the Board of Trustees would review the Trust's relationship with AAMI and consider taking all action necessary in the circumstances, which could include recommending to Shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.

Administrator

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS Fund Services ("BISYS") served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by AAMI under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodians). The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by AAMI under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) a fee calculated at the annual rate of 0.20% of each Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the Value Fund incurred administration fees equal to $124,684, $98,566 and $115,002, respectively, of which $0, $0 and $0, respectively, were waived or reimbursed by BISYS. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the Select Equity Fund incurred administrative fees equal to $52,132, $73,847 and $121,772 respectively, of which $26,065, $36,923 and $60,885, respectively, were waived or reimbursed by BISYS. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Capital Growth Fund incurred administrative fees equal to $5,996, $12,340 and $25,596, respectively, of which $5,996, $12,340 and $25,596, respectively, were waived or reimbursed by BISYS.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

AAMI, the Sub-Adviser and the Administrator each bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As distributor, BISYS acts as agent for the Funds in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Funds. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

AmSouth Bank serves as custodian to the Trust with respect to each Fund pursuant to a Custody Agreement dated as of September 16, 1997. As custodian, its responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Funds pursuant to an agreement dated as of March 1, 1999. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with custodians, affirmation to custodians of portfolio trades and cash settlements, verification and reconciliation with custodians of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

BISYS Ohio receives an annual fee of $14 per Variable Contract Owner account, subject to certain per-Fund base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of each Fund's average daily net assets or $30,000.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

Legal Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

Codes of Ethics

The Trust, AAMI, the Sub-Adviser and BISYS each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, AAMI, the Sub-Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust that was organized on July 20, 1994. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

Vote of a Majority of the Outstanding Shares

As used in the Funds' Prospectuses and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Principal Shareholders

As of April 25, 2005, Hartford Life Insurance Company owned 100% of the outstanding Shares of the Value Fund, 100% of the outstanding Shares of the Select Equity Fund, and 97.34% of the outstanding Shares of the Capital Growth Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of any of those Funds. AmSouth Investment Services owned 2.66% of the outstanding shares of the Capital Growth Fund.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

The following discussion summarizes certain U.S. federal tax considerations concerning an investment in a Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Fund.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains.

To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S.

Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Funds believe they are not subject to the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (such as the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are actually received.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department has issued and has announced that it will issue further regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that any future rules or regulations are adopted, there can be no assurance that a given Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. While a Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of a Fund.

If the Fund invests in shares of a passive foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. A Fund may, however, be able to elect alternative tax treatment for such investments that would avoid this unfavorable result.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.

Distributions

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a Shareholder (such as a Separate Account). Net capital gains (the excess of any net long-term capital gains over net short term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Shareholder regardless of the length of time the Shareholder may have held the Shares.

Hedging Transactions

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each Shareholder's situation. Shareholders (such as Separate Accounts) are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Yields of the Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of each of the Funds.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc., the Russell 2000 Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

Each Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

FINANCIAL STATEMENTS

Financial statements for the Trust with respect to the Select Equity Fund, Value Fund and Capital Growth Fund as of December 31, 2004, including notes thereto and the reports of Ernst & Young LLP thereon dated February 7, 2005 are incorporated by reference from the Trust's 2004 Annual Reports. For all periods prior to January 1, 2001 the financial information was audited by other independent auditors. A copy of the Reports delivered with this SAI should be retained for future reference.

APPENDIX

DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's commercial paper ratings:

Excerpts from Moody's commercial paper ratings are listed as follows: Prime - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Variable Insurance Funds

3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information ("SAI") describes four investment portfolios (each a "Fund" and collectively the "Funds") of Variable Insurance Funds (the "Trust"). The Funds are:

  AmSouth Large Cap Fund;
  AmSouth Mid Cap Fund;
  AmSouth Enhanced Market Fund; and
  AmSouth International Equity Fund.

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser and sub-adviser (if applicable) of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Funds, dated May 1, 2005. This SAI contains more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. This SAI incorporates the Funds' financial statements and related notes and auditors reports from the Funds' annual reports for the fiscal year ended December 31, 2004, and is incorporated by reference in its entirety into the Prospectus. Copies of a Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning the toll free number set forth above.

INVESTMENT OBJECTIVES AND POLICIES

Bank Obligations

Commercial Paper

Variable and Floating Rate Demand Notes

Short-Term Obligations

Corporate Debt Securities

Foreign Investments

Securities of Foreign Governments and Supranational Organizations

Funding Agreements

U.S. Government Obligations

Options

Forward Commitments, When-Issued and Delayed-Delivery Securities

Mortgage-Related and Asset-Backed Securities

Illiquid and Restricted Securities

Investment Companies

Lending of Portfolio Securities

Convertible Securities

Warrants

Repurchase Agreements

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Futures Contracts and Options Thereon

INVESTMENT RESTRICTIONS

Portfolio Turnover

Disclosure of Portfolio Holdings

NET ASSET VALUE

Valuation of the Funds

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MANAGEMENT OF THE TRUST

Management Information

Board of Trustees

Trustee Compensation

Investment Adviser

Investment Subadviser

PROXY VOTING POLICIES AND PROCEDURES

Portfolio Transactions

Federal Banking Law

Administrator

Expenses

Distributor

Custodian, Transfer Agent and Fund Accounting Services

Independent Registered Public Accounting Firm

Legal Counsel

Codes of Ethics

ADDITIONAL INFORMATION

Description of Shares

Vote of a Majority of the Outstanding Shares

Principal Shareholders

Shareholder and Trustee Liability

Additional Tax Information

Performance Information

Miscellaneous

FINANCIAL STATEMENTS

APPENDIX

The Trust is an open-end management investment company which currently offers multiple separate portfolios. This SAI contains information about the AmSouth Large Cap Fund ("Large Cap Fund"), which is advised by AmSouth Asset Management, Inc. ("AAMI" or the "Adviser"), the AmSouth Mid Cap Fund ("Mid Cap Fund") and the AmSouth Enhanced Market Fund ("Enhanced Market Fund"), each of which is advised by AAMI with OakBrook Investments, LLC ("OakBrook") serving as sub-adviser, and the AmSouth International Equity Fund ("International Equity Fund"), which is advised by AAMI with Dimensional Fund Advisors Inc. ("Dimensional") serving as sub-adviser. Hereinafter, OakBrook and Dimensional are collectively referred to as the Subadviser. The Large Cap Fund, Mid Cap Fund, Enhanced Market Fund, and International Equity Fund are diversified series.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in a Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Certain Funds have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets to particular types of investments suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes.

The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectuses.

Bank Obligations. The Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Although the Funds may invest in obligations of foreign banks or foreign branches of U.S. banks only when the investment adviser deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by two nationally recognized statistical rating organizations ("NRSROs") (e.g., A-2 or better by Standard & Poor's Ratings Service ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Services ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated.

Commercial paper may include variable and floating rate instruments. Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the investment adviser has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Variable and Floating Rate Demand Notes. The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven day or other designated maturity.

Short-Term Obligations. The Funds may invest in high quality short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, a Fund may invest without limitation in short-term obligations. For temporary defensive purposes, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, AAMI, OakBrook and Dimensional may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of risk of Medium Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security. However, OakBrook and Dimensional will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Foreign Investments. Each Fund may invest in foreign securities through the purchase of American Depositary Receipts ("ADRs") or the purchase of securities on domestic or foreign securities exchanges.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additionally, the Funds may invest in countries with emerging economies. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at time nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in issues located in these countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to Shareholders of a Fund investing in foreign markets. In addition, although a Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Securities of Foreign Governments and Supranational Organizations. The Funds may invest in U.S. dollar - denominated debt securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter- American Development Bank, the Asian Development Bank, and the African Development Bank. The Funds may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, as discussed above in "Foreign Investments."

Funding Agreements. The Funds may purchase funding agreements, under which a Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. These agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which a Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each Fund will invest in obligations of such agencies or instrumentalities only when AAMI or the Subadviser believe that the credit risk with respect thereto is minimal.

The Funds may also invest in "zero coupon" U.S. Government securities. These securities tend to be more volatile than other types of U.S. Government securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

Options Trading. The Funds may purchase put and call options on securities. Each Fund may also engage in writing covered call options (options on securities or currencies owned by the Fund). A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a Fund will forego the potential benefit represented by market appreciation over the exercise price.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

A Fund may write only covered call options. This means that the Funds will only write a call option on a security which it already owns or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

Once the decision to write a call option has been made, AAMI or the Subadviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Where a Fund may purchase put options, that Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Forward Commitments, When-Issued and Delayed-Delivery Securities. A Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, a Fund may purchase and sell securities on a "forward commitment" basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will segregate cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated account remains equal to the amount of its commitment. It may be expected that a Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of each Fund's total assets.

When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Each Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent that a Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Funds may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Illiquid and Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by section 4(2) of the Securities Act of 1933 ("1933 Act"). A Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such section 4(2) securities, thus providing liquidity. AAMI and the Subadviser have been delegated the day-to-day authority to determine whether a particular issue of section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

AAMI or a Sub-Adviser may deem section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in others types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of a Fund.

Lending of Portfolio Securities. In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, it could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit a Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds will invest in convertible securities that are rated "BBB" by S&P and "Baa" by Moody's, or higher, at the time of investment, or if unrated, are of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of AAMI or the Subadviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for the Funds, AAMI or the Subadviser evaluate the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, AAMI or the Subadviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that AAMI or the Subadviser deem creditworthy subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction.

Futures Contracts and Options Thereon. The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures contracts in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. The Funds may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of the Funds' futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

None of the Funds will:

1.Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

2.Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

3.Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

4.Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

5.Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and

6.Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restriction is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. Except as provided in the fundamental policies described above, a Fund may not:

1.Purchase or otherwise acquire any securities if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Each Fund will be managed without regard to its portfolio turnover rate.

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed, or the recipient is subject to confidentiality arrangements as described above.

Neither the Funds nor their service providers receive any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Valuation of the Funds

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time, or to cease operations entirely.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee*
Non-Interested Trustees
James H. Woodward University of North Carolina at Charlotte 9201 University City Blvd. Charlotte, NC 28223 Date of Birth: 11/24/1939	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte-7/89 to present	24	J.A. Jones, Inc. AmSouth Mutual Funds (23 portfolios)
Michael Van Buskirk 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 2/22/1947	Trustee	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association)- 5/91 to present	24	Coventry Group
Maurice Stark 7662 Cloister Drive Columbus, OH 43235 Date of Birth: 9/23/1935	Trustee	Indefinite; 3/04 to present	Consultant, (part-time) Battelle Memorial Institute - 1/95 to present	24	Coventry Group
Interested Trustee
Walter B. Grimm[1] 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services-6/92 to present	24	American Performance Funds Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

*Not reflected in prior column.

1  Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.

Executive Officers
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	President and Chairman of the Board	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/92 to present).
Charles L. Booth 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1960	Vice President and Assistant Secretary	Indefinite; 4/99 to present	Employee of BISYS Fund Services (4/91 to present).
Alaina Metz 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1967	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present).
Steven D. Pierce[1] 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 11/12/1965	Treasurer	Indefinite; 2/05 to present	Employee at BISYS Fund Services (4/99 to present).
Rodney Ruehle 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/26/1968	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present;	Employee at BISYS Fund Services (8/95 to present).
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 12/15/1968	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present).

1Mr. Pierce was elected as Treasurer on February 23, 2005.

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings last year.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James H. Woodward	None	None
Michael Van Buskirk	None	None
Walter B. Grimm	None	None
Maurice Stark	None	None

As of April 27, 2005 the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James H. Woodward	None	None	None	None	None
Michael Van Buskirk	None	None	None	None	None
Maurice Stark	None	None	None	None	None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

  the Funds;

  an officer of the Funds;

  an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

  an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

  the Adviser or principal underwriter of the Funds,

  an officer of the Adviser or principal underwriter of the Funds;

  a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

  an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

Trustee Compensation

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
James H. Woodward, Trustee	$6,500	-	-	$6,500
Michael Van Buskirk, Trustee	$6,500	-	-	$6,500
Walter B. Grimm, Trustee	-	-	-	-
Maurice Stark, Trustee	$5,750	-	-	$5,750

*The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

**The Fund Complex consisted of the Trust, the BB&T Funds, AmSouth Funds, the Choice Funds, the Fifth Third Funds and the Free Enterprise Action Fund.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

Investment Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to each Fund by AmSouth Asset Management, Inc. ("AAMI" or the "Adviser"), 1901 Sixth Avenue North, Suite 620, Birmingham, AL 35203, pursuant to an Investment Advisory Agreement dated September 16, 1997 (the "Investment Advisory Agreement"). On October 1, 2003, AmSouth Bank ("AmSouth Bank"), a wholly owned subsidiary of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region, reorganized its investment advisory business to transfer the investment advisory services provided by the AmSouth Investment Management Company, LLC ("AIMCO") to AAMI. AAMI and AIMCO are separate, wholly-owned subsidiary of AmSouth Bank. As a result of the reorganization, AAMI replaced AIMCO as the investment advisor to the Funds.

Under the Investment Advisory Agreement, AAMI has agreed to provide, either directly or through one or more Subadviser, investment advisory services for each of the Funds as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds is obligated to pay AAMI a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of such Fund: 0.70% for the AmSouth Large Cap Fund and 0.90% for the AmSouth Mid Cap Fund, 0.45% for the AmSouth Enhanced Market Fund, and 1.00% for the AmSouth International Equity Fund. For the fiscal years December 31, 2002, December 31, 2003 and December 31, 2004, the Large Cap Fund incurred investment advisory fees equal to $43,562, $48,860 and $60,688, respectively, of which $24,788, $20,940 and $26,009, respectively, were waived or reimbursed by AAMI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the Mid Cap Fund incurred investment advisory fees equal to $35,786, $39,226 and $51,989, respectively, of which $28,037, $32,312 and $35,783, respectively, were waived or reimbursed by AAMI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Enhanced Market Fund incurred investment advisory fees equal to $23,166, $24,707 and $32,383, respectively, of which $15,444, $16,472 and $21,589 respectively, were waived or reimbursed by AAMI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the International Equity Fund incurred investment advisory fees equal to $72,849, $77,074 and $110,463, respectively, of which $51,346, $34,656 and $48,604, respectively, were waived or reimbursed by AAMI.

Portfolio Managers. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis share the responsibility for managing the Mid Cap Fund and Enhanced Market Fund; and Ronald E. Linquist is responsible for managing the Large Cap Fund. With respect to the International Equity Fund, in accordance with the team approach used to manage the Fund, Dimensional's portfolio managers and portfolio traders implement the policies and procedures established by Dimensional's Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Fund including buy and sell programs based on parameters established by the Investment Committee. Karen Umland is the portfolio manager who coordinates the efforts of all other portfolio managers and trading personnel with respect to the Fund. For this reason, Dimensional has identified Ms.Umland as the coordinating individual primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Neil Wright	4	$623.4 million	1	$3.5 million	30	$504.2 million
Ms. Janna Sampson	4	$623.4 million	1	$3.5 million	30	$504.2 million
Dr. Peter Jankovskis	4	$623.4 million	1	$3.5 million	30	$504.2 million
Ronald E. Linquist	1	$366 million	0	0	7	$230 million
Karen E. Umland	20	$16.5 billion	5	$349 million	3	$1,494 billion

As of December 31, 2004, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Neil Wright	0	0	0	0	0	0
Ms. Janna Sampson	0	0	0	0	0	0
Dr. Peter Jankovskis	0	0	0	0	0	0
Ronald E. Linquist	0	0	0	0	0	0
Karen E. Umland	0	0	0	0	0	0

Conflicts Of Interests:

AAMI & Oakbrook. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. AAMI and Oakbrook have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. OakBrook does not manage any accounts with respect to which the advisory fee is based on performance.

Dimensional. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Fund and also simultaneously other accounts. Other accounts include registered mutual funds and other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("other accounts"). Other accounts may have similar investment objectives to the Fund, or purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:

Time Management. The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same security may vary and the length of time that any fund or other account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple accounts.

Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Performance-Based Fees. For some accounts, Dimensional may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to other accounts where Dimensional is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Dimensional might share in investment gains.

Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the account of that client over other accounts that the portfolio manager manages.

Investment in a Fund. Portfolio managers or their relatives may invest in a fund that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

AAMI. Portfolio managers receive a base salary. In addition, a discretionary bonus may be paid. The discretionary bonus is based on such factors as performance relative to certain market benchmarks as well as participation and completion of certain projects and other assignments. Finally, portfolio managers may receive AmSouth Bancorporation stock options. The amount of options granted is primarily dependent upon a portfolio manager's level in the organization.

There may be other factors considered when overall compensation is determined. These include qualitative items such as a portfolio manager's experience, responsibilities, and the perception of the quality of his or her work efforts. AAMI reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

Oakbrook. Portfolio managers receive a base salary determined at the discretion of the OakBrook Management Committee and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that they manage. The OakBrook Management Committee reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Dr. Wright, Ms. Sampson and Dr. Jankovskis are partners in OakBrook Investments, LLC and receive additional compensation as a direct result of the profits from their respective ownership shares of the company.

Dimensional. Portfolio managers receive a base salary, an incentive bonus and may receive a commission based on services provided to certain clients of Dimensional. Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that they manage. The Compensation Committee of Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

  Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

  Semi-Annual Bonus. Each portfolio manager receives points in a bonus pool that is shared with other employees of Dimensional. The number of bonus points awarded to each portfolio manager is based upon the factors described above. The bonus is paid two times per year.

  Commissions for Client Services. Certain portfolio managers may receive a commission based on services the portfolio manager provides clients of Dimensional.

Portfolio manager's of Dimensional may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the board of directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees of Dimensional.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Dollar Range Fund
Dr. Neil Wright	$0 - $10,000
Ms. Janna Sampson	$0 - $10,000
Dr. Peter Jankovskis	$0 - $10,000
Ronald E. Linquist	None
Karen E. Umland	None

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by AAMI. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that AAMI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AAMI or any Sub-Adviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Large Cap Fund

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment advisory services are provided to AmSouth Large Cap Fund by AAMI pursuant to a Investment Advisory Agreement with AAMI dated October 1, 2003.

Prior to June 27, 2003, Five Points Capital Advisors, Inc. ("Five Points") provided investment sub-advisory services for the Large Cap Fund. For its services and expenses incurred under the sub-advisory agreement, Five Points was entitled to a fee payable by the Adviser. The fee was computed daily and paid monthly at an annual rate of 0.70% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Adviser and Five Points, provided that if the Adviser waived a portion of its investment advisory fee, Five Points had agreed that its sub-advisory fee shall not exceed 100% of the Adviser's net investment advisory fee. For the fiscal years ended December 31, 2002 and December 31, 2003 of which $18,785 and $27,860, respectively, were paid by the Adviser (or its predecessor) to Five Points in sub-advisory fees.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Funds may include descriptions of the Adviser including, but not limited to, (i) descriptions of Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser's operations.

Investment Subadvisers

Mid Cap Fund

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the AmSouth Mid Cap Fund by OakBrook, 701 Warrenville Road, Suite 335, Lisle, Illinois 60532, pursuant to a sub-advisory agreement with AAMI dated September 16, 2002. For the services provided and expenses assumed under the sub-advisory agreements, OakBrook is entitled to a fee payable by AAMI. The fee is computed daily and paid monthly at an annual rate of 0.30% on the first $50 million of average daily net assets of the Mid Cap Fund and 0.20% on assets in excess of $50 million; provided that if the Adviser waives some or all of its investment advisory fee, OakBrook shall waive its fee so that it shall receive no more than fifty percent (50%) of the net investment advisory fee paid to AAMI.

Prior to June 20, 2002, Bennett Lawrence Management LLC provided investment advisory services for the Mid Cap Fund. For its services and expenses incurred under the sub-advisory agreement, Bennett Lawrence was entitled to a fee payable by the Adviser. The fee was computed daily and paid monthly at an annual rate of 0.54% of the Fund's average daily net assets or such lower fee as was agreed upon in writing by the Adviser and Bennett Lawrence, provided that if the Adviser waived a portion of its investment advisory fee, Bennett Lawrence had agreed that its sub-advisory fee shall not exceed 0.60% of the Adviser's net investment advisory fee. For the fiscal year ended December 31, 2002, $3,554 was paid by AAMI (or its predecessor) to Bennett Lawrence in sub-advisory fees. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, $2,456, $6,222 and $10,626, respectively was paid by AAMI (or its predecessor) to OakBrook in sub-advisory fees.

Enhanced Market Fund

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the AmSouth Enhanced Market Fund by OakBrook, 701 Warrenville Road, Suite 335, Lisle, Illinois 60532, pursuant to a sub-advisory agreement with AAMI dated September 16, 2002.

Under the sub-advisory agreement with OakBrook, OakBrook has agreed to provide investment advisory services for the Fund as described in the Prospectus describing the Fund. For its services and expenses incurred under the sub-advisory agreement, OakBrook is entitled to a fee payable by AAMI. The fee is computed daily and paid monthly at an annual rate of 0.32% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AAMI and OakBrook, provided that if AAMI waives a portion of its investment advisory fee, OakBrook shall waive its fee so that is shall receive no more than 70% of AAMI's net investment advisory fee. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, $5,410, $4,981 and $7,555, respectively, were paid by AAMI (or its predecessor) to OakBrook in sub-advisory fees.

International Equity Fund

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the AmSouth International Equity Fund by Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401 pursuant to a sub-advisory agreement with AAMI dated October 1, 2003. For the services provided and expenses assumed under the sub-advisory agreements, Dimensional is entitled to receive a fee calculated at an annual rate of forty one-hundredths of one percent (.40%) on the first $40 million of average daily net assets of the International Equity Fund and twenty one-hundredths of one percent (0.20%) on assets in excess of $40 million, which will be calculated daily and paid monthly.

Prior to June 28, 2002, Lazard Asset Management provided investment advisory services for the International Equity Fund. For its services and expenses incurred under the subadvisory agreement, Lazard Asset Management was entitled to a fee payable by the Adviser. The fee was computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended December 31, 2002, $18,275 was paid by AAMI (or its predecessor) to Lazard Asset Management in subadvisory fees. For the fiscal year ended December 31, 2002, December 31, 2003 and December 31, 2004, $9,638, $23,278 and $45,067, respectively was paid by AAMI (or its predecessor) to Dimensional in sub-advisory fees.

Unless sooner terminated, a subadvisory agreement shall continue with respect to a Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to the agreement by vote cast in person at a meeting called for such purpose. A sub-advisory agreement may be terminated with respect to a Fund at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by AAMI or the applicable sub-adviser on 60 days' written notice. A sub-advisory agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.

Each subadvisory agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by AAMI, the Trust or the Fund in connection with the performance of its duties, except that the sub-adviser shall be liable to AAMI for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadviser in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Variable Contract Owners may include descriptions of a subadviser including, but not limited to, (i) descriptions of the subadviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to a subadviser's operations.

Board Consideration of Advisory and Sub-Advisory Arrangements

The Board of Trustees most recently approved the Investment Advisory Agreement and the investment sub-advisory agreements at meetings held on February 23, 2005. In determining whether it was appropriate to approve the Investment Advisory Agreement and investment sub-advisory agreements, the Board of Trustees requested information, provided by AAMI and the Subadvisers, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Investment Advisory Agreement and the investment sub-advisory agreements are consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

  The investment advisory fees payable to AAMI and the Subadviser under the Investment Advisory Agreement and the investment sub-advisory agreements are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of AAMI's and the Subadvisers' relationship with the Funds, and the comparability of the proposed fees to fees paid by comparable mutual funds;

  The Investment Advisory Agreement and the investment sub-advisory agreements did not increase current investment advisory fees or overall operating expenses of each Fund to which it applies over historical fee and expense levels;

  The continuity of each Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;

  The nature, quality and extent of the investment advisory services provided by AAMI and the Subadvisers, in light of the high quality services provided to the Funds in the past and the other mutual funds advised by AAMI and the Subadviser and the Funds' historic performance, including achievement of stated investment objectives;

  AAMI's and the Subadvisers' representations regarding staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

  AAMI's and the Subadvisers' entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds;

  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of AAMI and the Subadvisers.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Investment Advisory Agreement and the investment subadvisory agreements.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser, which in turn delegated proxy voting authority for the Mid Cap Fund and Enhanced Market Fund to the OakBrook, and the International Equity Fund to Dimensional. Under this authority, the Adviser and Subadvisers are required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and the Subadvisers. The Proxy Voting Policies and Procedures also require the Adviser and the Subadvisers to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser or the Subadvisers will submit a report indicating the nature of the conflict and how it was resolved.

The Adviser and the Subadvisers have implemented written Proxy Policies and Procedures that describe how the Adviser or the Subadvisers will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Funds, as appropriate.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser or the Subadvisers seek such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

The Adviser's Proxy Voting Policies and Procedures describe how the Adviser will address any conflicts that may arise between its interests and those of its clients with respect to proxy voting. In the event of a conflict of interest, the Adviser will submit the issue to the Adviser's Investment Policy Committee for review and how the proxy should be handled. The Adviser's Proxy Voting Policies and Procedures refer to "conflict of interest" as a situation in which the Adviser has or may have a financial interest in a matter presented by a proxy which could potentially affect the Adviser's judgment and action. The Proxy Voting Policies and Procedures ensure that the Adviser will maintain records relating to the voting of proxies.

OakBrook Proxy Voting Procedures and Policies

OakBrook Investments votes proxies in a manner consistent with the best interests of the Fund. OakBrook has hired Institutional Shareholder Services (ISS) and Glass Lewis & Co. (GL) to provide analysis and recommendations for proxy voting. OakBrook has also hired ISS to handle voting and record keeping for their proxy voting process. On each proposal, ISS and GL provide a recommendation as to how to vote. OakBrook's Proxy Voting Policies and Procedures describe how OakBrook will address any conflicts that may arise between its interests and the Fund's with respect to proxy voting. Whenever a conflict or a potential conflict of interest exists between OakBrook and the Fund, OakBrook will generally vote all proposals based upon the recommendation of GL. Pursuant to the OakBrook's Proxy Voting Policies and Procedures, routine proxy proposals including electing directors, determining the size of the board and changing a corporate name generally will generally be voted in support of company proposals unless GL or ISS are recommending a different vote. After reviewing the ISS and/or GL recommendations and doing further research if necessary, OakBrook will use its best judgment to determine how to vote. Business proposals that do not eliminate the rights of shareholders generally will not be treated as routine. For all non-routine matters, OakBrook Investments will use the ISS and/or GL recommendations as part of the information in a careful analysis of the proposal and on all matters shall direct ISS to vote in the best interests of the Fund who owns the shares. The Proxy Voting Policies and Procedures ensure that OakBrook will maintain records relating to the voting of proxies. The Adviser or OakBrook retain final authority and fiduciary responsibility for proxy voting.

Dimensional Proxy Voting Policies and Procedures

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional's proxy voting process which is performed in accordance with Dimensional's Proxy Voting Policies and Procedures ("Dimensional Voting Policies") and Proxy Guidelines ("Dimensional Voting Guidelines"). The Investment Committee may designate one or more of its members to oversee specific, on-going compliance with respect to the Dimensional Voting Policies and may designate other personnel of Dimensional to vote proxies, including all authorized traders of Dimensional.

Dimensional votes proxies in a manner consistent with the best interests of the Fund. Generally, Dimensional analyzes proxy statements on behalf of the International Equity Fund in accordance with the Dimensional Voting Policies and the Dimensional Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the predetermined Dimensional Voting Guidelines. Since nearly all proxies are voted in accordance with the Dimensional Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, Dimensional the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Fund, and the interests of Dimensional or its affiliates. If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Dimensional Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to an Independent Trustee of the applicable Fund's Board of Trustees and vote the proxy in accordance with the direction of such Independent Trustees.

The Dimensional Voting Guidelines summarize Dimensional's positions on various issues and give a general indication as to how Dimensional will vote proxies on each issue. Dimensional will usually vote proxies in accordance with the Dimensional Voting Guidelines. However, Dimensional reserves the right to vote certain issues counter to the Dimensional Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), Dimensional believes that the Fund's best interests would be served by such vote. To the extent that the Dimensional Voting Guidelines do not address a potential voting issue, Dimensional will vote on such issue in a manner that is consistent with the spirit of the Dimensional Voting Guidelines and that Dimensional believes would be in the best interest of the Fund.

Under certain circumstances, Dimensional may not be able to vote proxies or Dimensional may find that the expected economic costs from voting outweigh the benefits associated with voting. Generally, Dimensional does not vote proxies on foreign securities due to local restrictions, customs or anticipated expenses.

Information on how the Funds voted proxies for the twelve month period ended June 30, 2004, is available without charge (i) from the Funds, upon request by calling 1-800-451-8382; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Portfolio Transactions

AAMI and the Subadviser determine, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, a Fund, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Unless otherwise directed by the Board of Trustees, allocation of transactions, including their frequency, to various brokers and dealers is determined by AAMI or the Subadviser in their best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, AAMI or the Subadviser evaluate a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to AAMI or the Subadviser or may receive orders for transactions on behalf of a Fund. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps AAMI, or the Subadviser informed concerning overall economic, market, political and legal trends. Under some circumstances, AAMI or the Subadviser' evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by AAMI or the Subadviser and does not reduce the fees payable to AAMI by a Fund or to a Sub-Adviser by AAMI. Such information may be useful to AAMI or the Subadviser in serving both a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to a Fund. While AAMI or the Subadviser generally seek competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those for any other portfolio, investment company or account managed by AAMI or the Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which AAMI or the Subadviser believe to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, AAMI or the Subadviser may aggregate the securities to be sold by or purchased for a Fund with those to be sold or purchased for other portfolios, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, AAMI or the Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of AAMI, the Subadviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, AAMI, the Subadviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Large Cap Fund paid aggregate brokerage commissions equal to $6,336, $4,458 and $3,661, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Mid Cap Fund paid brokerage commissions equal to $12,000, $6,230 and $8,254, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Enhanced Market Fund paid brokerage commissions equal to $4,933, $4,621 and $11,579, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the International Equity Fund paid brokerage commissions equal to $21,462, $3,337 and $660, respectively.

For the fiscal year ended December 31, 2004, the Adviser may have directed brokerage transactions to brokers because of research services provided ("research commission transactions"). With respect to the Enhanced Market and Mid Cap Fund, OakBrook does not utilize "soft dollars". With respect to the International Equity Fund, during the first year ended December 31, 2004, there were no research commission transactions.

Federal Banking Law

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, AAMI's activities remain subject to, and may be limited by, applicable federal banking law and regulations. AAMI believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreements without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of AAMI to perform these services, the Board of Trustees would review the Trust's relationship with AAMI and consider taking all action necessary in the circumstances, which could include recommending to Shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

Administrator

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS Fund Services ("BISYS") served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by AAMI under the Investment Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodian. The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by AAMI under the Investment Advisory Agreement, by the Subadviser, by the other investment advisers of the Trust's portfolios, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) a fee calculated at the annual rate of 0.20% of each Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Large Cap Fund incurred administration fees equal to $12,447, $13,960 and $17,339, respectively, of which $12,447, $13,960 and $17,339, respectively, were waived or reimbursed by BISYS. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Mid Cap Fund incurred administration fees equal to $7,953, $8,717 and $11,553, respectively, of which $7,953, $8,717 and $11,553, respectively, were waived or reimbursed by BISYS. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Enhanced Market Fund incurred administration fees equal to $10,296, $10,981 and $14,393, respectively, of which $10,296, $10,981 and $14,393, respectively, were waived or reimbursed by BISYS. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the International Equity Fund incurred administration fees equal to $14,570, $15,415 and $22,093, respectively, of which $7,285, $7,707 and $11,046, respectively, were waived or reimbursed by BISYS.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

AAMI, each Sub-Adviser, and the Administrator each bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodians and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As distributor, BISYS acts as agent for the Funds in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Funds. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

AmSouth Bank serves as custodian to the Funds (except the International Equity Fund) pursuant to a Custody Agreement dated as of September 16, 1997, as supplemented. Bank of New York serves as custodian to the International Equity Fund pursuant to a Custody Agreement dated as of November 19, 2002. As custodian, their responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Funds pursuant to an agreement dated as of March 1, 1999. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the custodian, affirmation to the custodian of portfolio trades and cash settlements, verification and reconciliation with the custodian of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

BISYS Ohio receives an annual fee of $14 per Variable Contract Owner account, subject to certain base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of each Fund's average daily net assets or $30,000.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

Legal Counsel

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

Codes of Ethics

The Trust, AAMI, each Sub-Adviser, and BISYS each have adopted a code of ethics, under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, AAMI, OakBrook, Dimensional, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust that was organized on July 20, 1994. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interests of each Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

Vote of a Majority of the Outstanding Shares

As used in the Fund's Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Principal Shareholders

As of April 25, 2005, Hartford Life Insurance Company, owned 100% of the outstanding Shares of the Large Cap Fund, 100% of the outstanding Shares of the Mid Cap Fund, of the outstanding Shares of the Enhanced Market Fund, and 100% of the outstanding Shares of the International Equity Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of any of those Funds.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

The following discussion summarizes certain U.S. federal tax considerations concerning an investment in a Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Fund.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains.

To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Funds believe they are not subject to the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (such as the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are actually received.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department has issued and has announced that it will issue further regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that any future rules or regulations are adopted, there can be no assurance that a Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

If a Fund invests in shares of a passive foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. A Fund may, however, be able to elect alternative tax treatment for such investments that would avoid this unfavorable result.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.

Distributions

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a Shareholder (such as a Separate Account). Net capital gains (the excess of any net long-term capital gains over net short term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Shareholder regardless of the length of time the Shareholder may have held the Shares.

Hedging Transactions

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each Shareholder's situation. Shareholders (such as Separate Accounts) are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Yields of the Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to a Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of each Fund.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc., the Russell 2000 Index, the Russell Midcap Growth Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

Each Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in a Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

Financial statements for the Trust with respect to the Large Cap Fund, Mid Cap Fund, Enhanced Market Fund, and International Equity Fund as of December 31, 2004, including notes thereto and the report of Ernst & Young LLP thereon dated February 7, 2005 are incorporated by reference from the Trust's 2004 Annual Reports. For all periods prior to January 1, 2001, the financial information was audited by other independent auditors. A copy of the Reports delivered with this SAI should be retained for future reference.

APPENDIX

DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's commercial paper ratings:

Excerpts from Moody's commercial paper ratings are listed as follows: Prime - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Variable Insurance Funds

3435 Stelzer Road

Columbus, Ohio 43219-3035

1-866-868-8825

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information ("SAI") describes two investment portfolios (each a "Fund" and collectively the "Funds") of Variable Insurance Funds (the "Trust"). The Funds are:

Choice VIT Market Neutral Fund; and
Choice VIT Long-Short Fund

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Shares of the Long-Short Fund are not currently offered as of the date of this SAI.

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by the Prospectus of the Funds, dated May 1, 2005 as supplemented from time to time. This SAI contains more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning the toll free number set forth above.

INVESTMENT OBJECTIVES AND POLICIES

Bank Obligations

Commercial Paper

Short-Term Obligations

Corporate Debt Securities

Zeros/Strips

Initial Public Offerings

Real Estate Investment Trusts

Foreign Investments

Securities of Foreign Governments and Supranational Organizations

Funding Agreements

Standard & Poor's Depository Receipts

U.S. Government Obligations

Options

Short Sales

When-Issued and Delayed Delivery Securities

Mortgage-Related and Asset-Backed Securities

Illiquid and Restricted Securities

Investment Companies

Lending of Portfolio Securities

Convertible Securities

Warrants

Repurchase Agreements

Reverse Repurchase Agreements and Dollar Roll Agreements

Standby Commitment Agreements

Futures Contracts and Options Thereon

Forward Foreign Currency Exchange Contracts

INVESTMENT RESTRICTIONS

Disclosure of Portfolio Holdings

Portfolio Turnover

NET ASSET VALUE

Valuation of the Funds

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MANAGEMENT OF THE TRUST

Management Information

Board of Trustees

Trustee Compensation

Investment Adviser

Proxy Voting Policies and Procedures

Distribution and Service Plan

Portfolio Transactions

Administrator

Expenses

Distributor

Custodian, Transfer Agent and Fund Accounting Services

Independent Registered Public Accounting Firm

Legal Counsel

Codes of Ethics

ADDITIONAL INFORMATION

Description of Shares

Vote of a Majority of the Outstanding Shares

Principal Shareholders

Shareholder and Trustee Liability

Additional Tax Information

Key Performance Information

Miscellaneous

FINANCIAL STATEMENTS

APPENDIX

The Trust is an open-end management investment company which currently offers multiple separate portfolios. This SAI contains information about the Choice Market Neutral Fund ("Market Neutral Fund") and the Choice Long-Short Fund ("Long-Short Fund"). The Market Neutral Fund and the Long-Short Fund are both non-diversified Funds. The Funds are advised by Choice Investment Management, LLC ("Choice" or "Adviser").

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in a Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

Bank Obligations. The Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The Funds may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Although the Funds may invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by two nationally recognized statistical rating organizations ("NRSROs") (e.g., A-2 or better by Standard & Poor's Ratings Service ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Service ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the investment adviser has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Short-Term Obligations. The Funds may invest in high quality short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, a Fund may invest without limitation in short-term obligations. For temporary defensive purposes, these investments may constitute 100% of a Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

Zeros/Strips. The Funds may invest in zero coupon bonds or in strips. Zero coupon bonds are sold at a discount from face value and do not make regular interest payments. Such bonds pay principal and accreted discount (representing interest accrued but not paid) at maturity. "Strips" are debt securities that are stripped of their interest coupons after the securities are issued, but are otherwise comparable to zero coupon bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market values of zero coupon bonds and strips generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable terms and quality.

Initial Public Offerings. The Funds may invest in a company's securities at the time of the company's initial public offering (IPO). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, the Funds' Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Funds.

Real Estate Investment Trusts. The Funds may invest in securities issued by real estate investment trusts, i.e., "REITs." Such investments will not exceed 25% of the total assets of the Funds. REITs are trusts that sell equity or debt securities to investors using the proceeds to acquire real estate and interests in it. They may focus on particular regions and particular projects, or both, such as apartment complexes, the Southeast, or apartment complexes in the Southeast. Through REIT ownership, the Funds could own real estate directly as a result of a REIT default. The Funds may be subject to the risks of real estate ownership as a result, including the difficulties associated with valuation, declines in real estate values, risks related to general economic conditions, environmental liability risks, tax increases, increased operational costs, and interest rate risk. The value of a REIT security is vulnerable to changes in the value of the underlying real estate. REITs are dependent on the skills of their management, and are not diversified. REITs are subject also to heavy cash flow dependency, defaults of borrowers, self-liquidation and, if not registered as an investment company, the possibility of failing to maintain exemption from the registration requirements of the Investment Company Act. Interest rate fluctuations may also affect the value of any debt securities held by the REIT. REITs are managed by advisers. These advisers are compensated for their services. An investor in the Funds should understand that when and if the Funds invest in a REIT, the Funds' investors will be paying directly for the management services of the Portfolio Manager of the Funds through the fees charged by the Funds, and will be paying indirectly for the management services of the REIT adviser because the Funds are charged for the REIT adviser's services.

Foreign Investments. The Funds may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, expropriation, and nationalization of assets. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. In addition, diplomatic developments could also affect the value of a Fund's investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations. Such changes also may affect the income and distributions to Shareholders of a Fund. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Currency risks generally increase in lesser-developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks and trust companies. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, the Funds can avoid currency risks during the settlement period for either purchase or sales by investing in ADRs rather than directly in the foreign issuers' stock.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights. The Funds may invest in both sponsored and unsponsored ADRs.

Securities of Foreign Governments And Supranational Organizations. The Funds may invest in U.S. dollar-denominated securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Funds may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, as discussed above in "Foreign Investments."

Funding Agreements. The Funds may purchase funding agreements, under which a Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. These agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

Standard & Poor's Depository Receipts. The Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), such as the S&P 500®. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, and instead holds securities in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which a Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Options. The Funds may purchase put and call options on securities, securities indices and corporate earnings and may write (sell) covered put and call options.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund will effect a "closing purchase transaction"-the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a Fund will forego the potential benefit represented by market appreciation over the exercise price.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Covered call options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Where a Fund may purchase put options, that Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index and corporate earning options are similar in many respects to options on securities, except that these options gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index or earnings report upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index and corporate earning options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Short Sales. The Funds may seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Funds may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of its commitment. It may be expected that a Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's total assets.

When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. The Funds may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent that a Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which a Fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Illiquid and Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act. A Fund will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Rule 144A, a rule promulgated under Section 4(2) of the 1933 Act, provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in other types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of a Fund.

Lending of Portfolio Securities. The Funds from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral, in the form of cash or U.S. Government securities, or other collateral. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While a Fund does not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, it could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds will invest in convertible securities that are rated "BBB" by S&P and "Baa" by Moody's, or higher, at the time of investment, or if unrated, are of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that the Adviser deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction.

Standby Commitment Agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to a Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.50% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. A Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets immediately prior to the time of making the commitment. There is no guarantee the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, each Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Futures Contracts and Options Thereon. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. Each Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Funds may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies.

A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's Custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Funds may not always be able to enter into forward contracts at attractive prices and may be limited in their ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION-Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

The Funds will not:

1.    Purchase any securities which would cause more than 25% of the value of each Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that: (a) each Fund will concentrate its investments in the technology, health care, consumer and financial sectors, to the extent such sectors, individual or in the aggregate, may be deemed to be a "group of industries"; (b) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

2.    Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

3.    Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

4.    Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

5.    Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Funds; and

6.    Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restriction is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding Shares of each Fund. Except as provided in the fundamental policies described above, each Fund may not:

1.    Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, each Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed or the recipient is subject to confidentiality arrangements as described above.

Neither the Funds nor their service providers receive any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

Portfolio Turnover

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders, and each Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rate for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions.

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Valuation of the Funds

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of the Funds are sold on a continuous basis by the Fund's distributor, and the distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the distributor (or other agent of a Fund) of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time or to cease operations entirely.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee*
Non-Interested Trustees
James H. Woodward University of North Carolina at Charlotte 9201 University City Blvd. Charlotte, NC 28223 Date of Birth: 11/24/1939	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte 7/89 to present	24	J.A. Jones, Inc. AmSouth Mutual Funds (23 portfolios)
Michael Van Buskirk 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 2/22/1947	Trustee	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association) 5/91 to present	24	Coventry Group
Maurice Stark 7662 Cloister Drive Columbus, OH 43235 Date of Birth: 9/23/1935	Trustee	Indefinite; 3/04 to present	Consultant, (part-time) Battelle Memorial Institute -- 1/95 to present	24	Coventry Group
Interested Trustee
Walter B. Grimm1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services 6/92 to present	24	American Performance Funds Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

Executive Officers

Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	President and Chairman of the Board	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/92 to present)

Charles L. Booth 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1960	Vice President and Assistant Secretary	Indefinite; 4/99 to present	Employee of BISYS Fund Services (4/91 to present)
Alaina Metz 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1967	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present)
Steven D. Pierce 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 11/12/1965	Treasurer	Indefinite; 2/05 to present	Employee of BISYS Fund Services (4/99 to present)
Rodney Ruehle 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/26/1968	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present;	Employee at BISYS Fund Services (8/95 to present).
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 12/15/1968	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present)

_________________

*	Not reflected in prior column.
1	Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.
2	Mr. Pierce was elected as Treasurer on February 23, 2005.

The officers of the Trust are "interested persons" (as defined in the 1940 Act) and receive no compensation directly from the Funds for performing the duties of their offices.

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings last year.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James H. Woodward	None	None
Michael Van Buskirk	None	None
Walter B. Grimm	None	None
Maurice Stark	None	None

As of April 27, 2005 the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James H. Woodward	None	None	None	None	None
Michael Van Buskirk	None	None	None	None	None
Maurice Stark	None	None	None	None	None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

the Funds;
an officer of the Funds;

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

the Adviser or principal underwriter of the Funds,
an officer of the Adviser or principal underwriter of the Funds;
a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or
an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

Trustee Compensation

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
James H. Woodward, Trustee	$6,500	-	-	$6,500
Michael Van Buskirk, Trustee	$6,500	-	-	$6,500
Walter B. Grimm, Trustee	-	-	-	-
Maurice Stark, Trustee	$5,750	-	-	$5,750
*	The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.
**	The Fund Complex consists of the Trust, the BB&T Funds, AmSouth Funds, the Choice Funds, the Fifth Third Funds and the Free Enterprise Action Fund.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

Investment Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment advisory services are provided to each Fund by Choice Investment Management, LLC (the "Adviser"), 5299 DTC Boulevard, Suite 1150, Englewood, Colorado 80111, pursuant to an Investment Advisory Agreement dated May 1, 2003 (the "Investment Advisory Agreement").

Under the Investment Advisory Agreement, the Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Funds as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds is obligated to pay the Adviser a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of such Fund: 1.65% for the Market Neutral Fund and 2.50% for the Long-Short Fund. For the periods from May 30, 2003 (commencement of operations) through December 31, 2003 and for the fiscal year ended December 31, 2004, the Market Neutral Fund incurred investment advisory fees equal to $16,084 and $45,348, respectively, of which $16,084 and $45,348, respectively was waived or reimbursed by the Adviser.

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Fund may include descriptions of the Adviser including, but not limited to, (i) descriptions of the Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser's operations.

Portfolio Managers. Patrick S. Adams is responsible for managing the Choice VIT Market Neutral Fund.

Other Accounts Managed. Patrick S. Adams also has responsibility for the day-to-day management of accounts other than the Fund for which he serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets

Patrick S. Adams	2	$2 million	3	$ 4 million	0	0

As of December 31, 2004, the portfolio manager managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Patrick S. Adams	0	0	3	$ 4 million	0	0

Conflicts of Interests

From time to time, potential conflicts of interest may arise between the portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Choice has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation. The portfolio manager receives a base salary determined at the discretion of Choice Investment Management, LLC and is based on the portfolio manager's experience. In addition, the portfolio manager may receive additional compensation based on the profitability of Choice Investment Management, LLC.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by the portfolio manager in the Fund as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Dollar Range Fund
Patrick S. Adams	None

Board Consideration of the Advisory Arrangement

The Investment Advisory Agreement was approved by the Board of Trustees with respect to each Fund at a meeting held on February 23, 2005. In determining whether it was appropriate to approve the Investment Advisory Agreement, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Funds with respect to its deliberations.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Investment Advisory Agreement was consistent with the best interests of each Fund and the beneficial owners of its shares, and the Board unanimously approved the Investment Advisory Agreement for an initial term of up to two years on the basis of the foregoing review and discussions and the following considerations, among others:

The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Investment Advisory Agreement in light of the investment advisory services expected to be provided, the anticipated costs of these services, the anticipated profitability of the Adviser's relationship with the Funds, the limited potential to achieve economies of scale, the unique nature of the investment being offered through a registered investment company, and the comparability of the fees paid to fees paid by other pooled investment vehicles with comparable investment objectives and strategies;

The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the research-intensive, active management style used with respect to each Fund, and the historic performance of comparable investment vehicles managed by the Adviser;

The Adviser's entrepreneurial commitment to the management of the Funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant relevant portfolio management experience; and
The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of the Adviser.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of the Funds to the Adviser. Under this authority, the Adviser is required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser. The Proxy Voting Policies and Procedures also require the Adviser to report annually with respect to all proxies it has received for action. The report will show all proxies voted in a manner inconsistent with the Adviser's Proxy Voting Policies and Procedures or not voted. With respect to proxies identified as involving a conflict of interest, the Adviser will submit a report indicating the nature of the conflict and how it was resolved.

The Adviser has implemented written Proxy Policies and Procedures that describe how the Adviser will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Funds, as appropriate.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

Adviser's Proxy Voting Polices and Procedures

Generally the Adviser will make proxy-voting decisions in the best interest of the Fund. The Adviser will exercise its fiduciary responsibilities to vote proxies for shares for which it maintains investment discretion unless such power to vote has been retained by the appointing fiduciary in an investment management agreement.   The Adviser will not accept direction regarding the voting of proxies over which it has discretion from any third party.  Similarly, the Adviser will not be influenced by sources whose interests conflict with the interests of clients, fund shareholders, or plan participants and beneficiaries.  It is the general policy of the Adviser to resolve conflicts of interest in favor of its clients, fund shareholders, or plan participants and beneficiaries.  To the extent that the Adviser reasonably believes that it cannot resolve a conflict of interest involving a client account, it shall endeavor to communicate with the client or respective trustee to reach a just resolution of the conflict, and then vote (or abstain) accordingly.

Due to the relatively small size of the Adviser, and the limited number of proxies received annually, the Adviser generally votes proxies on a case-by-case basis.  As a general rule, the Adviser votes proxies with management, unless there are compelling reasons not to do so.  In light of the fact that strong management is a factor considered by the Adviser in making investment decisions, the Adviser finds it appropriate to recognize that strong management reasonably contemplates sound decision making processes.

As a fundamental premise, the Adviser's proxy voting procedures will generally seek to achieve three objectives: promoting accountability for corporate functions; maintenance of alignment between management and shareholder interests; and promoting effective disclosure.  To the extent that proxy issues foster these three areas of corporate governance, and in the opinion of the Adviser serve to increase shareholder value, the Adviser will generally support them.

The Adviser will generally consider uncontested elections and approval of auditors to be routine matters, and will generally vote with management.  To the extent that the Adviser perceives that prospective auditors are not independent or that the results of uncontested elections may have an adverse impact on shareholders, the Adviser reserves the right to withhold its vote or to vote against management.

The Adviser recognizes that certain proposals in the area of corporate governance are non-routine, and require special attention.  These areas include, but are not limited to: classified boards, removal of directors for cause or by a super-majority vote, cumulative voting, unequal voting rights proposals, actions to limit shareholder rights, proposals to vote unmarked proxies in favor of management, preemptive rights, change in state of incorporation, proposals to increase the company's authorized shares, and shareholder proposals.  The Adviser will also scrutinize takeover defense actions and proposed changes to compensation plans.   Again, to the extent that these issues involve an assessment of the extent to which the decision will serve to augment or dilute shareholder value, voting decisions are made on a case-by-case basis.  There are circumstances, for example where increases in director compensation are necessary to preserve director alignment with the interests of shareholders.  Excessive increases in director compensation, on the other hand, may have a dilutive effect on shareholder value.  Similarly, the Adviser recognizes the importance of preserving a shareholder voice in corporate activities.  At the same time, however, the Adviser recognizes that shareholder activism may have an adverse impact on the ability of elected directors to efficiently manage the day-to-day activities of the business.

The Adviser does not have a policy regarding voting practices on social and corporate responsibility issues other than its general policy to make voting decisions in the best interest of the respective client, fund shareholder, plan participant or beneficiary.

Information on how the Funds voted proxies for the twelve month period ended June 30, 2004, is available without charge (i) from the Funds, upon request by calling 1-866-868-8825; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Distribution and Service Plan

Under a plan of distribution and service pertaining to each Fund adopted by the Board in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), each Fund pays a financial institution or its affiliates ("Servicing Agent") an aggregate fee in an amount not to exceed on an annual basis 0.35% of the average daily net asset value attributable to each Fund (the "Plan Fee"), as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with a Servicing Agent. The Plan currently is operated as a compensation plan.

Each Fund uses the Plan Fee to pay Servicing Agents for distribution-related services and other investor services that the Servicing Agents provide to each Fund. The services include, but are not limited to, the following: (1) the printing and mailing of each Fund's prospectus, SAI, related supplements and shareholder reports to current and prospective contract owners, (2) the development and preparation of sales material, including sales literature, relating to the Funds, (3) materials and activities intended to educate and train Servicing Agents' sales personnel concerning the Funds, (4) obtaining information and providing explanations to contract owners concerning the Funds, (5) compensating Servicing Agent sales personnel with respect to services that result in the sale or retention of each Fund, (6) providing personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold the Funds, (7) financing other activities that the board determines are primarily intended to result in the sale of the Funds, (8) receiving, aggregating and processing purchase, exchange and redemption orders of beneficial owners of each Fund, (9) and processing dividend payments for the Funds beneficially held.

The Board of Trustees reviews annually the Plan and corresponding expenses. Among other things, the Plan provides that (1) any person authorized to direct the disposition of the monies paid or payable by each Fund pursuant to the Plan will submit to the Board of Trustees at least quarterly, and the Board of Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Trustees, including the Independent Trustees, acting in person at a meeting called for that purpose, (3) distribution-related payments by each Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of each Fund, and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Funds shall be committed to the discretion of the Trustees who are not "interested persons" of the Funds.  For the period from May 30, 2003 (commencement of operations) through December 31, 2003 and for the fiscal year ended December 31, 2004, the Fund paid a total of $3,412 and $9,619, respectively in 12b-1 fees all of which represented shareholder servicing expenses.

In approving the Plan for each Fund, the Board of Trustees considered all the features of the Plan, including (1) the expectation that the Funds would be sold primarily to the separate accounts of insurance companies, (2) the expenses those insurance companies were likely to incur in marketing the Funds to the owners of contracts issued by their separate accounts, (3) the need to encourage those insurance companies to educate their agents concerning each Fund and to compensate their agents for selling the Funds, and (4) the need to encourage those insurance companies to educate their contract owners concerning each Fund and to provide personal and account maintenance services to contract owners with respect to the each Fund's shares attributable to their accounts.

Portfolio Transactions

The Adviser determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, a Fund, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where best execution is available elsewhere or through use of a broker.

The Funds have entered into an agreement among the Adviser, Custodian and Goldman, Sachs & Co. Under this agreement, the Adviser maintains margin account with Goldman, Sachs & Co. in order to effect short sales on behalf of the Funds.

Unless otherwise directed by the Board of Trustees, allocation of transactions, including their frequency, to various brokers and dealers is determined in good faith by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, the Adviser may evaluate a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of a Fund. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps the Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, the Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to a Fund. While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

CIM Securities, LLC is a registered broker-dealer affiliated with and wholly owned by the Adviser. Each Fund may use such an affiliated broker, as that term is defined in the Investment Company Act of 1940, if in the Adviser's best judgement based on all relevant factors, the affiliated broker or dealer is able to implement the policy of each Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and polices of the Funds as established by the Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases form dealers include a spread between the bid and asked price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it, it is provided in the Investment Advisory Agreement that the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other funds or such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and other accounts involved. In some instances, this procedure may affect adversely the size of the position obtainable for each Fund or the amount of the securities that may be sold for the Funds.

For the period from May 30, 2003 (commencement of operations) through fiscal year ended December 31, 2003 and for fiscal year ended December 31, 2004, the Market Neutral Fund paid aggregate brokerage commissions equal to $48,343 and $194,042, respectively. For the period from May 30, 2003 (commencement of operations) through the fiscal year ended December 31, 2003 and for fiscal year ended December 31, 2004, the Market Neutral Fund paid aggregate brokerage commissions equal to $36,121 and $148,835, or 75% and 77%, respectively of total commissions to CIM Securities, LLC, a broker-dealer affiliated with Choice.

Administrator

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated May 1, 2003 (the "Administration Agreement"). Prior to that date, BISYS Fund Services ("BISYS") served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Funds' custodian).

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the other investment advisers of the Trust's portfolios, by the fund accountant and dividend disbursing agent, and by the Funds' custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder. For the period from May 30, 2003 (commencement of operations) through fiscal year ended December 31, 2003 and for the fiscal year ended December 31, 2004, the Market Neutral Fund incurred administration fees equal to $41,233 and $70,000, respectively, of which $0 and $0, respectively were waived or reimbursed by BISYS.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

The Adviser and the Administrator each bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodians and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As a distributor, BISYS acts as agent for the Funds in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Funds. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

UMB Bank, n.a. ("UMB"), located at 928 Grand Blvd, 10th Floor, Kansas City, Missouri 64106, has been retained, pursuant to a Custodian Agreement dated as of May 1, 2003, to act as custodian for the Funds. Under the Custodian Agreement, UMB maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; pays all expenses of each Fund; and receives and pays out cash for purchases and redemptions of shares of each Fund and pays out cash if requested for dividends on shares of each Fund. Under the Custodian Agreement, each Fund has agreed to pay UMB for furnishing custodian services a fee for certain administration and transaction charges and out-of-pocket expenses.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Trust pursuant to an agreement dated as of May 1, 2003. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated May 1, 2003. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the custodian, affirmation to the custodian of portfolio trades and cash settlements, verification and reconciliation with the custodian of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Pursuant to an Omnibus Fee Agreement, BISYS Ohio receives a fee from each Fund equal to 0.15% of the net asset value of each Fund, which is subject to a minimum of $70,000 per Fund per annum, for its services as transfer agent and for its services as administrator and fund accountant.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters

Legal Counsel

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

Codes of Ethics

The Trust, the Adviser, and BISYS each have adopted a code of ethics, under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust that was organized on July 20, 1994. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interests of each Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

Vote of a Majority of the Outstanding Shares

As used in the Fund's Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Principal Shareholders

As of April 25, 2005, Jefferson National Life Insurance Company, 9920 Corporate Campus Dr. Suite 1000, Louisville, KY 40223 owned 100% of the outstanding Shares of the Market Neutral Fund.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

The following discussion summarizes certain U.S. federal tax considerations concerning an investment in a Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Fund.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains.

To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (such as the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are actually received.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department has issued and has announced that it will issue further regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that any future rules or regulations are adopted, there can be no assurance that a Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

If a Fund invests in shares of a passive foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. A Fund may, however, be able to elect alternative tax treatment for such investments that would avoid this unfavorable result.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.

Distributions

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a Shareholder (such as a Separate Account). Net capital gains (the excess of any net long-term capital gains over net short term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Shareholder regardless of the length of time the Shareholder may have held the Shares.

Hedging Transactions

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each Shareholder's situation. Shareholders (such as Separate Accounts) are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Yields of the Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to a Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of each Fund.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc., the Russell 2000 Index, the Russell Midcap Growth Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

The Funds may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in a Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

Financial Statements for the Trust with respect to the Choice VIT Market Neutral Fund as of December 31, 2004, including notes thereto and the report of Ernst & Young LLP thereon dated February 7, 2005 are incorporated by reference from the Trust's 2004 Annual report. A copy of the report delivered with this SAI should be retained for future reference.

APPENDIX

DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's commercial paper ratings:

Excerpts from Moody's commercial paper ratings are listed as follows: Prime - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Free Enterprise Action Fund

P.O. Box 182490

Columbus, OH 43218-2490

1-800-766-3960

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information ("SAI") describes an investment portfolio (the "Fund") of Variable Insurance Funds (the "Trust"). The Fund is:

Free Enterprise Action Fund

The Trust offers an indefinite number of transferable shares ("Shares") of the Fund.

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Fund, dated May 1, 2005 as supplemented from time to time. This SAI contains more detailed information than that set forth in a Prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by writing the Free Enterprise Action Fund at P.O. Box 182490, Columbus, OH 43218-2490, or by telephoning the toll free number set forth above.

The Prospectus describes the investment objective and certain investment policies and restrictions applicable to the Fund. The following is additional information for your consideration.

INVESTMENT OBJECTIVES AND POLICIES

        Additional Information on Portfolio Instruments

        Bank Obligations

        Commercial Paper

        Insurance Company Funding Agreements

        Variable Amount Master Demand Notes

        Variable and Floating Rate Notes and Bonds

        Short-Term Obligations

        Short-Term Trading

        Foreign Investments

        Investment Companies

        U.S. Government Obligations

        Supranational Organizational Obligations

        Options Trading

        When-Issued and Delayed-Delivery Securities

        Mortgage-Related and Asset-Backed Securities

        Real Estate Investment Trusts

        Restricted Securities

        Lending of Portfolio Securities

        Convertible Securities

        Corporate Debt Securities

        High Yield Securities

        Repurchase Agreements

        Reverse Repurchase Agreements and Dollar Roll Agreements

        Futures Contracts

        Foreign Currency Transactions

        Foreign Currency Options

        Foreign Currency Futures Transactions

INVESTMENT RESTRICTIONS

        Disclosure of Portfolio Holdings

        Portfolio Turnover

NET ASSET VALUE

        Valuation of the Funds

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MANAGEMENT OF THE TRUST

        Management Information

        Board of Trustees

        Trustee Compensation

        Investment Adviser

        Investment Subadviser

        Board Consideration of Advisory and Subadvisory Arrangements

        Proxy Voting Policies and Procedures

        Portfolio Transactions

        Administrator

        Expenses

        Distributor

        Custodians, Transfer Agent and Fund Accounting Services

        Independent Registered Public Accounting Firm

        Legal Counsel

        Code of Ethics

ADDITIONAL INFORMATION

        Description of Shares

        Vote of a Majority of the Outstanding Shares

        Principal Shareholders

        Shareholder and Trustee Liability

        Additional Tax Information

        Performance Information

        Miscellaneous

FINANCIAL STATEMENTS

APPENDIX

The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about one of the Trust's diversified portfolios, the Free Enterprise Action Fund, which is advised by Action Fund Management, LLC ("AFM" or the "Adviser"), with Thinkorswim Advisors, Inc. ("TOS" or the "Subadviser") serving as Subadviser.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in the Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Bank Obligations. The Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

The Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by a nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Service ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Insurance Company Funding Agreements. The Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund may invest an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will only purchase a Funding Agreement (i) when the Subadviser has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, as amended, ("1940 Act"), of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable amount master demand note shall not exceed seven days.

Variable and Floating Rate Notes and Bonds. The Fund may acquire variable and floating rate notes and bonds, subject to the Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value." A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Adviser or Subadviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

For purposes of the Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

Short-Term Obligations. The Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Such investments will be limited to those obligations which, at the time of purchase (i) possess one of the two highest short-term ratings from NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to rated instruments eligible for purchase. For temporary defensive purposes, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Short-Term Trading. In order to generate income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income in order to take advantage of what the Adviser or Subadviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.

Foreign Investments. The Fund may invest in foreign securities through the purchase of American Depositary Receipts ("ADRs") or the purchase of securities on domestic or foreign securities exchanges.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to Shareholders of the Fund investing in foreign markets. In addition, although the Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Investment Companies. The Fund may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in other types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of the Fund.

U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when AFM, or the Subadviser believes that the credit risk with respect thereto is minimal.

Supranational Organizational Obligations. The Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Options Trading. The Fund may purchase put and call options on securities. The Fund may also engage in writing covered call options (options on securities or currencies owned by the Fund). A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at their closing mid-price. Mid-price is the average of the sum of the closing bid and closing ask prices.

When a portfolio security or currency subject to a call option is sold, the Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Fund will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

The Fund may write only covered call options. This means that the Fund will only write a call option on a security which it already owns. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Once the decision to write a call option has been made Adviser or the Subadviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may purchase put options from time to time. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the opinion of AFM or TOC, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Fund may sell securities on a "forward commitment" basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received.

When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of its commitment. It may be expected that the Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's total assets.

When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may invest in Collateralized Mortgage Obligation ("CMOs"). CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund which agrees that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. The Adviser or the Subadviser has been delegated the day-to-day authority to determine whether a particular issue of Section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser or the Subadviser may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending of Portfolio Securities. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Fund does not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, it could experience delays in recovering its securities and possible capital losses. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit the Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Securities rated "BB" or "Ba" or lower either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. There is no lower limit with respect to rating categories for convertible securities in which the Fund may invest. Corporate debt obligations are "investment grade" if they are rated "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, are determined to be of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser or Subadviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Adviser or Subadviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or Subadviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Corporate Debt Securities. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Adviser or the Subadviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which the value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced. Neither event will require a sale of such security. However, the Adviser and the Subadviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

High Yield Securities. The Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated securities provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments as well as investor perceptions of the issuer's credit quality. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates and assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed income securities generally rise when interest rates fall.

Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that the Adviser or the Subadviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with the Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

Futures Contracts. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures contracts in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require the Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. The Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Fund, the Adviser and the Subadviser, the Fund, the Adviser and the Subadviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund's exemption filing with respect to their use of futures contracts are no longer applicable.

Foreign Currency Transactions. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Foreign Currency Options. A foreign currency option provides the Fund with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Fund may be changed by the Board of Trustees without shareholder approval.

The Fund will not:

1.    Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

2.    Borrow money or issue senior securities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

3.    Make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

4.    Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

5.    Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and

6.    Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restrictions are not fundamental policies and therefore may be changed without the vote of a majority of the outstanding Shares of the Fund. Except as provided in the fundamental polices described above, the Fund may not:

1.   Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed, or the recipient is subject to confidentiality arrangements as described above.

Neither the Funds nor their service providers receive any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

Portfolio Turnover

Changes may be made in the Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares and by requirements which enable the Fund to receive certain favorable tax treatments. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions.

The Fund will be managed without regard to its portfolio turnover rate.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

NET ASSET VALUE

The net asset value of the Fund is determined and the Shares of the Fund are priced as of the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Valuation of the Fund

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of the Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Fund is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

The Fund reserves the right to discontinue offering Shares at any time, or to cease operations entirely.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee*
Non-Interested Trustees
James H. Woodward University of North Carolina at Charlotte 9201 University City Blvd. Charlotte, NC 28223 Date of Birth: 11/24/1939	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte- 7/89 to present	24	J.A. Jones, Inc. AmSouth Mutual Funds (23 portfolios)
Michael Van Buskirk 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 2/22/1947	Trustee	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association)- 5/91 to present	24	Coventry Group
Maurice Stark 7662 Cloister Drive Columbus, OH 43235 Date of Birth: 9/23/1935	Trustee	Indefinite; 3/04 to present	Consultant, (part-time) Battelle Memorial Institute- 1/95 to present	24	Coventry Group
Interested Trustee
Walter B. Grimm1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services-6/92 to present	24	American Performance Funds Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

________________
*	Not reflected in prior column.
1	Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services

Executive Officers

Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	President and Chairman of the Board	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/92 to present).
Charles L. Booth 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1960	Vice President and Assistant Secretary	Indefinite; 4/99 to present	Employee of BISYS Fund Services (4/91 to present).
Alaina Metz 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1967	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present).
Steven D. Pierce1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 11/12/1965	Treasurer	Indefinite; 2/05 to present	Employee of BISYS Fund Services (4/99 to present).
Rodney Ruehle 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/26/1968	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present;	Employee of BISYS Fund Services 8/95 to present).
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 12/15/1968	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present).

1 Mr. Pierce was elected as Treasurer on February 23, 2005.

The officers of the Trust are "interested persons" (as defined in the 1940 Act) and receive no compensation directly from the Fund for performing the duties of their offices.

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Pierce, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meeting last year.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James H. Woodward	None	None
Michael Van Buskirk	None	None
Walter B. Grimm	None	None
Maurice Stark	None	None

As of April 27, 2005, the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James H. Woodward	None	None	None	None	None
Michael Van Buskirk	None	None	None	None	None
Maurice Stark	None	None	None	None	None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

the Fund;
an officer of the Fund;

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

the Adviser or principal underwriter of the Fund,
an officer of the Adviser or principal underwriter of the Fund;
a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or
an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

Trustee Compensation

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $750 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
James H. Woodward, Trustee	$6,500	-	-	$6,500
Michael Van Buskirk, Trustee	$6,500	-	-	$6,500
Walter B. Grimm, Trustee	-	-	-	-
Maurice Stark, Trustee	$5,750	-	-	$5,750
*	The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.
**	The Fund Complex consists of the Trust, the BB&T Funds, the AmSouth Funds, the Choice Funds, the Free Enterprise Action Fund and the Fifth Third Funds.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

Investment Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives and restrictions, investment advisory services are provided to the Fund by Action Fund Management, LLC ("AFM" or the "Adviser"), 12309 Briarbush Lane, Potomac, MD 20854-1032 pursuant to an Investment Advisory Agreement dated March 1, 2005 (the "Investment Advisory Agreement").

Under the Investment Advisory Agreement, AFM has agreed to provide, either directly or through one or more Subadvisers, investment advisory services for the Fund as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, AFM is entitled to a fee of 1.25% of average daily net assets of the Fund, computed daily and paid monthly.

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to the Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by AFM. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that AFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AFM or the Subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Fund may include descriptions of AFM including, but not limited to, (i) descriptions of AFM's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to AFM's operations.

Investment Subadviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment Subadvisory services are provided to the Fund by Thinkorswim Advisors, Inc. ("TOS" or the "Subadviser") 3304 N. Lincoln, Ave., Chicago, Illinois 60657 pursuant to a Subadvisory agreement with TOS dated March 1, 2005. The agreement between AFM and a Subadviser may be referred to as the "Subadvisory Agreement."

Under the Subadvisory Agreement with TOS, TOS has agreed to provide investment advisory services for the Fund as described in the Prospectus. For its services and expenses incurred under the Subadvisory Agreement, TOS is entitled to a fee payable by AFM. The fee is computed daily and paid monthly at an annual rate of 0.35% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AFM and TOS; provided that if AFM waives some or all of its investment advisory fee, TOS shall waive its fee so that it shall receive no more than seventy percent (70%) of the net investment advisory fee paid to AFM.

Unless sooner terminated, the Subadvisory Agreement shall continue with respect to the Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Subadvisory Agreement by vote cast in person at a meeting called for such purpose. A Subadvisory Agreement may be terminated with respect to the Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser or Subadviser on 60 days' written notice. A Subadvisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.

The Subadvisory Agreement provides that the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the performance of its duties, except that the Subadviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Adviser or Subadviser may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Fund's Shares. Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

Portfolio Managers. Steven J. Milloy, Tom Sosnoff and Kevin Siemiawski are jointly and primarily responsible for managing the Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Steven J. Milloy	0	0	0	0	0	0
Tom Sosnoff	0	0	0	0	105	$22,466,000
Kevin Siemiawski	0	0	0	0	12	$8,391,000

As of December 31, 2004, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Steven J. Milloy	0	0	0	0	0	0
Tom Sosnoff	0	0	0	0	0	0
Kevin Siemiawski	0	0	0	0	0	0

Conflicts of Interests:

Action.  Due to the fact that Action is a newly formed entity, the portfolio manager currently does not manage other registered investment companies, pooled investment vehicles or other accounts.

Thinkorswim.  From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Thinkorswim have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation:

Action.  Due to the fact that Action and the Fund are  newly formed entities, the portfolio manager is currently not compensated and there is no compensation structure in place.

Thinkorswim. Portfolio managers are compensated with a base salary and discretionary bonus based on the overall profitability of thinkorswim Group. Optional 401-K plans are available at the individual's choice. Portfolio managers participate in a stock option program at the discretion of the firms compensation committee. Options awards are not linked to any specific performance criteria.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in the Fund for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Dollar Range Fund
Steve J. Milloy	None
Tom Sosnoff	None
Kevin Siemiawski	None

Board Consideration of Advisory and Subadvisory Arrangements

In determining whether it was appropriate to approve the Investment Advisory Agreement and the Subadvisory Agreement, the Board of Trustees requested information, provided by AFM and the Subadviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that each of the Investment Advisory Agreement and the Subadvisory Agreement is consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

  The investment advisory fees payable to AFM and the Subadviser under the Investment Advisory Agreement and the Subadvisory Agreement are fair and reasonable in light of the services expected to be provided, the anticipated costs of these services, the anticipated profitability of AFM's relationship with the Fund, and the comparability of the proposed fees to fees paid by comparable mutual funds;

  The nature, quality and extent of the investment advisory services expected to be provided by AFM and the Subadviser, as well as the unique shareholder advocacy services (and associated costs) to be provided by AFM;

  AFM's and the Subadviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management and public policy experience;

  AFM's and the Subadviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund;

  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of AFM and the Subadviser.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Investment Advisory Agreement and the investment Subadvisory agreement.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Fund. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of the Fund to the Adviser, which in turn delegated proxy voting authority for the Fund to the Subadviser. Under this authority, the Adviser and Subadviser are required to vote proxies related to the portfolio securities in the best interests of the Fund. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and the Subadviser. The Proxy Voting Policies and Procedures also require the Adviser and the Subadviser to report annually with respect to all proxies it has received for action. The report will show all proxies voted in a manner inconsistent with the Adviser's or the Subadviser's Proxy Voting Policies and Procedures or not voted. With respect to proxies identified as involving a conflict of interest, the Adviser or the Subadviser will submit a report indicating the nature of the conflict and how it was resolved.

The Adviser and Subadviser have implemented written Proxy Policies and Procedures that describe how the Adviser or Subadviser will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Fund, as appropriate.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser or Subadviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

Under the Adviser's Proxy Voting Policies and Procedures, the Adviser will vote proxies based solely with regard to the decisions impact on the stocks held in portfolios managed by the Adviser. The Adviser will not be responsible for proxies not received from the Custodian but will monitor whether the custodian is delivering proxy statements in a timely manner. Additionally, decisions with respect to voting proxies are in the discretion of the Adviser's portfolio manager. In some cases, the Adviser will determine whether it is appropriate to forward the proxy statement to the Subadviser to be voted by the Subadviser's portfolio manager. The Subadviser will consult the Adviser when voting proxies.

If the Fund invests in other mutual funds that have specific screens disclosed in their registration statement, the Adviser will vote proxies consistent with these screens.

The Subadviser will not have any authority to vote proxies relating to the portfolio securities held by the Fund.

Information on how the Fund voted proxies for the 12-month period ending June 30, 2004 will be available without charge: (1) from the Fund, upon request by calling 1-800-766-3960 and (2) on the SEC's web site at http://www.sec.gov.

Portfolio Transactions

AFM and the Subadviser determine, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers or dealers are to be eligible to execute the Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by AFM or the Subadviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, AFM or the Subadviser evaluates a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Fund are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to AFM or the Subadviser may receive orders for transactions on behalf of the Trust. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps AFM or the Subadviser informed concerning overall economic, market, political and legal trends. Under some circumstances, AFM or the Subadviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of the Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in the Fund's relevant markets, or access to proprietary information about companies that are a majority of the Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by AFM or the Subadviser and does not reduce the fees payable to AFM or the Subadviser by the Trust. Such information may be useful to AFM or the Subadviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to the Trust. While AFM or the Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from other portfolio, investment company or account managed by AFM or the Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which AFM or the Subadviser believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. In making investment recommendations for the Trust, AFM or the Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of AFM, the Subadviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, AFM, the Subadviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Subject to the requirements of applicable law and best execution, AFM and the Subadviser may consider sales of Fund shares (directly or indirectly) as a factor in the selection of brokers or dealers to execute portfolio transactions.

Administrator

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS Fund Services ("BISYS") served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of the Fund (other than those performed by AFM under the Investment Advisory Agreement, the Subadviser under the Subadvisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodians). The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Fund and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by AFM under the Investment Advisory Agreement, by the Subadviser under the Subadvisory Agreement, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) a fee calculated at the annual rate of 0.20% of the Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

The Administration Agreement is terminable with respect to the Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

AFM, the Subadviser and the Administrator bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Fund. The Fund will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As distributor, BISYS acts as agent for the Fund in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Fund. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

The Huntington National Bank serves as custodian to the Trust with respect to the Fund pursuant to a Custody Agreement dated as of March 1, 2005. As custodian, its responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Fund pursuant to an agreement dated as of March 1, 2005. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with custodians, affirmation to custodians of portfolio trades and cash settlements, verification and reconciliation with custodians of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

BISYS Ohio receives an annual fee of $17,000, subject to certain per-Fund base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of the Fund's average daily net assets or $37,500.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, 1100 Huntington Center, 41 South High Street Columbus, Ohio  43215 serves as the independent registered public accounting firm for the Fund. Its services comprise auditing the Fund's financial statements and advising the Fund as to certain accounting and tax matters.

Legal Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

Code of Ethics

The Trust, AFM, the Subadviser and BISYS each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, AFM, the Subadviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust that was organized on July 20, 1994. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of the Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to the Fund.

Vote of a Majority of the Outstanding Shares

As used in the Fund's Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Principal Shareholders

As of April 25, 2005, Arthur Dantchik owned 24.06%, Thomas L Phillips owned 24.06%, William A. Dunn owned 24.06% and Robert A. Levy LLC owned 23.90% of the outstanding Shares of the Fund and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of the Fund.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

Set forth below is a discussion of U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund's shares. This discussion does not purport to be complete or deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of the fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Such dividends would generally be eligible to be treated as "qualified dividends" (see below). If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets )the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund has been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains in excess of its capital losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Except as described below, distributions generally are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. In addition, distributions of investment company taxable income may be eligible to be treated as qualified dividend income, as discussed below, and taxed at long-term capital gain rates if received by non-corporate shareholders. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003.   The new law also provides for "qualified dividend income" to be taxed to non-corporate shareholders at individual long-term capital gain rates to the extent the Fund receives qualified dividend income.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income.  The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders.  For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid.  In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.  The same provisions, including the more than 60-day holding period requirements, apply to each shareholder's investment in the applicable Fund.  The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008.  Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.  Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates.  Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."  The rate reductions do not apply to corporate taxpayers or to foreign shareholders.  The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate.   Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a RIC and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the Fund is not eligible to make the election to "pass-through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as United States sourced income.

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends form a foreign corporation qualify for the lower tax rate on qualifying dividends.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (28% for 2004) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.  Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.  This discussion does not purport to deal with all of the tax consequences applicable to shareholders.  Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

Market Discount

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain ) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contacts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund and losses under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely -- clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to the Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transaction that closed before the end of the 30/th/day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Section 988 Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund much distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on distributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital shareholder's basis in his or her Fund shares.

Passive Foreign Investment Companies

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets are assets that product passive (i.e., investment type income or are held for one production of passive income, or 75% or more of its gross income is passive income). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject tot a tax on a portion of the excess distribution is treated as having been realized ratable over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of the Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distribution from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated at though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Performance Information

The Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors.

Yields of the Fund are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. Yield should also be considered relative to changes in the value of the Fund's Shares and to the relative risks associated with the investment objective and policies of the Fund.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid. In addition, after-tax total return information will be included in the Fund's disclosure documents, and may be included in Fund promotional materials.

Performance information for the Fund may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc., the Russell 2000 Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today.

The Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

Since the Fund has recently commenced operations, there are no financial statements to include in the SAI.

APPENDIX

DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's commercial paper ratings:

Excerpts from Moody's commercial paper ratings are listed as follows: Prime - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Variable Insurance Funds

3435 Stelzer Road
Columbus, Ohio 43219-3035

1-800-282-5706

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information ("SAI") describes four investment portfolios (each a "Fund" and collectively the "Funds") of Variable Insurance Funds (the "Trust"). The Funds are:

  Fifth Third Quality Growth VIP Fund;
  Fifth Third Balanced VIP Fund;
  Fifth Third Mid Cap VIP Fund; and
  Fifth Third Disciplined Value VIP Fund.

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of each Fund also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser and sub-adviser (if applicable) of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by the Prospectus of the Funds, dated May 1, 2005, as supplemented from time to time. This SAI contains more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. This SAI incorporates the Funds' financial statements and related notes and auditors reports from the Funds' annual reports for the fiscal year ended December 31, 2004, and is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning the toll free number set forth above.

INVESTMENT OBJECTIVES AND POLICIES

Bank Obligations

Commercial Paper

Variable Amount Master Demand Notes

Variable and Floating Rate Demand Notes

Short-Term Obligations

Corporate Debt Securities

Foreign Investments

Securities Of Foreign Governments And Supranational Organizations 9; 9;

Currency Swaps

Foreign Currency Transactions

Hybrid Instruments

Funding Agreements

Standard Poor's Depositary Receipts

U.S. Government Obligations

Options

Forward Commitments, When-Issued and Delayed-Delivery Securities 9; 9;

Mortgage-Related and Asset-Backed Securities

Illiquid and Restricted Securities

Investment Companies

Lending of Portfolio Securities

Convertible Securities

Warrants

Repurchase Agreements

Reverse Repurchase Agreements and Dollar Roll Agreements 9; 9;

Futures Contracts and Options Thereon

INVESTMENT RESTRICTIONS

Disclosure of Portfolio Holdings

Portfolio Turnover

NET ASSET VALUE

Valuation of the Funds

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MANAGEMENT OF THE TRUST

Management Information

Board of Trustees

Trustee Compensation

Investment Advisor

Proxy Voting Policies and Procedures

Portfolio Transactions

Federal Banking Law

Administrator

Expenses

Distributor

Custodian, Transfer Agent and Fund Accounting Services

Independent Registered Public Accounting Firm

Legal Counsel

Codes of Ethics

ADDITIONAL INFORMATION

Description of Shares

Vote of a Majority of the Outstanding Shares

Principal Shareholders

Shareholder and Trustee Liability

Additional Tax Information

Performance Information

Miscellaneous

FINANCIAL STATEMENTS

APPENDIX

The Trust is an open-end management investment company which currently offers multiple separate portfolios. This SAI contains information about the Fifth Third Quality Growth VIP Fund ("Quality Growth VIP Fund"), the Fifth Third Balanced VIP Fund ("Balanced VIP Fund"), the Fifth Third Mid Cap VIP Fund ("Mid Cap VIP Fund"), and the Fifth Third Disciplined Value VIP Fund ("Disciplined Value VIP Fund"). The Funds are diversified series advised by Fifth Third Asset Management Inc. ("FTAM" or the "Adviser"), a subsidiary of Fifth Third Bank.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in a Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The Mid Cap VIP Fund has a non-fundamental investment policy obligating such Fund to commit, under normal market conditions, at least 80% of its assets to particular types of investments suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes. The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

Additional Information on Portfolio Instruments

The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectuses.

Bank Obligations. The Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The Funds may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Although the Funds may invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by two nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Services ("Fitch") or, if not rated, determined to be of comparable quality to instruments that are so rated.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the Adviser has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Variable Amount Master Demand Notes. The Quality Growth VIP Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Demand Notes. The Quality Growth VIP Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

Short-Term Obligations. The Funds may invest in high quality short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, a Fund may invest without limitation in short-term obligations. For temporary defensive purposes, these investments may constitute 100% of a Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of medium-grade securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Foreign Investments. The Funds may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, expropriation, and nationalization of assets. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. In addition, diplomatic developments could also affect the value of a Fund's investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additionally, the Funds may invest in countries with emerging economies. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at time nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in issues located in these countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations. Such changes also may affect the income and distributions to Shareholders of a Fund. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks and trust companies. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, the Mid Cap and Balanced Funds can avoid currency risks during the settlement period for either purchase or sales by investing in ADRs rather than directly in foreign issuers' stock.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights. The Funds may invest in both sponsored and unsponsored ADRs.

Securities Of Foreign Governments and Supranational Organizations. The Funds may invest in U.S. dollar-denominated securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Funds may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, as discussed above in "Foreign Investments."

Currency Swaps. The Quality Growth VIP Fund may also enter into currency swaps for hedging purposes or to increase total return. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be segregated by the Fund. Inasmuch as these transactions are entered into for good faith hedging purposes, the Adviser believes that such obligations do not constitute senior securities as defined in the Investment Company Act of 1940, as amended ("1940 Act") and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique was not used.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Foreign Currency Transactions. The value of the assets of the Quality Growth VIP Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund also may hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward currency contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Hybrid Instruments. The Quality Growth VIP Fund may invest in Hybrid Instruments. Hybrid Instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging its securities. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as structured security with an embedded put option, would be to give the Fund the desired European security exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money, if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of the Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Funding Agreements. With the exception of the Quality Growth VIP Fund, the Funds may purchase funding agreements, under which a Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. These agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

Standard & Poor's Depositary Receipts. The Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), such as the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, and instead holds securities in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Funds may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Options. The Funds may purchase put and call options on securities and securities indices and may write (sell) covered put and call options.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund will effect a "closing purchase transaction"-the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a Fund will forego the potential benefit represented by market appreciation over the exercise price.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Covered call options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Where a Fund may purchase put options, that Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Forward Commitments, When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Quality Growth VIP Fund may purchase and sell securities on a "forward commitment" basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will segregate cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of its commitment. It may be expected that a Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's total assets.

When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Each Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent that a Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Illiquid and Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by section 4(2) of the Securities Act of 1933 (the "1933 Act"). A Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such section 4(2) securities, thus providing liquidity. The Adviser has been delegated the day-to-day authority to determine whether a particular issue of section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser may deem section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of a Fund.

Lending of Portfolio Securities. In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, it could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds will invest in convertible securities that are rated "BBB" by S&P and "Baa" by Moody's, or higher, at the time of investment, or if unrated, are of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, FTAM may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that the Adviser deem creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by a Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction.

Futures Contracts and Options Thereon. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The value of a Fund's contracts may equal or exceed 100% of its total assets, although it will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the its net assets. Futures transactions will be limited to the extent necessary to maintain the qualification of these Funds as a regulated investment companies.

The Funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION-Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

The Funds will not:

  Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;
  Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;
  Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;
  Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";
  Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and
  Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restriction is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. Except as provided in the fundamental policies described above, the Funds may not:

  Purchase or otherwise acquire any securities if, as a result, more than 15% of a Fund's net assets would be invested in  securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed, or the recipient is subject to confidentiality arrangements as described above

Neither the Funds nor their service providers receive any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

Portfolio Turnover

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. Each Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rate for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions.

The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Valuation of the Funds

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time or to cease operations entirely.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee*
Non-Interested Trustees
James H. Woodward University of North Carolina at Charlotte 9201 University City Blvd. Charlotte, NC 28223 Date of Birth: 11/24/1939	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte 7/89 to present	24	J.A. Jones, Inc. AmSouth Mutual Funds (23 portfolios)
Michael Van Buskirk 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 2/22/1947	Trustee	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association) 5/91 to present	24	Coventry Group
Maurice Stark 7662 Cloister Drive Columbus, OH 43235 Date of Birth: 9/23/1935	Trustee	Indefinite; 3/04 to present	Consultant, (part-time) Battelle Memorial Institute - 1/95 to present	24	Coventry Group
Interested Trustee
Walter B. Grimm1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services 6/92 to present	24	American Performance Funds Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

________________________________

* Not reflected in prior column.

1 Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.

Executive Officers
Name, Address, and Date of Birth	Position(s) Held with Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 6/30/1945	President and Chairman of the Board	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/92 to present)
Charles L. Booth 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1960	Vice President and Assistant Secretary	Indefinite; 4/99 to present	Employee of BISYS Fund Services (4/91 to present)
Alaina Metz 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/4/1967	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present)
Steven D. Pierce1 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 11/12/1965	Treasurer	Indefinite; 2/05 to present	Employee of BISYS Fund Services (4/99 to present)
Rodney Ruehle 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 4/26/1968	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present;	Employee of BISYS Fund Services (8/95 to present).
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Date of Birth: 12/15/1968	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present)

_________________________

1 Mr. Pierce was elected as Treasurer on February 23, 2005.

The officers of the Trust are "interested persons" (as defined in the 1940 Act) and receive no compensation directly from the Funds for performing the duties of their offices.

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, Pierce, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings last year.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James H. Woodward	None	None
Michael Van Buskirk	None	None
Walter B. Grimm	None	None
Maurice Stark	None	None

As of April 27, 2005 the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Advisor, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies).

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James H. Woodward	None	None	None	None	None
Michael Van Buskirk	None	None	None	None	None
Maurice Stark	None	None	None	None	None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Advisor or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

  the Funds;

  an officer of the Funds;

  an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

  an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

  the Advisor or principal underwriter of the Funds,

  an officer of the Advisor or principal underwriter of the Funds;

  a person directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds; or

  an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds.

Trustee Compensation

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
James H. Woodward, Trustee	$6,500	-	-	$6,500
Michael Van Buskirk, Trustee	$6,500	-	-	$6,500
Walter B. Grimm, Trustee	-	-	-	-
Maurice Stark, Trustee	$5,750	-	-	$5,750

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consists of the Trust, the BB&T Funds, AmSouth Funds, the Choice Funds, the Fifth Third Funds and Free Enterprise Action Fund.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

Investment Adviser

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment advisory services are provided to each Fund by Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Investment Advisory Agreement").

Under the Investment Advisory Agreement, FTAM has agreed to provide, either directly or through one or more sub-advisors, investment advisory services for each of the Funds as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds is obligated to pay the Adviser a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of such: 0.70% for the Quality Growth VIP Fund, 0.80% for the Balanced VIP Fund, 0.80% for the Mid Cap VIP Fund, and 0.80% for the Disciplined Value VIP Fund. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Quality Growth VIP Fund incurred investment advisory fees equal to $16,446, $33,851 and $82,845, respectively, of which $16,446, $27,220 and $19,268, respectively, was waived or reimbursed by the Adviser. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for the fiscal years ended December 31, 2003 and December 31, 2004, the Balanced VIP Fund incurred investment advisory fees equal to $2,022, $9,680 and $13,780, respectively, of which $2,022, $9,680 and $13,780, respectively was waived or reimbursed by the Adviser. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Mid Cap VIP Fund incurred investment advisory fees equal to $2,154, $20,302 and $79,241, of which $2,154, $19,945 and $30,116 was waived or reimbursed by the Adviser. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Disciplined Value VIP Fund incurred investment advisory fees equal to $2,065, $19,054 and $80,135, respectively of which $2,065, $19,054 and $28,111, respectively was waived or reimbursed by the Adviser.

Portfolio Managers. Steven E. Folker and Sunil M. Reddy share the responsibility for managing the Quality Growth VIP Fund; Martin E. Hargrave and Scott A. Billeadeau share responsibility for managing the Mid Cap VIP Fund; James E. Russell and Daniel C. Popowics share responsibility for managing the equity portion of the Balance VIP Fund and Mitchell L. Stapley and John L. Cassady, III, share responsibility for managing the fixed-income portion of the Balanced VIP Fund; and Denis J. Amato and James R. Kirk share responsibility for managing the Disciplined Value VIP Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Steven E. Folker	3	$1,492,125,783	1	$28,392,785	121	$916,488,393
Sunil Reddy	2	$1,093,608,043	0	$0	0	$0
Martin E. Hargrave	0	$0	0	$0	0	$0
Scott Billeadeau	2	$487,473,878	2	$86,421,188	28	$76,492,250
James E. Russell	1	$171,753,218	0	$0	38	$70,921,433
Daniel C. Popowics	1	$171,753,218	0	$0	0	$0
Mitchell L. Stapley	5	$1,675,895,544	1	$56,740,461	11	$86,195,949
John L. Cassady, III	4	$1,156,712,721	1	$34,586,302	29	$297,835,152
Denis J. Amato	3	$1,328,034,665	2	$35,222,893	6	$505,337,017
James R. Kirk	1	$670,279,648	2	$35,222,893	102	$374,932,242

As of December 31, 2004, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Steven E. Folker	0	0	0	0	0	0
Sunil Reddy	0	0	0	0	0	0
Martin E. Hargrave	0	0	0	0	0	0
Scott Billeadeau	0	0	0	0	0	0
James E. Russell	0	0	0	0	0	0
Daniel C. Popowics	0	0	0	0	0	0
Mitchell L. Stapley	0	0	0	0	0	0
John L. Cassady, III	0	0	0	0	0	0
Denis J. Amato	0	0	0	0	0	0
James R. Kirk	0	0	0	0	0	0

Conflicts of Interests

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FTAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Compensation. Fifth Third Asset Management, Inc. offers investment professionals a compensation plan which includes three distinct elements:  base compensation, investment incentive plan (variable comp), and long-term non-cash incentives (stock/option grants).

The majority of the total cash compensation is derived by the investment incentive plan, which could ultimately make up more than half of the investment professionals compensation.

All elements of the plan are formulated on the subjective components of being benchmark oriented and a 2/3rd measure for the 3-year result and on a 1/3rd measure for the 1-year result.

The non-cash incentives are particularly focused on key investment professionals. Long-term non-cash incentives are used as a retention/discriminatory tool and based on the dynamics for potential wealth creation and vesting parameters facilitates long-term commitment from key investment professionals.

Fifth Third;s compensation structure compares favorably to other firms in the industry. The mixture of a base compensation, investment incentive plan and long-term non-cash incentives, allows us to attract the most talented and experienced investment professionals.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio Manager	Dollar Range Fund
Steven E. Folker	0
Sunil Reddy	0
Martin E. Hargrave	0
Scott Billeadeau	0
James E. Russell	0
Daniel C. Popowics	0
Mitchell L. Stapley	0
John L. Cassady, III	0
Denis J. Amato	0
James R. Kirk	0

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Fund may include descriptions of the Adviser including, but not limited to, (i) descriptions of the Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser's operations.

The Adviser and certain of its affiliates, have entered into arrangements with Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. to pay out of their own assets and at no cost to the Funds, amounts in connection with services provided to the Funds, including, but not limited to, proprietary product development, administrative support, contract owner servicing and marketing support. These arrangements may require, among other things, the Adviser to give "preferred product" status to all Jackson National Life Insurance Company products and may require the Adviser or its affiliates to reimburse Jackson National Life Insurance Company for certain marketing-related expenses, if sales of proprietary variable annuity contracts developed under these arrangements fail to meet certain enumerated levels. For services provided and expenses, the Adviser is obligated to pay a fee, computed daily and paid quarterly in arrears, at the rate of 0.20%, calculated as a percentage of the average daily net assets of each Fund attributable to Jackson National Life Insurance Company contract values allocated to the Funds.

The Adviser may pay, out of its own assets and at no additional cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds' Shares. For the fiscal year ended December 31, 2004, the Adviser paid $0 to Hartford Life Insurance Co., broker-dealers and other intermediaries out of its own assets for costs associated with these administrative and distribution services.

Board Consideration of the Advisory Arrangement

The Investment Advisory Agreement has been approved by the Board of Trustees with respect to the Funds at a meeting held on February 23, 2005. In determining whether it was appropriate to approve the Investment Advisory Agreement, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Investment Advisory Agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

  The investment advisory fees payable to the Adviser under the Investment Advisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Funds, and the comparability of the proposed fees to fees paid by comparable mutual funds;
  The Investment Advisory Agreement did not increase current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;
  The Investment Advisory Agreement permitted the continuity of each Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;
  The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the Funds and the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;
  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;
  The Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds; and
  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Investment Advisory Agreement with respect to each Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser. Under this authority, the Adviser is required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser. The Proxy Voting Policies and Procedures also require the Adviser to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser will submit a report indicating the nature of the conflict and how it was resolved.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

The Adviser has implemented written Proxy Policies and Procedures that describe how the Adviser will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Funds, as appropriate.

The Adviser has engaged Institutional Shareholders Service (ISS) to administer the proxy voting policy. The Adviser's Investment Committee reviews and adopts annually the proxy voting recommendations contained in the ISS Proxy Voting Guidelines Summary. The Chief Investment Officer of the Adviser must approve any deviations from these guidelines.

With respect to any proxy vote made on behalf of the Trust that involves a material conflict of interest for the Adviser, the Adviser will refer such proxy vote to the Special Proxy Voting Committee. The Special Proxy Voting Committee is composed exclusively of the independent Trustees of the Board of Trustees of the Funds and will conduct its activities according to the Special Proxy Voting Committee Charter.

On matters of corporate governance, generally ISS will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

On matters of capital structure, generally ISS will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to reduce the par value of common stock, and for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

On matters relating to management compensation, generally ISS will vote: for stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and against proposals that would permit retirement plans for nonemployee directors.

On matters relating to corporate transactions, ISS will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. ISS will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. ISS will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if ISS decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though ISS typically votes against such measures in other contexts.

Information on how the Funds voted proxies for the twelve month period ended June 30, 2004, is available without charge (i) from the Funds, upon request by calling 1-800-282-5706; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Portfolio Transactions

The Adviser determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, a Fund, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Unless otherwise directed by the Board of Trustees, allocation of transactions, including their frequency, to various brokers and dealers is determined in good faith by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, the Adviser evaluates wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of a Fund. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps the Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, the Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to a Fund. While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by the Adviser. Any such other portfolio, investment company or account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Quality Growth VIP Fund paid aggregate brokerage commissions equal to $4,558, $7,702 and $27,200, respectively. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Balanced VIP Fund paid aggregate brokerage commissions equal to $824, $1,915 and $2,659, respectively. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Mid Cap VIP Fund paid aggregate brokerage commissions equal to $1,515, $13,151 and $25,868, respectively. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for the fiscal years ended December 31, 2003 and December 31, 2004, the Disciplined Value VIP Fund paid aggregate brokerage commissions equal to $3,038, $8,044 and $15,319.

For the fiscal year ended December 31, 2004, the Adviser may have directed brokerage transactions to brokers because of research services provided ("research commission transactions"). For the Quality Growth VIP Fund, $27,200 of commissions was paid on $14,763,576 of research commission transactions, for Balanced VIP Fund, $2,659 commissions was paid on $2,222,535 of research commission transactions, for Mid Cap VIP Fund $25,868 of commissions was paid on $14,323,749 in research commissions transactions, and for Disciplined Value VIP Fund $15,319 of commissions was paid on $12,246,899 of research commission transactions.

Federal Banking Law

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreements without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with the Adviser and consider taking all action necessary in the circumstances, which could include recommending to Shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

Administrator

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS Fund Services ("BISYS") served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodians). The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the other investment advisors of the Trust's portfolios, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) a fee calculated at the annual rate of 0.045% of each Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the Quality Growth VIP Fund incurred administration fees equal to $1,057, $2,176 and $5,326, respectively, of which $681, $1,451 and $3,551, respectively, was waived or reimbursed by BISYS. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Balanced VIP Fund incurred administration fees equal to $114, $545 and $775, respectively, of which $76, $363 and $517, respectively, was waived or reimbursed by BISYS. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Mid Cap VIP Fund incurred administration fees equal to $121, $1,142 and $4,457, respectively, of which $81, $761 and $2,972, respectively was waived or reimbursed by BISYS. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003 and December 31, 2004, the Disciplined Value VIP Fund incurred administration fees equal to $116, $1,072 and $4,508, respectively, of which $77, $715 and $3,005, respectively, was waived or reimbursed by BISYS.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

The Adviser and the Administrator each bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As a distributor, BISYS acts as agent for the Funds in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Funds. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

Fifth Third Bank has been retained, pursuant to a Custodian Agreement, to act as custodian for the Funds. Fifth Third Bank's address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; pays all expenses of each Fund; and receives and pays out cash for purchases and redemptions of shares of each Fund and pays out cash if requested for dividends on shares of each Fund. Under the Custodian Agreement, each Fund has agreed to pay the Custodian for furnishing custodian services a fee for certain administration and transaction charges and out-of-pocket expenses.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Trust pursuant to an agreement dated as of March 1, 1999. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the custodian, affirmation to the custodian of portfolio trades and cash settlements, verification and reconciliation with the custodian of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

BISYS Ohio receives an annual fee per Variable Contract Owner account, subject to certain base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of the Fund's average daily net assets or $30,000.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Suite 2100, Columbus, OH, serves as independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

Legal Counsel

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

Codes of Ethics

The Trust, the Adviser, and BISYS each have adopted a code of ethics, under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust that was organized on July 20, 1994. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

Vote of a Majority of the Outstanding Shares

As used in the Funds' Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Principal Shareholders

As of April 22, 2005, Hartford Life Insurance owned 64.90% and Jackson National Life Insurance owned 35.10% of the outstanding Shares of the Balanced VIP Fund, 67.92% and 32.08%, respectively of the outstanding Shares of the Disciplined Value VIP Fund, 82.54% and 17.46%, respectively of the outstanding Shares of the Mid Cap VIP Fund, and 72.77% and 27.23%, respectively of the outstanding Shares of the Quality Growth VIP Fund and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of these Funds.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

The following discussion summarizes certain U.S. federal tax considerations concerning an investment in a Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Fund.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains.

To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Funds believe they are not subject to the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (such as the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are actually received.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department has issued and has announced that it will issue further regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that any future rules or regulations are adopted, there can be no assurance that a given Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

If a Fund invests in shares of a passive foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. A Fund may, however, be able to elect alternative tax treatment for such investments that would avoid this unfavorable result.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.

Distributions

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a Shareholder (such as a Separate Account). Net capital gains (the excess of any net long-term capital gains over net short term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Shareholder regardless of the length of time the Shareholder may have held the Shares.

Hedging Transactions

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each Shareholder's situation. Shareholders (such as Separate Accounts) are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Yields of the Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to a Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of the Funds.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All totals return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Inc., the Russell 2000 Index, the Russell Midcap Growth Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

Each Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

Financial statements for the Trust with respect to the Quality Growth VIP Fund, Balanced VIP Fund, Mid Cap VIP Fund, and Disciplined Value VIP Fund as of December 31, 2004 for its fiscal years then ended, including notes thereto and the report of PricewaterhouseCoopers LLP thereon dated February 11, 2005, are incorporated by reference from the Trust's 2004 Annual Reports. For periods ended on or before December 31, 2001, the financial information was audited by other independent auditors. A copy of the reports delivered with this SAI should be retained for future reference.

APPENDIX

DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's commercial paper ratings:

Excerpts from Moody's commercial paper ratings are listed as follows: Prime - 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D - in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a) (1)	Form of Amended and Restated Declaration of Trust dated July 20, 1994, as amended and restated February 5, 1997 and November 20, 2002 (20)
(2)	Establishment and Designation of Series effective February 5, 1997 (1)
(3)	Redesignation of Two Existing Series and Establishment and Designation of Two Additional Series effective August 13, 1997 (3)
(4)	Establishment and Designation of Series effective February 25, 1999 (6)
(5)	Form of Establishment and Designation of Four Additional Series (8)
(6)	Form of Amended Designation of Series (8)
(7)	Form of Amended Designation of Series (9)
(8)	Form of Establishment and Designation of Five Additional Series (10)
(9)	Form of Amended Designation of Series and Establishment and Designation of Two Additional Series (11)
(10)	Form of Establishment and Designation of Seven Additional Series (12)
(11)	Form of Amended Designation of Series (14)
(12)	Form of Establishment and Designation of Three Additional Series (15)
(13)	Form of Establishment and Designation of One Additional Series (17)
(14)	Form of Amended Designation of Series (18)
(15)	Form of Establishment and Designation of Two Additional Series (19)
(16)	Form of Establishment and Designation of Two Additional Series (21)
(17)	Form of Redesignation of Series (23)
(18)	Form of Establishment and Designation of One Additional Series (22)
(b)	By Laws(1)
(c)	Articles V and VI of the Registrant's Amended and Restated Declaration of Trust define rights of holders of Shares.
(d) (1)	Form of Investment Advisory Agreement between Registrant and AmSouth Asset Management, Inc.(4)
(2)	Form of Sub Advisory Agreement between AmSouth Asset Management Inc. and OakBrook Investments, LLC (6)
(3)	Form of Investment Advisory between Registrant and Skandinaviska Enskilda Banken AB (publ.)(12)
(4)	Form of Investment Advisory Agreement between Registrant and Fifth Third Asset Management Inc. (14)
(5)	Form of Sub Advisory Agreement between AmSouth Asset Management Inc. and Five Points Capital Advisors, Inc. (15)
(6)	Form of Investment Advisory Agreement between the Registrant and Compass Asset Management*
(7)	Form of Sub Advisory Agreement between AmSouth Asset Management Inc. and Dimensional Fund Advisors Inc. (20)
(8)	Form of Investment Advisory Agreement between Registrant and Choice Investment Management, LLC (20)
(9)	Form of Investment Advisory Agreement between Variable Insurance Funds and Action Fund Management, LLC (24)
(10)	Form of Investment Subadvisory Agreement between Action Fund Management, LLC and Thinkorswim Advisors, Inc. (24)
(e) (1)	Form of Distribution Agreement between Registrant and BISYS Fund Services(3)
(2)	Form of Distribution Agreement between Registrant and BISYS Fund Services (with respect to the Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(3)	Form of Distribution Agreement between Registrant and BISYS Fund Services (with respect to the Free Enterprise Action Fund (24)
(g) (1)	Form of Custodian Agreement between Registrant and Fifth Third Bank (2)
(2)	Form of Custodian Agreement between Registrant and AmSouth Bank(4)
(3)	Form of Custodian Agreement between Registrant and The Bank of New York (with respect to the AmSouth International Equity Fund) (23)
(4)	Form of Custodian Agreement between Registrant and Fifth Third Bank (14)
(5)	Form of Custodian Agreement between Registrant and U.S. Bank, N.A. (23)
(6)	Form of Custodian Agreement between Registrant and Compass Bank*
(7)	Form of Custodian Agreement between Registrant and UMB Bank, N.A. (20)
(8)	Form of Custody Agreement between Registrant and The Huntington National Bank (with respect to the Free Enterprise Action Fundy (24)
(h) (1)	Form of Management and Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc.(6)
(2)	Form of Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(3)	Form of Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc.(6)
(4)	Form of Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(5)	Form of Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Free Enterprise Action Fund) (24)
(6)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc.(6)
(7)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(8)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Free Enterprise Action Fund) (24)
(9)	Form of Fund Participation Agreement with Hartford Life Insurance Company(4)
(10)	Form of Fund Participation Agreement with Allstate Insurance Company(9)
(11)	Form of Fund Participation Agreement with Hartford Life Insurance Company (with respect to the Fifth Third VIP Funds)(9)
(12)	Form of Fund Participation Agreement with New York Life Insurance Company(13)
(13)	Form of Variable Contract Owner Servicing Agreement(6)
(14)	Form of Fund Participation Agreement with Inviva (with respect to Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(15)	Form of Expense Limitation Agreement (with respect to Fifth Third Variable Insurance Funds) (20)
(16)	Form of Expense Limitation Agreement (with respect to Choice Variable Insurance Funds) (20)
(17)	Form of Omnibus Fee Agreement (with respect to Choice Variable Insurance Funds) (20)
(18)	Form of Expense Limitation Agreement (with respect to Free Enterprise Action Fund) (24)
(19)	Form of Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Free Enterprise Action Fund)
(20)	Form of Compliance Services Agreement between Registrant and BISYS Fund Services Limited Partnership.
(i)	Opinion and Consent of Counsel (2)
(j) (1)	Consent of Independent Auditors
(2)	Consent of Independent Auditors
(3)	Consent of Independent Auditors
(k)	Not Applicable
(1)	Purchase Agreement(2)
(m) (1)	Form of Distribution and Service Plan (with respect to the Expedition Equity VIP Fund)*
(2)	Form of Related Agreement to the Distribution and Service Plan (with respect to the Expedition Equity VIP Fund)*
(3)	Form of Distribution and Service Plan (with respect to the Choice VIT Market Neutral Fund and Choice VIT Long Short Fund) (20)
(4)	Form of Related Agreement to the Distribution and Service Plan (with respect to the Choice VIT Market Neutral and Choice VIT Long Short Fund) (20)
(n)	Not Applicable
(p) (1)	Form of Code of Ethics of the Registrant (8)
(2)	Form of Code of Ethics of AmSouth Asset Management, Inc. (8)
(3)	Form of Code of Ethics of Fifth Third Asset Management Inc. (14)
(4)	Form of Code of Ethics of Skandinaviska Enskilda Banken AB (publ.)*
(5)	Form of Code of Ethics of OakBrook Investments, LLC (8)
(6)	Form of Code of Ethics of Five Points Capital Advisors Inc. (17)
(7)	Form of Code of Ethics of Compass Asset Management*
(8)	Form of Code of Ethics of Dimensional Fund Advisors Inc. (23)
(9)	Form of Code of Ethics of Choice Investment Management, LLC (19)
(10)	Form of Code of Ethics of Action Fund Management, LLC (24)
(11)	Form of Code of Ethics of Thinkorswim Advisors, Inc. (24)
(q) (1)	Secretary's Certificate Pursuant to Rule 483(b)(2)
(2)	Powers of Attorney (2)
(3)	Power of Attorney (Nimish Bhatt)(6)
(4)	Power of Attorney (Maurice Stark) (22)
(5)	Power of Attorney (Adam Ness) (22)
(6)	Power of Attorney (Steven D. Pierce) (25)

_________________

* To be filed by Amendment.

1.	Filed with Pre Effective Amendment No. 1 to Registrant's Registration Statement on February 5, 1997.
2.	Filed with Pre Effective Amendment No. 2 to Registrant's Registration Statement on May 29, 1997.
3.	Filed with Post Effective Amendment No. 1 to Registrant's Registration Statement on July 3, 1997.
4.	Filed with Post Effective Amendment No. 2 to Registrant's Registration Statement on September 15, 1997.
5.	Filed with Post Effective Amendment No. 5 to Registrant's Registration Statement on January 20, 1999.
6.	Filed with Post Effective Amendment No. 6 to Registrant's Registration Statement on April 1, 1999.
7.	Filed with Post Effective Amendment No. 7 to Registrant's Registration Statement on July 16, 1999.
8.	Filed with Post Effective Amendment No. 9 to Registrant's Registration Statement on April 28, 2000.
9.	Filed with Post Effective Amendment No. 10 to Registrant's Registration Statement on August 3, 2000.
10.	Filed with Post Effective Amendment No. 11 to Registrant's Registration Statement on October 16, 2000.
11.	Filed with Post Effective Amendment No. 12 to Registrant's Registration Statement on January 31, 2001.
12.	Filed with Post Effective Amendment No. 13 to Registrant's Registration Statement on March 23, 2001.
13.	Filed with Post Effective Amendment No. 14 to Registrant's Registration Statement on May 1, 2001.
14.	Filed with Post Effective Amendment No. 15 to Registrant's Registration Statement on July 31, 2001.
15.	Filed with Post Effective Amendment No. 16 to Registrant's Registration Statement on February 1, 2002
16.	Filed with Post Effective Amendment No. 17 to Registrant's Registration Statement on April 30, 2002
17	Filed with Post Effective Amendment No. 18 to Registrant's Registration Statement on June 14, 2002
18.	Filed with Post Effective Amendment No. 19 to Registrant's Registration Statement on June 28, 2002
19.	Filed with Post Effective Amendment No. 20 to Registrant's Registration Statement on February 14, 2003.
20.	Filed with Post Effective Amendment No. 21 to Registrant's Registration Statement on April 28, 2003.
21.	Filed with Post Effective Amendment No. 22 to Registrant's Registration Statement on February 13, 2004.
22.	Filed with Post Effective Amendment No. 23 to Registrant's Registration Statement on April 14, 2004.
23.	Filed with Post Effective Amendment No. 24 to Registrant's Registration Statement on April 29, 2004.
24.	Filed with Post Effective Amendment No. 25 to Registrant's Registration Statement on June 29, 2004.
25.	Filed with Post Effective Amendment No. 26 to Registrant's Registration Statement on February 18, 2005.
Item 24.	Persons Controlled by or Under Common Control with Registrant Not applicable

Item 25.	Indemnification

Reference is made to Article IV of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1)) which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Declaration of Trust, its By Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26	Business and Other Connections of Investment Advisers and their Officers and Directors

The business of each of the Investment Advisers is summarized under "Management of the Fund(s)" or "Fund Management" in the Prospectuses constituting Part A and "Management of the Trust" in the Statement of Additional Information constituting Part B of this Registration Statement, which summaries are incorporated herein by reference.

Information relating to the business and other connections of AmSouth Asset Management Inc., OakBrook Investments, LLC, and Five Points Capital Advisors and each director, officer or partner of each, is hereby incorporated by reference to disclosure in Item 26 of the registration statement of Form N-lA of AmSouth Mutual Funds (File Nos. 33 21660 and 811-5551). Information relating to the business and other connections of Fifth Third Asset Management, Inc. ("Fifth Third") and each director, officer or partner of Fifth Third is hereby incorporated by reference to disclosure in Item 26 of the registration statement of Form N-1A of Fifth Third Funds (File Nos. 33-24848 and 811 5669). Information relating to the business and other connections of Compass Asset Management ("CAM") and each director, officer or partner of CAM is hereby incorporated by reference to disclosure in Item 26 of the registration statement of Form N lA of Expedition Funds (File Nos. 33-30950 and 811-05900). Information relating to the business and other connections of Dimensional Fund Advisors Inc. ("Dimensional") and each director, officer of Dimensional is hereby incorporated by reference to disclosure in Item 26 of the registration statement of Form N-lA of the DFA Investment Trust Company (File No. 811-7436). Information relating to the business and other connections of Choice Investment Management, LLC is hereby incorporated by reference to disclosure in Item 26 of the registration statement of Form N-IA of the Choice Funds (File Nos. 333-83419 and 811-9485). Information relating to the business and other connections of Action Fund Management, LLC ("Action") and each member, director, officer or partner of Action is hereby incorporated by reference to Form ADV of Action Fund Management, LLC (File No. 801-63163). Information relating to the business and other connections of Thinkorswim Advisors, Inc. ("TOS") and each member, director, officer or partner of TOS is hereby incorporated by reference to Form ADV of Thinkorswim Advisors, Inc. (File No. 801-49181).

[Skandinaviska Enskilda Banken AB (publ.) to be provided by amendment.]

Item 27.	Principal Underwriter

(a)

BISYS Fund Services ("BISYS") acts as distributor for Registrant. BISYS also distributes the securities of Alpine Equity Trust, Ambassador Funds American Independence Funds Trust, American Performance Funds, AmSouth Funds, BB&T Funds, The Coventry Group, The Eureka Funds, The Hirtle Callaghan Trust, HSBC Advisor Funds Trust, HSBC Investor Funds, The Infinity Mutual Funds, Inc., LEADER Mutual Funds, Legacy Funds Group, MMA Praxis Mutual Funds, The M.S.D.&T. Funds Inc., Old Westbury Funds, Inc., Pacific Capital Funds, USAllianz Variable Insurance Products Trust, The Victory Portfolios, The Variable Insurance Funds, The Willamette Funds, Vintage Mutual Funds, Inc. and Van Ness Funds, each of which is a management investment company.

(b)	Partners of BISYS Fund Services are as follows:
Name and Principal	Positions and Offices with BISYS Fund Services	Position and Offices with Registrant
WC Subsidiary Corporation 150 Clove Road Little Falls, NJ 07424	Sole Limited Partner	None
BISYS Fund Service, Inc. 3435 Stelzer Road Columbus, OH 43219	Sole General Partner	None
(c)	Not Applicable
Item 28.	Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of: AmSouth Asset Management Inc., 1901 Sixth Avenue North, Birmingham, Alabama 35203; OakBrook Investments, LLC, 701 Warrenville Road, Suite 135, Lisle, Illinois 60532; Five Points Capital Advisors, Inc. 1901 Sixth Avenue North, Birmingham, Alabama 35203; Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401; Skandinaviska Enskilda Banken AB (publ.), Kungstradgardsgatan 8, Stockholm, Sweden; Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 3035 (records relating to its functions as distributor); Compass Asset Management, 15 S. 20th Street, Birmingham, Alabama 35233; Choice Investment Management, LLC, 5299 DTC Boulevard, Suite 1150, Englewood, Colorado 80111; Action Fund Management, LLC, 12309 Briarbush Lane, Potomac, MD 20854; Thinkorswim Advisors, Inc., 3304 N. Lincoln Ave., Chicago, 111 60657; and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 3035 (records relating to its functions as administrator, transfer agent, and fund accountant).

Item 29.	Management Services
Not Applicable

Item 30.	Undertakings
(a)	Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, a on request and without charge.
(b)

Registrant undertakes to call a meeting of Shareholders for the purpose of voting a on the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Washington, D.C. on the 29 day of April, 2005.

                                                                                           VARIABLE INSURANCE FUNDS

                                                                                           By: _________*_________

                                                                                           Walter Grimm

                                                                                           President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons on behalf of Variable Insurance Funds in the capacity and on the date indicated:

Signatures	Title	Date
____________*_______________ Walter Grimm President	President, Chairman of the Board, and Trustee	April 29, 2005
____________*_______________ Steven D. Pierce	Treasurer	April 29, 2005
____________*_______________ Michael Van Buskirk	Trustee	April 29, 2005
____________*_______________ James Woodward	Trustee	April 29, 2005
____________*_______________ Maurice Stark	Trustee	April 29, 2005
By: /s/ Keith T. Robinson
Keith T. Robinson

Keith T. Robinson as attorney-in-fact, pursuant to powers of attorney filed as Exhibit 19(b) (since redesignated as Exhibit q(2)) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, and, with respect to Maurice Stark, pursuant to a power of attorney filed as Exhibit q(4) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement and, with respect to Steven D. Pierce, pursuant to a power of attorney filed as Exhibit q(5) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

Exhibit Index

(h)     (20)   Form of Compliance Services Agreement between Registrant and BISYS Fund Services Limited Partnership.

(j)       (1)    Consent of Independent Auditors

          (2)     Consent of Independent Auditors

          (3)     Consent of Independent Auditors